As filed with the Securities and Exchange Commission on April 14, 1997

Securities Act File No. 33-46973
Investment Company Act File No. 811-6625

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 F O R M  N-1A

         Registration Statement Under the Securities Act of 1933 [X]
                             Pre-Effective Amendment No. __      [ ]
                             Post-Effective Amendment No. 28     [X]
                                      and
        Registration Statement Under the Investment Company Act of 1940
                               Amendment No. 31                  [X]
                      ____________________________________
                      THE PAYDEN & RYGEL INVESTMENT GROUP
                       (formerly P & R Investment Trust)
               (Exact Name of Registrant as Specified in Charter)

                       333 South Grand Avenue, 32nd Floor
                         Los Angeles, California  90071
                    (Address of Principal Executive Offices)
                                 (213) 625-1900
              (Registrant's Telephone Number, Including Area Code)

                                 JOAN A. PAYDEN
                       333 South Grand Avenue, 32nd Floor
                         Los Angeles, California  90071
                                 (213) 625-1900
                    (Name and Address of Agent for Service)

                            Copy to: Michael Glazer
                       Paul, Hastings, Janofsky & Walker
               555 S. Flower St., Los Angeles, California  90071
                              ____________________

                 Approximate Date of Proposed Public Offering:
                As soon as practicable following effective date.
                              ____________________

            It is proposed that this filing will become effective:

       [X]     immediately upon filing pursuant to paragraph (b)

       [ ]     on   (date)   pursuant to paragraph (b)
                  ----------
       [ ]     60 days after filing pursuant to paragraph (a)(i)

       [ ]     on   (date)   pursuant to paragraph (b)
                  ----------
       [ ]     75 days after filing pursuant to paragraph (a)(ii)

       [ ]     on   (date)   pursuant to paragraph (a)(ii), of Rule 485.
                  ----------
       [ ]     This post-effective amendment designates a new effective
               date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered under the Securities Act of 1933 an indefinite number of shares of beneficial interest. Registrant filed a Notice under such Rule for its fiscal year ended October 31, 1996 on December 31, 1996.

                       THE PAYDEN & RYGEL INVESTMENT GROUP

                              CROSS REFERENCE SHEET

                                   FORM N-1A


N-1A                                                        Location in
Item No.                  Item                              Registration Statement
--------                  ----                              ----------------------


                   Part A: Information Required in Prospectus
                   -------------------------------------------
1.               Cover Page                                 Cover Page

2.               Synopsis                                   Funds in Review

3.               Condensed Financial                        Financial Highlights
                 Information

4.               General Description                        Investment Objectives
                 of Registrant                              and Policies; Dividends, Distributions and Taxes

5.               Management of                              Management of the
                 the Fund                                   Funds

5A.              Management's Discussion                    Contained in Registrant's
                 of Fund Performance                        annual report

6.               Capital Stock and                          How to Purchase Shares;
                 Other Securities                           Dividends, Distributions and Taxes; Shareholder Services

7.               Purchase of Securities                     How to Purchase Shares;
                 Being Offered                              Management of the Funds;
                                                            Net Asset Value

8.               Redemption or                              Redemption of Shares
                 Repurchase

9.               Pending Legal                              Not Applicable
                 Proceedings

                        Part B:  Information Required in
                      Statement of Additional Information

10.              Cover Page                                 Cover Page

11.              Table of Contents                          Cover Page

12.              General Information                        Not Applicable
                 and History

13.              Investment Objectives                      Investment Objectives
                 and Policies                               and Policies; Fundamental
                                                            and Operating Policies

14.              Management of the                          Management of the Group
                 Registrant

15.              Control Persons and                        Management of the Group
                 Principal Holders of
                 Securities

16.              Investment Advisory                        Management of the Group:
                 and Other Services                         Other Information

17.              Brokerage Allocation                       Portfolio Transactions

18.              Capital Stock and                          Other Information
                 Other Securities

19.              Purchase, Redemption                       Purchases and Redemptions
                 and Pricing of Securities
                 Being Offered

20.              Tax Status                                 Taxation

21.              Underwriters                               Management of the Group

22.              Calculation of                             Fund Performance
                 Performance Data

23.              Financial Statements                       Other Information

                           Part C:  Other Information

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

        FIXED INCOME FUNDS
               Limited Maturity Fund
               Short Bond Fund
               U.S. Treasury Fund
               Intermediate Bond Fund
               Investment Quality Bond Fund
               Total Return Fund

        TAX EXEMPT FUNDS
               Short Duration Tax Exempt Fund
               Tax Exempt Bond Fund

        EQUITY FUNDS
               Growth & Income Fund
               Market Return Fund

        GLOBAL FUNDS
               Global Short Bond Fund
               Global Fixed Income Fund
               International Bond Fund
               Global Balanced Fund
               International Equity Fund

                                   PROSPECTUS

                                 APRIL 14, 1997





                                [GRAPHIC OMITTED]

TABLE OF CONTENTS

        Funds in Review........................................................1

        Expense Information ...................................................4

        Financial Highlights...................................................7

        Net Asset Value.......................................................24

        Dividends, Distributions and Taxes....................................24

        Investment Objectives and Policies ...................................26

        Investment Practices..................................................37

        Management of the Funds...............................................52

        Shareholder Services..................................................56

        Redemption of Shares..................................................59

        How to Purchase Shares................................................60

                         PAYDEN & RYGEL INVESTMENT GROUP
                             333 SOUTH GRAND AVENUE
                          LOS ANGELES, CALIFORNIA 90071
                                 (800) 5-PAYDEN

                                 (213) 625-1900



The Payden & Rygel Investment Group (the "Group") is a professionally managed, no-load, open-end management investment company. The Group currently consists of fifteen distinct portfolios with separate investment objectives (each a "Fund"). Information about the investment objectives of the Funds, the types of securities in which each Fund may invest, and applicable investment policies and restrictions, is set forth in this Prospectus. There can be no assurance that the Funds' investment objectives will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of the Funds also will vary.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. Payden & Rygel (the "Adviser") serves as investment adviser for each of these Funds. Payden & Rygel has been in the investment advisory business for 14 years and manages assets of over $22 billion.



A Statement of Additional Information, dated April 14, 1997, containing additional information about each Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing the Group at 333 South Grand Avenue, Los Angeles, California 90071 or by telephone at (213) 625-1900 or
(800) 5-PAYDEN (800-572-9336).


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE SHARES FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

This Prospectus should be read and retained for reference to information about the Funds.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is April 14, 1997.

                                 FUNDS IN REVIEW


This summary is designed to provide a brief overview of each of the Funds including their investment objectives. A much more detailed discussion of each Fund's objectives and investment policies begins on page 26. Pages 56-62 have complete information on how to purchase, redeem and exchange shares.


FUND DESCRIPTIONS

FIXED INCOME FUNDS


Each Fixed Income Fund invests in debt obligations which pay principal and interest in U.S. dollars and are "investment grade" at the time of purchase. Investment grade means that each security has been rated by at least one of the established rating agencies in one of its four top categories (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation), or if unrated, is determined by the Adviser to be of comparable quality. Furthermore, the Total Return Fund may invest up to 25% of its assets in fixed income securities that are below investment grade and may invest a portion of its assets in securities which pay principal and interest in foreign currencies.


The Limited Maturity Fund seeks to earn a total return that, over time, is greater than that available from money market funds. Each other Fixed Income Fund invests to earn a high level of total return, consistent with preservation of capital. No Fund is constrained as to the final maturity of any single investment. However, the average maturity of its portfolio is, under normal market conditions, held to the limits discussed below.

The LIMITED MATURITY FUND is aimed at investors seeking more income than offered from a money market fund and willing to accept some share-price volatility. The Fund invests primarily in U.S. Treasuries and government agency securities, money market securities, investment grade corporate debt and mortgage-backed securities. Average portfolio maturity generally ranges between four and nine months.

The SHORT BOND FUND invests primarily in U.S. Treasuries and government agency securities, money market securities and investment grade corporate debt and mortgage-backed securities. The Fund maintains a relatively short average portfolio maturity of no more than three years.

The U.S. TREASURY FUND invests primarily in U.S. Treasury bills, notes and bonds. Most investments mature in less than ten years and average portfolio maturity is generally less than five years.

The INTERMEDIATE BOND FUND invests primarily in intermediate-term fixed-income securities of the same types as the Limited Maturity Fund. Most investments mature within ten years. Average portfolio maturity is generally between three and six years.

The INVESTMENT QUALITY BOND FUND invests in the same types of securities as the Limited Maturity Fund, but of any maturity. Average portfolio maturity is generally less than ten years.

The TOTAL RETURN FUND generally invests in the same types of debt obligations as the Limited Maturity Fund. In addition, the Total Return Fund can invest a portion of its assets in foreign bonds denominated in foreign currencies, and up to 25% of its total assets in non-investment grade debt. Securities below investment grade, commonly referred to as "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. The Fund is not constrained with respect to its average maturity.

TAX EXEMPT FUNDS

The Short Duration Tax Exempt Fund and the Tax Exempt Bond Fund invest primarily in debt obligations which are exempt from federal income tax. Both Funds invest only in investment grade securities.

The SHORT DURATION TAX EXEMPT FUND is designed for investors seeking tax-exempt income from short-term debt. The Fund normally maintains an average portfolio maturity of one to four years.

The TAX EXEMPT BOND FUND invests primarily in intermediate-term tax-exempt securities. The Fund normally maintains an average maturity of between five and ten years.

EQUITY FUNDS

The GROWTH & INCOME FUND seeks to provide growth of capital and some current income. The Fund normally invests approximately half of its total assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. The remaining assets are invested in securities intended to replicate the total return of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"), normally Standard & Poor's Depositary Receipts or additional common stocks.

The MARKET RETURN FUND seeks to outperform the S&P 500 Index by investing in a combination of S&P 500 Index futures contracts and a portfolio of investment grade fixed income securities.

GLOBAL FUNDS

The objective of the International Equity Fund is long-term capital appreciation. The objective of each other Global Fund is to realize a high level of total return consistent with preservation of capital.

The GLOBAL SHORT BOND FUND and the GLOBAL FIXED INCOME FUND invest in U.S. and foreign debt securities that are rated at the time of purchase in one of the top two categories by at least one of the established rating agencies (e.g., AAA or AA by Standard and Poor's Corporation). In order to hedge foreign currency exposure, the Funds have substantial investment in foreign currency contracts. The Global Short Bond Fund will normally have an average portfolio maturity of one to three years. The Global Fixed Income Fund will normally have an average maturity of no more than ten years.



The INTERNATIONAL BOND FUND invests in the same types of debt obligations as the Global Fixed Income Fund, except they are primarily not denominated in U.S. dollars. The Fund's average portfolio maturity will not exceed ten years.


The GLOBAL BALANCED FUND invests in common stocks, bonds, and money market instruments of both domestic and foreign issuers. The proportion of assets invested in each asset class will vary from time to time based upon the Adviser's determination of expected returns and risks.

The INTERNATIONAL EQUITY FUND invests in equity securities (common and preferred stock) of issuers whose corporate headquarters are outside the United States ("foreign equities"). Normally, the Fund's assets will be invested in securities of issuers headquartered in at least five different countries.

INVESTMENT RISKS AND CONSIDERATIONS


Because each Fixed Income Fund, each Tax Exempt Fund, each Global Fund (other than the International Equity Fund) and the Market Return Fund invests or may invest principally in debt securities, the value of its portfolio will generally vary inversely with changes in interest rates, and each Fund's ability to achieve its investment objective will depend on the ability of issuers to pay their debt obligations when due.



The Growth & Income and International Equity Funds invest, and the Global Balanced Fund may invest, principally in equity or equity-based securities. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects, and on overall market and economic conditions.


The Total Return, Global Fixed Income, Global Short Bond, Global Balanced and International Bond Funds will purchase debt obligations that are payable in foreign currencies. The acquisition of securities issued by foreign governments and foreign companies and denominated in foreign currencies involves investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. governmental entities and domestic companies, including differences in reporting standards; adverse changes in investment, exchange or tax control regulations; political instability; changes in exchange rates; greater portfolio volatility; additional transaction costs; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments.



INVESTMENT ADVISER AND SUB-ADVISER

Payden & Rygel serves as Adviser to each Fund. The Adviser has retained Scottish Widows Investment Management as Sub-adviser to the International Equity Fund and a portion of the Global Balanced Fund.

PURCHASE AND REDEMPTION OF SHARES


Two classes of shares of each Fund are offered through Payden & Rygel Distributors with no sales charge for either class. In general, the minimum initial investment is $5,000, and the minimum additional investment is $1,000. Tax-sheltered Retirement Plans and the Automated Investment Programs require different minimum investments. See "Shareholder Services" and "How to Purchase Shares." Class B Shares are subject to Shareholder Service Plan fees of 0.25% of average daily net assets. Class A Shares do not participate in the Plan and do not pay these fees. Shares of each Fund may be exchanged for Class A or Class B Shares of any other Fund or for the other class of shares of the Fund.


Shares of each Fund may be redeemed or exchanged without cost at the net asset value per share of the Fund next determined after receipt of a request in proper form. The redemption or exchange price may be more or less than the purchase price.


                               EXPENSE INFORMATION

All classes of shares are offered to investors on a no-load basis without any sales commissions or distribution ("12b-1 plan") charges.


Annual Fund Operating Expenses
(For Class A Shares, as a percentage of average net assets for the fiscal year ended October 31, 1996. For Class B Shares, as an estimated percentage of average net assets for the fiscal year ended October 31, 1997. Except as otherwise indicated, after reimbursement of Advisory fees and Other expenses.)



                                         CLASS A SHARES                       CLASS B SHARES
                               ===============================     ================================
                                                      TOTAL                    OTHER         TOTAL
                               ADVISORY     OTHER      FUND      ADVISORY     EXPENSES       FUND
FIXED INCOME FUNDS               FEES     EXPENSES    EXPENSES     FEES     (ESTIMATED)*   EXPENSES
------------------               ----     --------    --------     ----     ------------   --------
Limited Maturity Fund           0.28%       0.02%      0.30%       0.28%        0.27%        0.55%
Short Bond Fund                 0.28%       0.12%      0.40%       0.28%        0.37%        0.65%
U.S. Treasury Fund              0.28%       0.17%      0.45%       0.28%        0.42%        0.70%
Intermediate Bond Fund          0.28%       0.17%      0.45%       0.28%        0.42%        0.70%
Investment Quality Bond         0.28%       0.17%      0.45%       0.28%        0.42%        0.70%
     Fund**
Total Return Fund**             0.28%       0.17%      0.45%       0.28%        0.42%        0.70%


TAX EXEMPT FUNDS
----------------
Short Duration Tax Exempt       0.32%       0.13%      0.45%       0.32%        0.38%        0.70%
     Fund

Tax Exempt Bond Fund            0.32%       0.13%      0.45%       0.32%        0.38%        0.70%

EQUITY FUNDS
------------
Growth & Income Fund**          0.30%       0.24%      0.54%       0.30%        0.55%        0.85%
Market Return Fund**            0.28%       0.17%      0.45%       0.28%        0.42%        0.70%

GLOBAL FUNDS
------------
Global Short Bond Fund          0.30%       0.15%      0.45%       0.30%        0.40%        0.70%
Global Fixed Income Fund        0.31%       0.22%      0.53%       0.30%        0.65%        0.95%
International Bond Fund         0.35%       0.35%      0.70%       0.30%        0.65%        0.95%
Global Balanced Fund**          0.50%       0.20%      0.70%       0.50%        0.45%        0.95%
International Equity Fund**     0.60%       0.30%      0.90%       0.60%        0.55%        1.15%



*  Includes Shareholder Service Plan fee of 0.25%.
** Annualized estimate for the fiscal year ending October 31, 1997.


The Adviser has voluntarily agreed to waive 0.20% of its advisory fee for the Growth & Income Fund through at least October 31, 1997. In addition, the Adviser has guaranteed that, for so long as it acts as investment adviser to a Fund, the total expenses of the Fund, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses), will not exceed the percentage listed below of the Fund's average daily net assets on an annualized basis. In addition, the Adviser has voluntarily agreed to temporarily limit each Fund's expense ratio on an annualized basis through October 31, 1997 (exclusive of interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) as listed below.


FUND EXPENSE LIMITS
-------------------
                                                CLASS A SHARES                 CLASS B SHARES
                                          ========================      ==========================
                                                          CURRENT                         CURRENT
                                                         VOLUNTARY                       VOLUNTARY
                                           EXPENSE        EXPENSE        EXPENSE          EXPENSE
FIXED INCOME FUNDS                        GUARANTEE        LIMIT         GUARANTEE         LIMIT
------------------                        ---------      --------        ---------       ---------
Limited Maturity Fund                       0.60%          0.30%           0.85%           0.55%
Short Bond Fund                             0.60%          0.40%           0.85%           0.65%
U.S. Treasury Fund                          0.60%          0.45%           0.85%           0.70%
Intermediate Bond Fund                      0.60%          0.45%           0.85%           0.70%
Investment Quality Bond Fund                0.60%          0.45%           0.85%           0.70%
Total Return Fund                           0.60%          0.45%           0.85%           0.70%

TAX EXEMPT FUNDS
----------------
Short Duration Tax Exempt Fund              0.60%          0.45%           0.85%           0.70%
Tax Exempt Bond Fund                        0.60%          0.45%           0.85%           0.70%

EQUITY FUNDS
------------
Growth & Income Fund                        0.80%          0.54%           1.05%           0.85%
Market Return Fund                          0.60%          0.45%           0.85%           0.70%

GLOBAL FUNDS
------------
Global Short Bond Fund                      0.70%          0.45%           0.95%           0.70%
Global Fixed Income Fund                    0.70%                          0.95%
International Bond Fund                     0.70%                          0.95%
Global Balanced Fund                        0.85%          0.70%           1.10%           0.95%
International Equity Fund                   1.05%          0.90%           1.30%           1.15%


Each Fund will reimburse the Adviser for fees foregone or other expenses paid by it in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense cap (whichever is in effect at the time of reimbursement). No Fund will be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund. Actual expenses for the Class A Shares of the Funds for the fiscal year ended October 31, 1996, before reimbursement by the Adviser, were as follows: Limited Maturity Fund, 0.62%; Short Bond Fund, 0.57%; U.S. Treasury Fund, 0.78%; Intermediate Bond Fund, 0.58%; Investment Quality Bond Fund, 0.64%; Short Duration Tax Exempt Fund, 0.70%; Tax Exempt Bond Fund, 0.61%; Market Return Fund, 4.14%; Global Short Bond Fund, 2.31%; Global Fixed Income Fund, 0.53%; and International Bond Fund, 0.98%. Actual expenses for Class A Shares of the Total Return, Global Short Bond, International Equity, Global Balanced and Growth & Income Funds for the fiscal year ended October 31, 1997, before reimbursement by the Adviser, are estimated to be 1.0% of average daily net assets (annualized). No Class B Shares were sold during the fiscal year ended October 31, 1996.


The following table illustrates the expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, there are no Fund redemption fees of any kind.

Expenses Per $1,000 Investment



                                        CLASS A SHARES                      CLASS B SHARES
                               ==============================      =============================
FIXED INCOME FUNDS           1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------           ------  -------  -------  --------  ------  -------  -------  --------
Limited Maturity Fund          $3      $11      $17      $38       $6      $18      $31      $71
Short Bond Fund                $4      $13      $22      $51       $7      $21      $37      $83
U.S. Treasury Fund             $5      $15      $25      $57       $7      $23      $40      $89
Intermediate Bond Fund         $5      $15      $25      $57       $7      $23      $40      $89
Investment Quality Bond        $5      $15      $25      $57       $7      $23      $40      $89
     Fund
Total Return Fund              $5      $15      $25      $57       $7      $23      $40      $89

TAX EXEMPT FUNDS
----------------
Short Duration Tax Exempt      $5      $15      $25      $57       $7      $23      $40      $89
     Fund
Tax Exempt Bond Fund           $5      $15      $25      $57       $7      $23      $40      $89

EQUITY FUNDS
------------
Growth & Income Fund           $6      $19                         $9      $27

Market Return Fund             $5      $15      $25      $57       $7      $23

GLOBAL FUNDS
------------
Global Short Bond Fund         $5      $15                         $7      $23
Global Fixed Income Fund       $5      $17      $30      $67      $10      $31
International Bond Fund        $7      $22      $39      $87      $10      $31
Global Balanced Fund           $7      $22                        $10      $31
International Equity Fund      $9      $29                        $12      $37


The information in the table is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of any Fund's annual returns, as there can be no guarantee of any Fund's future performance.



                              FINANCIAL HIGHLIGHTS


The following financial highlights are included to assist shareholders in evaluating the performance of the Funds since their commencement of operations. The information set forth in these tables as of February 28, 1997, is unaudited. Such information should be read in conjunction with the Funds' financial statements and notes thereto, which appear in Appendix B to the Statement of Additional Information. The remainder of the information set forth in these tables has been derived from financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. Such information should be read in conjunction with the Funds' financial statements and notes thereto, which appear in the 1996 Annual Report to Shareholders incorporated by reference in the Statement of Additional Information. Class B Shares were not sold during the periods.

                                 PAYDEN & RYGEL
                              LIMITED MATURITY FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                                                                                          PERIOD
                                                                         YEAR ENDED             YEAR ENDED                 ENDED
                                                                        OCTOBER 31,             OCTOBER 31,            OCTOBER 31,
                                                                            1996                   1995                  1994 (A)
                                                                            ----                   ----                  --------
Net asset value, beginning of period                                       $10.06                 $10.00                 $10.00
                                                                            -----                  -----                  -----

Income (loss) from investment activities:
   Net investment income                                                     0.53                   0.56                   0.19
   Net realized and unrealized gains (losses)                                ____                   0.07                  (0.01)
                                                                             ----                   ----                  ------
      Total from investment activities                                       0.53                   0.63                   0.18
                                                                             ----                   ----                   ----

Distributions to shareholders:
   From net investment income                                               (0.53)                 (0.57)                 (0.18)
                                                                            ------                 ------                 ------
      Total distributions to shareholders                                   (0.53)                 (0.57)                 (0.18)
                                                                            ------                 ------                 ------

Net asset value, end of period                                             $10.06                 $10.06                 $10.00
                                                                            =====                  =====                  =====

Total return                                                                 5.41%                  6.43%                  1.84% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                       $50,771                $18,414                $14,248
   Ratio of expenses to average net assets                                   0.30%                  0.33%                  0.41% (c)
   Ratio of net investment income to average net assets                      5.45%                  5.59%                  4.74% (c)
   Ratio of expenses to average net assets prior to subsidies                0.62%                  0.83%                  2.92% (c)
   Ratio of net investment income to average net assets prior
         to subsidies                                                        5.13%                  5.09%                  2.23% (c)

Portfolio turnover rate                                                    216.68%                166.07%                 86.35% (c)

(a) The Fund commenced operations on May 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                                 SHORT BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                                                                                    PERIOD
                                                                         YEAR ENDED             YEAR ENDED          ENDED
                                                                        OCTOBER 31,             OCTOBER 31,      OCTOBER 31,
                                                                            1996                   1995            1994 (A)
                                                                            ----                   ----            --------
Net asset value, beginning of period                                       $10.04                  $9.68            $10.00
                                                                            -----                   ----             -----

Income (loss) from investment activities:
   Net investment income                                                     0.54                   0.54              0.34
   Net realized and unrealized gains (losses)                               (0.06)                  0.36             (0.32)
                                                                            ------                  ----             -----
      Total from investment activities                                       0.48                   0.90              0.02
                                                                             ----                   ----              ----

Distributions to shareholders:
   From net investment income                                               (0.54)                 (0.54)            (0.34)
   From net realized gains                                                  (0.01)                  ____               ____
                                                                            ------
      Total distributions to shareholders                                   (0.55)                 (0.54)            (0.34)
                                                                            ------                 ------            ------

Net asset value, end of period                                              $9.97                 $10.04             $9.68
                                                                             ====                  =====              ====

Total return                                                                 4.86%                  9.56%             0.21% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                      $97,966                 $19,157            $2,592
   Ratio of expenses to average net assets                                   0.40%                  0.40%             0.48% (c)
   Ratio of net investment income to average net assets                      5.67%                  5.72%             4.47% (c)
   Ratio of expenses to average net assets prior to subsidies                0.57%                  1.03%             4.56% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                         5.50%                  5.09%             0.39% (c)

Portfolio turnover rate                                                    212.44%                170.27%           186.85% (c)

(a) The Fund commenced operations on January 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                               U.S. TREASURY FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                                    YEAR ENDED
                                                                                   OCTOBER 31,                   PERIOD ENDED
                                                                                      1996                   OCTOBER 31, 1995 (A)
                                                                                      ----                   --------------------
Net asset value, beginning of period                                                 $10.61                       $10.00
                                                                                      -----                        -----

Income (loss) from investment activities:
   Net investment income                                                               0.58                         0.53
   Net realized and unrealized gains (losses)                                         (0.04)                        0.61
                                                                                      ------                        ----
      Total from investment activities                                                 0.54                         1.14
                                                                                       ----                         ----

Distributions to shareholders:
   From net investment income                                                         (0.58)                       (0.53)
   From net realized gains                                                            (0.03)                         ____
                                                                                       -----
      Total distributions to shareholders                                             (0.61)                       (0.53)
                                                                                      ------                       ------

Net asset value, end of period                                                       $10.54                       $10.61
                                                                                      =====                        =====

Total return                                                                           5.20%                       11.61% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                 $22,114                      $10,894
   Ratio of expenses to average net assets                                             0.45%                        0.45% (c)
   Ratio of net investment income to average net assets                                5.59%                        6.31% (c)
   Ratio of expenses to average net assets prior to subsidies                          0.78%                        1.84% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                   5.26%                        4.92% (c)

Portfolio turnover rate                                                              151.83%                       87.10% (c)

(a) The Fund commenced operations on January 1, 1995.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                             INTERMEDIATE BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                                                                      PERIOD
                                                                         YEAR ENDED         YEAR ENDED                 ENDED
                                                                         OCTOBER 31,        OCTOBER 31,            OCTOBER 31,
                                                                            1996               1995                  1994 (A)
                                                                            ----               ----                  --------
Net asset value, beginning of period                                        $9.85              $9.30                  $10.00
                                                                             ----               ----                   -----

Income (loss) from investment activities:
   Net investment income                                                     0.56               0.57                    0.35
   Net realized and unrealized gains (losses)                               (0.17)              0.55                   (0.70)
                                                                            ------              ----                   ------
      Total from investment activities                                       0.39               1.12                   (0.35)
                                                                             ----               ----                   ------

Distributions to shareholders:
   From net investment income                                               (0.56)             (0.57)                  (0.35)
   From net realized gains                                                  (0.08)               ____                    ____
                                                                            ------
      Total distributions to shareholders                                   (0.64)             (0.57)                  (0.35)
                                                                            ------             ------

Net asset value, end of period                                              $9.60              $9.85                   $9.30
                                                                             ====               ====                    ====

Total return                                                                 4.06%             12.43%                  -3.52% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                      $52,767             $34,391                 $14,312
   Ratio of expenses to average net assets                                   0.45%              0.45%                   0.46% (c)
   Ratio of net investment income to average net assets                      5.90%              6.10%                   5.39% (c)
   Ratio of expenses to average net assets prior to subsidies                0.58%              0.68%                   2.03% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                         5.77%              5.87%                   3.82% (c)

Portfolio turnover rate                                                    195.63%            189.00%                 358.23% (c)

(a) The Fund commenced operations on January 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                          INVESTMENT QUALITY BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                                                                                      PERIOD
                                                                         YEAR ENDED             YEAR ENDED             ENDED
                                                                         OCTOBER 31,            OCTOBER 31,        OCTOBER 31,
                                                                            1996                   1995              1994 (A)
                                                                            ----                   ----              --------
Net asset value, beginning of period                                        $9.96                  $9.09              $10.00
                                                                             ----                   ----               -----

Income (loss) from investment activities:
   Net investment income                                                     0.63                   0.57                0.37
   Net realized and unrealized gains (losses)                               (0.17)                  0.87               (0.91)
                                                                            ------                  ----               ------
      Total from investment activities                                       0.46                   1.44               (0.54)
                                                                             ----                   ----               ------

Distributions to shareholders:
   From net investment income                                               (0.61)                 (0.57)              (0.37)
                                                                            ------                 ------              ------
      Total distributions to shareholders                                   (0.61)                 (0.57)              (0.37)
                                                                            ------                 ------              ------

Net asset value, end of period                                              $9.81                  $9.96               $9.09
                                                                             ====                   ====                ====

Total return                                                                 4.86%                 16.39%              -5.49% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                      $32,304                 $25,822              $3,030
   Ratio of expenses to average net assets                                   0.00%                  0.45%               0.49% (c)
   Ratio of net investment income to average net assets                      6.41%                  6.20%               5.25% (c)
   Ratio of expenses to average net assets prior to subsidies                0.64%                  1.11%               4.52% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                         5.77%                  5.55%               1.22% (c)

Portfolio turnover rate                                                    196.78%                252.09%             513.35% (c)

(a) The Fund commenced operations on January 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                                TOTAL RETURN FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD



                                                                                                    PERIOD ENDED
                                                                                                    FEBRUARY 28,
                                                                                                      1997 (A)
Net asset value, beginning of period                                                                   $10.00

Income (loss) from investment activities:
   Net investment income                                                                                 0.13
   Net realized and unrealized gains (losses)                                                           (0.10)
      Total from investment activities                                                                   0.03

Distributions to shareholders:
   From net investment income                                                                           (0.10)
      Total distributions to shareholders                                                               (0.10)

Net asset value, end of period                                                                          $9.93
                                                                                                        =====

Total return                                                                                             0.31% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                                    $9,082
   Ratio of expenses to average net assets                                                               0.45% (c)
   Ratio of net investment income to average net assets                                                  5.96% (c)
   Ratio of expenses to average net assets prior to subsidies                                            1.62% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                                     4.79% (c)

Portfolio turnover rate                                                                                304.54% (c)

(a) The Fund commenced operations on December 9, 1996.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                         SHORT DURATION TAX EXEMPT FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                                                                     PERIOD
                                                                         YEAR ENDED            YEAR ENDED            ENDED
                                                                         OCTOBER 31,           OCTOBER 31,        OCTOBER 31,
                                                                            1996                  1995              1994 (A)
                                                                            ----                  ----              --------
Net asset value, beginning of period                                       $10.08                 $9.93              $10.00
                                                                            -----                  ----               -----

Income (loss) from investment activities:
   Net investment income                                                     0.38                  0.42                0.04
   Net realized and unrealized gains (losses)                               (0.06)                 0.15               (0.07)
                                                                            ------                 ----               ------
      Total from investment activities                                       0.32                  0.57               (0.03)
                                                                             ----                  ----               ------

Distributions to shareholders:
   From net investment income                                               (0.38)                (0.42)              (0.04)
   From net realized gains                                                  (0.01)                  ____                ____
                                                                            ------
      Total distributions to shareholders                                   (0.39)                (0.42)              (0.04)
                                                                            ------                ------              ------

Net asset value, end of period                                             $10.01                $10.08               $9.93
                                                                            =====                 =====                ====

Total return                                                                 3.28%                 5.88%              -0.35% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                      $36,336                $16,019             $20,150
   Ratio of expenses to average net assets                                   0.45%                 0.45%               0.45% (c)
   Ratio of net investment income to average net assets                      3.81%                 4.12%               3.20% (c)
   Ratio of expenses to average net assets prior to subsidies                0.70%                 0.91%               2.87% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                         3.56%                 3.66%               0.78% (c)

Portfolio turnover rate                                                     34.72%                79.81%               0.00% (c)

(a) The Fund commenced operations on September 1, 1994.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                              TAX EXEMPT BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                                                                       PERIOD
                                                                         YEAR ENDED               YEAR ENDED            ENDED
                                                                         OCTOBER 31,              OCTOBER 31,       OCTOBER 31,
                                                                            1996                     1995             1994 (A)
                                                                            ----                     ----             --------
Net asset value, beginning of period                                        $9.59                    $8.90             $10.00
                                                                             ----                     ----              -----

Income (loss) from investment activities:
   Net investment income                                                     0.45                     0.46               0.33
   Net realized and unrealized gains (losses)                               (0.12)                    0.69              (1.10)
                                                                            ------                    ----              ------
      Total from investment activities                                       0.33                     1.15              (0.77)
                                                                             ----                     ----              ------

Distributions to shareholders:
   From net investment income                                               (0.45)                   (0.46)             (0.33)
                                                                            ------                   ------             ------
      Total distributions to shareholders                                   (0.45)                   (0.46)             (0.33)
                                                                            ------                   ------             ------

Net asset value, end of period                                              $9.47                    $9.59              $8.90
                                                                             ====                     ====               ====

Total return                                                                 3.52%                   13.25%             -7.85% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                      $49,862                   $40,052            $25,474
   Ratio of expenses to average net assets                                   0.45%                    0.45%              0.50% (c)
   Ratio of net investment income to average net assets                      4.73%                    4.97%              4.47% (c)
   Ratio of expenses to average net assets prior to subsidies                0.61%                    0.74%              1.07% (c)
   Ratio of net investment income to average net assets prior
        to subsidies*                                                        4.57%                    4.69%              3.90% (c)

Portfolio turnover rate                                                     23.04%                   41.87%             97.53% (c)

(a) The Fund commenced operations on December 21, 1993.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                              GROWTH & INCOME FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD



                                                                                                    PERIOD ENDED
                                                                                                    FEBRUARY 28,
                                                                                                      1997 (A)
                                                                                                      --------
Net asset value, beginning of period                                                                   $10.00

Income (loss) from investment activities:
   Net investment income                                                                                 0.06
   Net realized and unrealized gains (losses)                                                            1.27
      Total from investment activities                                                                   1.33

Distributions to shareholders:
   From net investment income                                                                           (0.03)
      Total distributions to shareholders                                                               (0.03)

Net asset value, end of period                                                                         $11.30
                                                                                                       ======

Total return                                                                                            13.31% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                                   $36,603
   Ratio of expenses to average net assets                                                               0.54% (c)
   Ratio of net investment income to average net assets                                                  2.26% (c)
   Ratio of expenses to average net assets prior to subsidies                                            1.04% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                                     1.76% (c)

Portfolio turnover rate                                                                                  4.51% (c)

(a) The Fund commenced operations on November 1, 1996.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                               MARKET RETURN FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD



                                                                                            PERIOD ENDED
                                                                                         OCTOBER 31, 1996 (A)
                                                                                         --------------------

Net asset value, beginning of period                                                          $10.00
                                                                                               -----

Income (loss) from investment activities:
   Net investment income                                                                        0.50
   Net realized and unrealized gains (losses)                                                   0.86
          Total from investment activities                                                      1.36

Distributions to shareholders:
   From net investment income                                                                  (0.50)
          Total distributions to shareholders                                                  (0.50)

Net asset value, end of period                                                                $10.86
                                                                                               =====

Total return                                                                                   14.06% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                             $5,789
   Ratio of expenses to average net assets                                                      0.00% (c)
   Ratio of net investment income to average net assets                                         5.95% (c)
   Ratio of expenses to average net assets prior to subsidies                                   4.14% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                            1.81% (c)

   Portfolio turnover rate                                                                    146.31% (c)

(a) The Fund commenced operations on December 1, 1995
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                             GLOBAL SHORT BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                               PERIOD ENDED
                                                                               FEBRUARY 28,                      PERIOD ENDED
                                                                                   1997                      OCTOBER 31, 1996 (A)
                                                                               ------------                  --------------------

Net asset value, beginning of period                                                $10.07                              $10.00
                                                                                                                        ------

Income (loss) from investment activities:
   Net investment income                                                              0.39                                0.05
   Net realized and unrealized gains (losses)                                        (0.16)                               0.06
                                                                                                                          ----
          Total from investment activities                                            0.23                                0.11
                                                                                                                          ----

Distributions to shareholders:
   From net investment income                                                        (0.17)                              (0.04)
                                                                                                                         ------
          Total distributions to shareholders                                        (0.17)                              (0.04)
                                                                                                                         ------

Net asset value, end of period                                                      $10.13                              $10.07
                                                                                    ======                              ======

Total return                                                                          2.33% (b)                           1.10% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                $ 92,240                           $28,913
   Ratio of expenses to average net assets                                            0.45% (c)                           0.45% (c)
   Ratio of net investment income to average net assets                               4.99% (c)                           4.86% (c)
   Ratio of expenses to average net assets prior to subsidies                         0.60% (c)                           2.31% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                  4.84% (c)                           3.00% (c)

   Portfolio turnover rate                                                          178.66% (c)                           0.00% (c)

(a) The Fund commenced operations on September 18, 1996.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                            GLOBAL FIXED INCOME FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                         YEAR ENDED           YEAR ENDED              YEAR ENDED
                                                                         OCTOBER 30,          OCTOBER 31,            OCTOBER 31,
                                                                            1996                 1995                    1994
                                                                            ----                 ----                    ----
Net asset value, beginning of period                                       $10.32                 $9.77                 $10.62
                                                                            -----                  ----                  -----

Income from investment activities:
   Net investment income                                                     0.54                  0.89                   0.44
   Net realized and unrealized gains (losses)                                0.19                  0.53                  (0.65)
                                                                             ----                  ----                  ------
      Total from investment activities                                       0.73                  1.42                  (0.21)
                                                                             ----                  ----                  ------

Distributions to shareholders:
   From net investment income                                               (0.70)                (0.87)                 (0.42)
   From net realized gains                                                   ____                   ____                 (0.22)
                                                                                                                         ------
      Total distributions to shareholders                                   (0.70)                (0.87)                 (0.64)
                                                                            ------                 -----                  -----

Net asset value, end of period                                             $10.35                $10.32                  $9.77
                                                                            =====                 =====                   ====

Total return                                                                 7.41%                15.10%                 -2.09%

Ratios/supplemental data:
   Net assets at end of period (000)                                     $651,165               $540,041               $430,210
   Ratio of expenses to average net assets                                   0.53%                 0.50%                  0.55%
   Ratio of net investment income to average net assets                      5.67%                 8.94%                  4.24%

Portfolio turnover rate                                                    175.68%               226.72%                348.12%


(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                            GLOBAL FIXED INCOME FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                                                                               PERIOD
                                                                                   YEAR ENDED                   ENDED
                                                                                   OCTOBER 31,              OCTOBER 31,
                                                                                      1993                    1992 (A)
                                                                                      ----                    --------
Net asset value, beginning of period                                                 $9.96                   $10.00
                                                                                      ----                    -----

Income (loss) from investment activities:
   Net investment income                                                              0.46                     0.05
   Net realized and unrealized gains (losses)                                         0.69                    (0.02)
                                                                                      ----                    ------
      Total from investment activities                                                1.15                     0.03
                                                                                      ----                     ----

Distributions to shareholders:
   From net investment income                                                        (0.46)                   (0.05)
   In excess of net investment income                                                                         (0.02)
   From net realized gains                                                           (0.03)                     ____
                                                                                     ------
      Total distributions to shareholders                                            (0.49)                   (0.07)
                                                                                     ------                   ------

Net asset value, end of period                                                      $10.62                    $9.96
                                                                                     =====                     ====

Total return                                                                         11.88%                    0.31% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                 $296,958                   $20,097
   Ratio of expenses to average net assets                                            0.70%                    0.70% (c)
   Ratio of net investment income to average net assets                               4.22%                    4.62% (c)
   Ratio of expenses to average net assets prior to subsidies                         0.68%                    2.29% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                  4.24%                    3.03% (c)

Portfolio turnover rate                                                             252.97%                   53.98% (c)

(a) The Fund commenced operations on September 1, 1992.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                             INTERNATIONAL BOND FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                                                               PERIOD
                                                                                   YEAR ENDED                   ENDED
                                                                                   OCTOBER 31,              OCTOBER 31,
                                                                                      1996                    1995 (A)
                                                                                      ----                    --------
Net asset value, beginning of period                                                 $10.04                    $10.00
                                                                                      -----                     -----

Income (loss) from investment activities:
   Net investment income                                                              0.03                       0.15
   Net realized and unrealized gains (losses)                                         0.42                       0.09
                                                                                      ----                       ----
      Total from investment activities                                                0.45                       0.24
                                                                                      ----                       ----

Distributions to shareholders:
   From net investment income                                                        (0.03)                     (0.15)
   From net realized gains                                                           (0.07)                     (0.04)
   In excess of net realized gains                                                     ____                     (0.01)
                                                                                                                ------
      Total distributions to shareholders                                            (0.10)                     (0.20)
                                                                                     ------                     ------

Net asset value, end of period                                                      $10.39                     $10.04
                                                                                     =====                      =====

Total return                                                                          4.47%                      2.43% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                               $18,364                    $19,194
   Ratio of expenses to average net assets                                            0.70%                      0.70% (c)
   Ratio of net investment income to average net assets                               5.61%                      5.24% (c)
   Ratio of expenses to average net assets prior to subsidies                         0.98%                      1.64% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                  5.33%                      4.30% (c)

Portfolio turnover rate                                                             216.80%                     96.62% (c)

(a) The Fund commenced operations on April 1, 1995.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                              GLOBAL BALANCED FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD



                                                                                                    PERIOD ENDED
                                                                                                    FEBRUARY 28,
                                                                                                      1997 (A)
                                                                                                      --------
Net asset value, beginning of period                                                                   $10.00

Income (loss) from investment activities:
   Net investment income                                                                                 0.01
   Net realized and unrealized gains (losses)                                                            0.02
      Total from investment activities                                                                   0.03

Distributions to shareholders:
   From net investment income                                                                           (0.01)
      Total distributions to shareholders                                                               (0.01)

Net asset value, end of period                                                                         $10.02
                                                                                                       ======

Total return                                                                                             0.32% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                                    $8,362
   Ratio of expenses to average net assets                                                               0.70% (c)
   Ratio of net investment income to average net assets                                                  3.09% (c)
   Ratio of expenses to average net assets prior to subsidies                                            2.22% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                                     1.57% (c)

Portfolio turnover rate                                                                                 89.36% (c)

(a) The Fund commenced operations on December 9, 1996.
(b) Not annualized
(c) Annualized

                                 PAYDEN & RYGEL
                            INTERNATIONAL EQUITY FUND
                      PER SHARE INCOME AND CAPITAL CHANGES
                          FOR A FUND SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD


                                                                                                    PERIOD ENDED
                                                                                                    FEBRUARY 28,
                                                                                                      1997 (A)
                                                                                                      --------
Net asset value, beginning of period                                                                   $10.00

Income (loss) from investment activities:
   Net investment income                                                                                 0.01
   Net realized and unrealized gains (losses)                                                            0.22
      Total from investment activities                                                                   0.23

Distributions to shareholders:
   From net investment income                                                                           (0.01)
      Total distributions to shareholders                                                               (0.01)

Net asset value, end of period                                                                         $10.22
                                                                                                       ======

Total return                                                                                             2.28% (b)

Ratios/supplemental data:
   Net assets at end of period (000)                                                                    $7,629
   Ratio of expenses to average net assets                                                               0.90% (c)
   Ratio of net investment income to average net assets                                                  0.40% (c)
   Ratio of expenses to average net assets prior to subsidies                                            2.26% (c)
   Ratio of net investment income to average net assets prior
        to subsidies                                                                                    -0.96% (c)

Portfolio turnover rate                                                                                 30.65% (c)

(a) The Fund commenced operations on December 9, 1996.
(b) Not annualized
(c) Annualized

                                 NET ASSET VALUE


For each class of shares, the net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the class by the number of shares of that class outstanding. The net asset value per share of each class will vary due to differences in expenses charged to each class and will generally be lower for Class B Shares than for Class A Shares.


Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid prices. Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid prices. Securities traded only on the over-the-counter market are valued at the latest bid prices.


Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market value on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities the prices of which are more readily obtainable and the durations of which are comparable to the securities being valued. The Board of Trustees has determined that debt securities with remaining maturities of 60 days or less will be valued on an amortized cost basis, unless the Adviser determines that such basis does not represent fair value at the time. Swaps, caps and floors are valued on the basis of information provided by the institution with which the Fund entered into the transaction. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends are generally declared and distributed to shareholders monthly for all Funds except the International Bond, International Equity, Global Balanced and Growth & Income Funds, which declare and distribute dividends quarterly. Class B dividends will normally be lower than Class A dividends. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of each Fund will be paid in the form of additional shares of the Fund at the net asset value on the ex-dividend date unless the shareholder elects to have them paid in cash by completing an appropriate request form.

Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is not subject to federal income tax on its investment company taxable income (which includes interest and net short-term capital gains in excess of any net long-term capital losses) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and unexpired capital loss carryovers), if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its investment company taxable income, including any net interest income excludable from gross income under section 103(a) of the Code. Each Fund intends to distribute to its shareholders, at least annually, substantially all such amounts.

Each of the Short Duration and Tax Exempt Bond Funds anticipates that substantially all dividends paid by it will be exempt from federal income taxes; a portion of the dividends may be a tax preference item for purposes of the alternative minimum tax. Dividends paid by the other Funds, and distributions paid by all Funds from long-term capital gains, are taxable. Capital gains distributions are made when a Fund realizes net capital gains on sales of portfolio securities during the year. Any short-term capital gains or any taxable interest income will be distributed as a taxable ordinary dividend distribution. For the Short Duration and Tax Exempt Bond Funds, realized capital gains or any taxable interest income is not expected to be a significant or predictable part of investment return. Sale of any Fund's shares is a taxable event and may result in a capital gain or loss.

Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. The Funds may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Funds may claim a credit by reason of the Funds' election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Funds. Although the Group intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.

Prior to purchasing shares of a Fund, an investor should carefully consider the impact of the dividends or capital gains distributions which are expected to be or have been announced. Any dividends or distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions.

Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. For further discussion of these matters, please see the Statement of Additional Information.


                                 CAPITALIZATION


The Group was organized as a Massachusetts business trust on January 22, 1992. Its Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Group and to classify or reclassify any unissued shares into one or more series or classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of fifteen series of shares, all of which are sold through this prospectus. Each series of shares has two classes, Class A and Class B. The Board of Trustees may establish additional series or classes of shares in the future. As of April 10, 1997, Tessera, Inc. held 30% of the outstanding shares of the Limited Maturity Fund; Fluor Master Retirement Trust held 33% of the outstanding shares of the Total Return Fund; Scottish Widows Investment Management held 26% of the outstanding shares of the International Equity Fund; Lon V. Smith Foundation held 32% of the outstanding shares of the Global Balanced Fund; and the Consuelo Zobel Alger Foundation held 67% of the outstanding shares of the International Bond Fund.



                                     VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which they may be entitled to vote by law or the provisions of the Declaration of Trust. Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees of the Group determines that a matter to be voted on affects only the interest of a particular series or class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the shares of the Group may elect all of the Trustees. The Group is not required to hold regular annual meetings of shareholders and does not intend to do so except when required by law. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Group may remove a person serving as Trustee at a shareholder meeting called by written request of the holders of not less than 10% of the outstanding shares of any series.


                       INVESTMENT OBJECTIVES AND POLICIES

FIXED INCOME FUNDS

The Payden & Rygel Fixed Income Funds are designed to seek income and capital gains where appropriate. The Funds which invest in intermediate and long-term securities will generally provide capital gain opportunities during periods of falling interest rates.

No Fixed Income Fund is constrained as to the maximum maturity of its individual portfolio securities, and the dollar-weighted average maturity of each Fund's portfolio will be adjusted as market conditions warrant given the investment outlook of the Adviser. However, the average maturity objectives of many of the Funds will act to limit the amount of longer term investments in their portfolios. Average maturity objectives for each Fund are discussed below. Certain debt securities such as, but not limited to, mortgage-related securities, collateralized mortgage obligations (CMOs), asset backed securities and securitized loan receivables, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than their stated maturity. For purposes of calculation of weighted average maturity, the effective maturity of such securities will be used.

A Fund's dollar-weighted average portfolio maturity ("average maturity") is used as a measure of the potential price movement of the Fund. Dollar weighting is used because it provides a more accurate indication than a non-weighted average. For example, assume a Fund holds two Treasury securities, with 99% invested in a 10-year note and 1% invested in a 30-day bill. The mathematical average maturity is close to five years, but the dollar-weighted average maturity is close to ten years. When the Adviser forecasts a positive environment for bonds, the Funds' average portfolio maturity will generally be longer than when the Adviser is forecasting a negative environment for bonds.

Yields on short, intermediate, and long-term debt obligations depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt obligations usually vary depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

The LIMITED MATURITY FUND seeks to earn a total return that, over time, is greater than that available from money market funds. The Fund invests in debt obligations of the U.S. Treasury, U.S. government agencies, foreign and domestic public corporations and mortgage-backed securities. Under normal conditions, the average portfolio maturity of the Limited Maturity Fund will range from four to nine months with a maximum average maturity of one year.

The SHORT BOND FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Limited Maturity Fund. However, the Fund has a maximum portfolio average maturity of three years. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.

The U.S. TREASURY FUND seeks to realize a high level of total return consistent with preservation of capital. It primarily invests in U.S. Treasury securities guaranteed by the full faith and credit of the United States Government. The Fund will invest at least 65% of its net assets in obligations issued by the U.S. Treasury and guaranteed by the full faith and credit of the U.S. government. In addition, the Fund may invest up to 15% of its total assets in securities issued by U.S. government agencies and instrumentalities which may or may not be supported by the full faith and credit of the U.S. government; the Fund will invest in such securities only when the Adviser is satisfied that the credit risk is minimal. The Fund will generally invest in U.S. Treasury securities with maturities ranging from one day to ten years.

The INTERMEDIATE BOND FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Limited Maturity Fund, with an average portfolio maturity, under normal market conditions, from three to six years. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.

The INVESTMENT QUALITY BOND FUND (formerly called the "Opportunity Fund") seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Limited Maturity Fund, but its average maturity is not constrained. Under normal market conditions, at least 65% of the net assets of the Fund will be invested in securities with more than one year to maturity.

The TOTAL RETURN FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in fixed income securities which, in the Adviser's view, have attractive yields and potential capital gains. The Adviser actively manages the maturity and duration structure of the portfolio in anticipation of long term trends in interest rates and inflation. Under normal market conditions, the portfolio will have exposure to a wide variety of fixed income securities in all market sectors. Some foreign fixed income securities offer attractive returns and may be denominated in currencies which appear relatively weak or are potentially volatile compared to the U.S. dollar. The Total Return Fund will, when deemed appropriate by the Adviser, hedge this currency exposure in order to protect the Fund's share price. Like the Investment Quality Bond Fund, the Total Return Fund is not constrained with respect to its average portfolio maturity.

Investments of the Total Return Fund will consist of (1) debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (2) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including foreign states, provinces or municipalities; (3) debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (4) debt obligations of U.S. and foreign banks and bank holding companies; (5) debt securities and commercial paper issued by U.S. and foreign companies, including commercial paper indexed to specific foreign currency exchange rates; (6) U.S. and foreign collateralized mortgage obligations and asset-backed bonds; (7) non-voting, preferred stock in a corporation which pays a fixed or variable stream of dividends; (8) convertible bonds or shares of convertible preferred stock which may be exchanged for a fixed number of shares of common stock at the purchaser's option; and (9) Brady Bonds and other emerging market debt.

The Total Return Fund may invest up to 25% of its total assets in debt rated below investment grade by an established rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund will not hold any debt obligation rated below B by Standard & Poor's Corporation or Moody's Investor Service, Inc., or a comparable rating by another established rating agency, or, if unrated, determined by the Adviser to be of comparable quality. Securities rated B by Standard & Poor's Corporation have greater vulnerability to default than higher-rated securities, but currently have the capacity to meet interest payments and principal repayments; however, adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Further information regarding investment ratings is in the appendix to the Statement of Additional Information.

TAX EXEMPT FUNDS

The SHORT DURATION TAX EXEMPT FUND seeks to earn federal tax free income by investing in debt obligations that are exempt from federal income tax. It invests in short and medium term debt securities that are exempt from federal income tax. Under normal market conditions, it maintains an average portfolio maturity of one to four years.

The Fund intends to achieve its objective by investing primarily in debt obligations issued by state and local governments, territories, and possessions of the U.S., regional government authorities, and their agencies and instrumentalities, which, in the opinion of bond counsel to the issuer at the time of original issuance, provide interest income that is exempt from U.S. federal income taxes. Under normal circumstances, as a fundamental policy which cannot be changed without shareholder approval, at least 80% of the Fund's net assets will be invested in tax exempt municipal debt obligations.

From time to time, the Fund may invest more than 25% of its total assets in tax exempt debt obligations issued by the state of California and other governmental authorities, agencies and instrumentalities located in California. In such event, the Fund's ability to meet its objective may be subject to political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers or otherwise affect the ability of California issuers to pay interest or repay principal.

Certain of the municipal debt obligations may pay interest which is exempt from federal income taxes but is a preference item for purposes of computing the federal alternative minimum tax. When a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as a preference item to shareholders. The Fund may invest up to 20% of its total assets in such municipal debt obligations if the Adviser determines that their purchase is consistent with the Fund's investment objective.

The Fund may, from time to time, invest in securities that are not exempt from federal income tax. This will be done for temporary defensive purposes, and will not exceed 20% of the value of the Fund's net assets. Taxable debt securities will consist of obligations of the U.S. government and its agencies and instrumentalities, money market funds, bank obligations and repurchase obligations.

The TAX EXEMPT BOND FUND seeks to earn federal tax free income by investing in debt obligations that are exempt from federal income tax. It invests in the same types of debt obligations as the Short Duration Fund. Although, the Fund is not constrained as to its average portfolio maturity, it is normally maintained between five and ten years.

EQUITY FUNDS

The GROWTH & INCOME FUND seeks to provide growth of capital and some current income. Under normal market conditions, the Fund invests at least 45% of its total assets in equity securities, such as common and preferred stocks and securities which are convertible into common stocks, and the balance of its total assets in equity-based derivative instruments, such as Standard & Poor's Depositary Receipts ("SPDRs"), stock index futures contracts, options on stocks and stock indexes, and equity swap contracts. The portion of the Fund's total assets invested in equity securities will vary from time to time, depending upon the Adviser's assessment of the available equity-based derivative investments.


The Fund currently anticipates that under normal market conditions approximately 50% of its total assets will be invested in common stocks known as the "Dow Dogs" as described below (the "Dow Dogs Portfolio"). During each month, the common stocks purchased by the Fund for the Dow Dogs Portfolio will be comprised of the ten common stocks included in the Dow Jones Industrial Average1 which had the highest dividend rates (as a percentage of their market price) as of the end of the preceding month. Under normal market conditions, the Fund will hold for approximately one year all common stocks purchased for the Dow Dogs Portfolio during a month, including common stocks that may no longer be among the Dow Dogs, except to the extent that stocks must be sold to satisfy redemption requests or to rebalance the Fund as described below.


--------
1 "Dow Jones Industrial Average" is a trademark of Dow Jones & Company, Inc. ("Dow Jones"). Neither the Fund nor the Adviser is affiliated with, nor is the Fund sponsored by, Dow Jones. Dow Jones has not participated in any way in the creation of the Fund or in the selection of the stocks included in the Fund, nor has Dow Jones reviewed or approved any information included in this Prospectus.

Each month, the Adviser will rebalance a portion of the Fund's investments. Stocks in the Dow Dogs Portfolio which were purchased approximately one year earlier and which are no longer among the Dow Dogs will be sold. Additional stocks in the Dow Dogs Portfolio may be sold and reinvested in other assets (or a portion of the remaining assets of the Fund may be sold and reinvested in Dow
Dogs) so that, under normal market conditions after the entire rebalancing process is completed, approximately 50% of the rebalanced Fund assets will consist of the Dow Dogs Portfolio (approximately 5% per common stock). The balance of the Fund's assets will be invested primarily in SPDRs or a substantial number of additional common stocks that the Adviser believes would closely replicate the performance of the S&P 500 Index.


Although the Growth & Income Fund's return will vary principally with changes in the equity market, the Fund is not an index fund, and changes in the Fund's net asset value per share will not precisely track changes in the general market. The Fund earns income through investments in dividend paying stocks.

During times when the Adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, as described below. When the assets of the Fund are so invested, the Fund may not be achieving its investment objective.

The MARKET RETURN FUND seeks to earn a total return in excess of the S&P 500 Index. The S&P 500 Index is a composite of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation, which is not a sponsor of or in any way affiliated with the Fund, chooses the 500 stocks included in the Index based on market value and industry diversification. The stocks listed in the S&P 500 Index comprise approximately 75% of the total market capitalization within the publicly traded U.S. equity markets.

The Market Return Fund divides its assets between equity-based investments, such as stock index futures contracts and equity swap contracts, and a portfolio of fixed income securities. Under normal market conditions, the fixed income portion of the Market Return Fund will comprise at least 80% of its total assets. The fixed income portion of the Market Return Fund is invested in dollar-denominated debt obligations of the U.S. and foreign governments and their agencies and instrumentalities, foreign and domestic public corporations and mortgage-backed securities. Any dollar-denominated obligations of foreign issuers purchased by the Market Return Fund will be actively traded in the United States as of the purchase date. The average portfolio maturity of the fixed income portion of the Market Return Fund's portfolio will be no more than five years. The average portfolio maturity of the fixed income portion is adjusted according to the Adviser's outlook on interest rates.

All debt securities held by the Market Return Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g., AAA, AA, A, or BBB by

Standard & Poor's Corporation) or, if unrated, are determined to be of comparable quality by the Adviser. Securities rated BBB are considered to have adequate capacity to pay interest and repay principal, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds. If the rating of a debt security in which the Market Return Fund has made an investment falls below the investment grade level, the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so. In no event will the Market Return Fund hold more than 5% of its net assets in obligations rated below investment grade. No such obligation will be rated below BB by Standard & Poor's Corporation or a comparable rating by another established rating agency or, if unrated, will be determined to be of comparable quality by the Adviser. Securities rated BB by Standard & Poor's Corporation have less near-term vulnerability to default than other speculative issues, but face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Further information regarding investment ratings is in the appendix to the Statement of Additional Information.


The Adviser believes that investment in stock index futures and equity swap contracts, when combined with a fixed income portfolio, will permit the Market Return Fund to earn a total return in excess of the S&P 500 Index at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. Index futures contracts are priced so that sophisticated traders should be neutral as to whether to employ a strategy of purchasing the stocks which comprise the index or purchasing the futures contracts. Accordingly, because of the manner in which S&P 500 Index futures contracts are priced, the Fund will theoretically outperform the S&P 500 Index if its fixed income assets earn a total return that is better than money market rates and the expenses of the Fund. There can be no assurance that the Market Return Fund will be successful in earning such a total return on its fixed income investments.


From time to time, the Market Return Fund may reduce its exposure to equity-based investments and instead may purchase shares of equity mutual funds which aim to track the S&P 500 Index, Standard & Poor's Depositary Receipts, or a portfolio of some of the individual stocks which are included in the S&P 500 Index. Such reductions will occur during periods of market volatility (when the costs of investing in stock index futures and equity swap contracts are likely to rise), when for any other reason the purchase of such securities is less expensive than the cost of other equity-based investments, or when the cash available for investment in stock index futures and equity swap contracts is not sufficient to purchase an instrument with a contract price in the desired amount. During such periods, the portion of Market Return Fund's assets allocated to fixed income securities would be reduced.

Futures index contracts, which will generally be the majority of the Market Return Fund's equity-based investments, require a small deposit called "initial margin" at the time of acquisition (the equivalent of a good faith deposit). This allows the Market Return Fund to invest the balance of its assets, initially about 95% of the Fund's net assets, in other assets. The Market Return Fund is required to maintain a segregated account with its Fund Custodian in an amount which, when added to the amount held as initial margin, equals the aggregate amount of the Fund's obligations under its long futures contract positions. The debt securities purchased by the Fund will be deposited in the segregated account for this purpose. The Fund cannot sell these securities until the futures contracts are sold. Thus the Adviser anticipates that the Fund will be able to meet its obligations under its futures contracts regardless of movements in the equity markets.


This strategy creates financial leverage. For each dollar of net assets the Fund's portfolio contains approximately one dollar in equity market exposure and one dollar in fixed income exposure. Consequently, the Fund is affected by price movement in both the equity and fixed income markets.

Historically, short and intermediate term securities have outperformed money market securities over time. If this historical experience were to continue in the future, the Adviser believes that the Market Return Fund would outperform the Index. However, the market value of the fixed income securities will fluctuate in price as interest rates vary each day. It is therefore possible that the value of the Fund could fall even when the equity market is rising in value. In addition, it is possible that both the bond and equity markets could fall, causing the value of the Fund to decline by more than the decline in the equity markets. The Adviser will actively manage the Fund's fixed income investments to attempt to minimize its risk of loss of value of such investments during periods of falling bond market prices. The success of this strategy is dependent on the ability of the Adviser to accurately predict interest rate movements. If the Adviser's forecast is inaccurate, the return on the Fund may be worse than if the Adviser had not utilized this strategy. There can be no assurance that the Fund will achieve its objective.


However, unlike most equity funds, in which much of an investor's return will typically come from long-term capital gains, most of an investor's return expected to be earned by the Market Return Fund will be income taxable at ordinary income tax rates. Due to the tax disadvantage of ordinary income compared to long-term gains, taxable investors may not deem the Market Return Fund to be as advantageous as other equity funds after consideration of tax effects. Taxable investors are advised to consult an income tax adviser prior to investing in the Fund.


Because of their investment policies, the Market Return and Growth & Income Funds may or may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate for those whose primary objective is stability of principal. The value of the portfolio securities of the Market Return and Growth & Income Funds will fluctuate based upon market conditions.

GLOBAL FUNDS

The Payden & Rygel Global Funds offer three fixed-income options, as well as international equity and balanced options. Investments are primarily focused on securities from countries rated AAA and AA by at least one of the rating agencies.

The GLOBAL FIXED INCOME FUND seeks to realize a high level of total return consistent with preservation of capital. It invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Fund also has substantial investment in foreign currency contracts in order to hedge foreign currency exposure. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Global Fixed Income Fund's total assets are invested in debt securities of issuers located in at least three countries, one of which may be the United States. The Fund may invest in securities of issuers in the United States, Canada, Australia, New Zealand, the countries of Western Europe, and Japan. Under normal circumstances, its average portfolio maturity will not exceed ten years. Under normal circumstances, the Fund invests primarily in debt securities that are considered high quality at the time of purchase (e.g., AAA or AA by Standard & Poor's Corporation) by at least one of the established rating agencies. In addition, if the rating of bonds of any country issuing or regulating securities or currencies in which a Fund has made an investment is lowered, so that two or more established rating agencies categorize the investment below AA, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so.

Investments of the Fund will consist of: (1) debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including foreign states, provinces or municipalities; (3) debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (4) debt obligations of U.S. and foreign banks and bank holding companies; (5) debt securities and commercial paper issued by U.S. and foreign companies, including commercial paper indexed to specific foreign currency exchange rates; and (6) U.S. and foreign collateralized mortgage obligations and asset-backed bonds.

The GLOBAL SHORT BOND FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of debt obligations as the Global Fixed Income Fund, with an average portfolio maturity, under normal market conditions, of no more than three years.

The INTERNATIONAL BOND FUND seeks to realize a high level of total return consistent with preservation of capital. It invests in the same types of securities and other investments and has the same high quality credit guidelines as the Global Fixed Income and Global Short Bond Funds with the exception that
(1) under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets are invested in debt securities of issuers located in at least three countries other than the United States, and (2) the International Fund invests primarily in securities that are not denominated in U.S. dollars. The Fund's average portfolio maturity will not exceed ten years. Under normal market conditions,
(1) the Fund invests no more than 35% of its assets in U.S. dollar denominated securities and (2) at least 65% of net assets are invested in securities with more than one year to maturity. However for temporary defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities. In addition, the International Bond Fund generally has more exposure to foreign currency exchange rates than the Global Fixed Income and Global Short Bond Funds, which may cause greater share price volatility.

The INTERNATIONAL EQUITY FUND seeks to earn long-term capital appreciation. It invests in equity securities (common and preferred stock) of issuers organized outside the United States ("foreign equities"). Under normal market conditions, the International Equity Fund's assets will be invested in securities of issuers in at least five different countries.


Under normal circumstances, the Fund will invest primarily in the universe of countries that are included in the Morgan Stanley Capital International World Index ("MSCI"), which include Europe, Canada, Australia, New Zealand and the Far East. The Adviser and Sub-adviser believe that this restriction will reduce many of the political risk factors associated with investment in foreign equities. However, the Fund may invest up to 20% of its assets in the universe of countries that are not in the MSCI. These countries are sometimes referred to as "emerging".


In seeking to achieve the Fund's investment objective, the Sub-adviser will seek to invest in companies that it believes are well managed as evidenced by the following:

      HIGH QUALITY AND RESPONSIVE MANAGEMENT which delivers consistent sales and earnings growth year-in and year-out regardless of the business environment.

      LOW RISK FINANCIAL STRUCTURE including a debt/equity ratio appropriate to the industry, predictable income streams, top quality working capital management, and responsible reporting guidelines.

      SIGNIFICANT LONG-TERM POTENTIAL FOR VOLUME AND/OR MARGIN GROWTH as well as strong operational cash flow, maintainable earnings per share profile, and positive trend return on capital and/or equity.

      ACKNOWLEDGED BUSINESS STRENGTH as measured by market dominance, advantageous positioning in the macro/industry cycle, and a strong record of innovation.

      GREATER THAN AVERAGE DEGREE OF CONTROL OVER PRICING, thereby maintaining profitability in adverse times and maximizing profitability during high demand periods.

The Fund's portfolio will normally be comprised of 50-75 stocks. There are no constraints on the market capitalization of the issuers in which the Fund may invest. Stocks are purchased for the long-term and turnover tends to be relatively low.

The GLOBAL BALANCED FUND seeks to earn long-term capital appreciation. It allocates its assets among a common stock portfolio, a bond portfolio, and money market instruments, in proportions which reflect the Adviser's judgment of the anticipated returns and risks of each asset class. There are no limitations on the amount of the Fund's assets which may be allocated to any of the three asset classes (stocks, bonds and money market instruments).

In estimating the relative attractiveness of each asset class, the Adviser takes into account various factors. Once expected return and volatility (risk) estimates are developed for each asset class, the Adviser attempts to identify apparent imbalances in the relative pricing of common stocks, bonds and money market instruments compared to risks, using a computer model. The Global Balanced Fund's allocation among the three asset classes is then adjusted to take advantage of these perceived imbalances.

The money market and bond allocations will be invested in both dollar and non-dollar denominated debt securities. Dollar denominated securities will have the same investment parameters as the Investment Quality Bond Fund. Non-dollar debt securities will follow the investment guidelines of the Global Fixed Income Fund. Neither allocation will be restricted as to the final maturity of a specific investment. However, the money market allocation will generally have an average maturity of less than one year. The equity allocation may invest in companies headquartered in both the United States and foreign countries. At least 65% of the equity allocation will be invested in issuers located in three or more foreign countries.


The Global Balanced Fund may also purchase and sell futures or options contracts on stock indexes, foreign currencies and bonds.


Depending on the Adviser's allocation of the Global Balanced Fund's assets among stocks, bonds and money market instruments, investors in the Fund may be exposed to the market risk of various combinations of common stocks and bonds, as well as to the risks associated with specific securities. Stock market risk is the possibility that stock prices in general will decline over short or even extended periods. Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices generally vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. Because the allocation strategy of the Adviser may, at certain times, result in a portfolio with a primary emphasis on common stocks, the Global Balanced Fund may from time to time exhibit a level of volatility which is more consistent with a common stock portfolio than a balanced portfolio. However, under normal circumstances, the Adviser expects the volatility of the Global Balanced Fund's total return to be less than that of a common stock portfolio.

Investors should be aware that the investment results of the Fund depend not only on the Adviser's and Sub-adviser's selection of specific portfolio securities, but also upon the Adviser's ability to anticipate correctly the relative performance and risk of stocks, bonds and money market instruments. The Fund's investment results would underperform other global balanced funds, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's performance could deteriorate if the Fund were substantially invested in bonds at a time when interest rates increased.


                              INVESTMENT PRACTICES

The Adviser and Sub-adviser utilize various investment techniques in managing each Fund's portfolio, including the following:

U.S. GOVERNMENT AND AGENCY OBLIGATIONS. Each Fund may invest in obligations issued by the U.S. Treasury and in securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These securities include Treasury bills, which mature in one year or less, Treasury notes and bonds that mature in 2 to 30 years, and agency issues, which may have maturities from one day to 40 years. Securities are generally not callable and normally have interest rates that are fixed for the life of the security.

MONEY MARKET FUNDS. To maintain liquidity, each Fund may invest in unaffiliated money market funds. Under normal circumstances, money market investment of the Short Duration and Tax Exempt Bond Funds will be in federal tax-free mutual funds. No money market fund investment by a Fund will be in excess of 3% of the total assets of the money market fund. The Funds do not anticipate investing more than 15% of their respective net assets in money market funds. An investment in a money market mutual fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund.

MONEY MARKET OBLIGATIONS. Each Fund may invest in U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations will be considered high quality, meaning that the security will be rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, will be judged to be of equivalent quality by the Adviser or Sub-adviser.

CORPORATE DEBT SECURITIES. Each Fund other than the Treasury Fund may invest in U.S. dollar denominated corporate bonds, debentures, notes and other similar debt instruments of domestic and foreign corporations which, at the time of purchase, are rated investment grade by at least one of the established rating agencies or, if unrated, are determined to be of comparable quality by the Adviser or Sub-adviser. Such obligations may have interest rates which are fixed, variable or floating. Each Fund may also purchase long-term debt obligations that have been coupled with an option allowing the Fund at specified intervals to tender (or "put") such debt obligations to the issuer and receive an agreed upon amount, usually face value plus accrued interest.

The Total Return Fund may invest up to 25% of its total assets in debt rated below investment grade or, if unrated, determined to be of comparable quality by the Adviser. Lower quality debt securities, commonly referred to as "junk bonds" are often considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated securities. The market prices of these securities may fluctuate more than investment grade securities and may decline significantly in periods of general economic difficulty. The market for such securities may be thinner and less active than for higher-rated securities, which may adversely affect the prices at which these securities can be sold and may create difficulty in valuing such securities. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities. Legislation has been and could be adopted limiting the use, or tax and other advantages, of junk bonds, which could adversely affect their value.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Adviser will also monitor issuers of such securities.

MORTGAGE BACKED SECURITIES. Each of the Funds other than the Treasury, Growth & Income and International Equity Funds may invest in obligations issued to provide financing for U.S. residential housing mortgages. The Total Return, Global Fixed Income, Global Short Bond, Global Balanced and International Bond Funds may also invest in foreign mortgage-related securities. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments as well as prepayments of principal. Investing in such obligations involves special risks as a result of prepayments (which may require the Fund to reinvest the proceeds at a lower rate), the illiquidity of certain of such securities and the possible default by insurers or guarantors. The Tax Exempt Funds invest in municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups.

ASSET BACKED RECEIVABLES. With the exception of the Treasury, Growth & Income, and International Equity Funds, each Fund may invest in asset backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Asset backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

REPURCHASE AGREEMENTS. For the purpose of maintaining liquidity or realizing additional income, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any such dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

REVERSE REPURCHASE AGREEMENTS. The Total Return and Global Funds may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund's agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. A Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked to market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowings by a Fund.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities of government and corporate issuers. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index, e.g., the Federal Funds rate. The adjustment intervals may be regular, and range from daily to annually, or may be based on an event such as a change in the prime rate. Accordingly, although such securities provide some protection against changes in interest rates, depending on the terms of the instrument there may be some interval between changes in such rates and adjustment of the rate paid by the issuer. Any such instruments acquired by a Fund are rated "high quality" at the time of purchase by at least one of the established rating agencies or, if not rated, are determined at the time of purchase to be of comparable quality by the Adviser or Sub-Adviser.

CONVERTIBLE SECURITIES AND WARRANTS. The Total Return, Growth & Income, Global Balanced and International Equity Funds may invest in convertible securities and warrants. Convertible securities, such as convertible preferred stocks and debentures, may be exchanged for or converted into a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period. Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock. Convertible securities generally provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of a convertible security is a function of a variety of factors, including its yield in comparison with comparable non-convertible securities, its value if converted into the underlying common stock, and the credit standing of the issuer.

Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. Investment in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant). As a matter of operating policy, the Fund will not invest more than 5% of its total assets in warrants.


FOREIGN GOVERNMENT OBLIGATIONS. Each of the Limited Maturity, Short Bond, Intermediate, Investment Quality Bond, Total Return, Global Balanced and Equity Funds may invest in foreign government or supranational obligations rated at least investment grade at the time of purchase by at least one of the established rating agencies or, if unrated, determined to be of comparable quality by the Adviser. Principal and interest will be payable in U.S. dollars.

The Global Fixed Income, Global Short Bond, Global Balanced, Total Return and International Bond Funds may invest in securities payable in a foreign currency. These Funds are restricted to investment in non-U.S. dollar obligations rated at least AA at the time of purchase by at least one of the rating agencies.


TAX EXEMPT OBLIGATIONS. The Short Duration and Tax Exempt Bond Funds may purchase certain tax-exempt obligations listed below:

        GENERAL OBLIGATION NOTES AND BONDS. General obligation notes and bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

        REVENUE NOTES AND BONDS. These obligations are payable only from the revenues derived from a particular facility or, in some cases, from the proceeds of a special excise tax. Revenue notes and bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; and colleges and universities.

        THIRD PARTY PUTS. Both Funds may purchase long-term fixed rate municipal debt obligations that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.

        MUNICIPAL LEASE OBLIGATIONS AND CERTIFICATES OF PARTICIPATION. Both Funds may invest in lease obligations issued by state or local government authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a Fund's only recourse may be to the leased property securing payment, and disposition of the property might prove difficult. In addition, as these securities represent a relatively new type of financing, certain lease obligations may be considered to be illiquid securities. Certificates of participation are issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality or authority.

        TAX EXEMPT ZERO COUPON SECURITIES. The Short Duration and Tax Exempt Bond Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or the specified redemption date, but instead are redeemed at their face value upon maturity. The discount from face value is amortized over the life of the security, and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income on such securities is accrued on a current basis, a Fund does not receive such income currently in cash and may have to sell other portfolio securities to obtain cash needed to make income distributions. The price volatility of a zero coupon security is greater than an interest-paying note of identical maturity.

EQUITY SECURITIES. Any Equity Fund and the Global Balanced and International Equity Funds may invest in equity securities, including common and preferred stocks, convertible securities and warrants. Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings, and also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

The Market Return and Growth & Income Funds may purchase shares of equity index mutual funds, which own the stocks included in the S&P 500 Index, and are intended to closely track the Index. Although such funds generally have substantial assets and low operating expenses, investment in such a fund by the Funds will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the Fund.


Although equity securities have a history of long term growth in value, their prices fluctuate based on changed in the issuer's financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

STANDARD & POOR'S DEPOSITARY RECEIPTS. Under normal market conditions, up to 50% of the total assets of the Growth & Income Fund may be invested in a combination of SPDRs and equity index mutual funds. However, under the Investment Company Act of 1940, the Group and its affiliated persons, including investors holding 5% or more of the outstanding shares of the Fund and other clients of the Adviser, may not hold in the aggregate more than 3% of the outstanding SPDRs. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the Standard & Poor's 500 Index, and changes in the prices of SPDRs track the movement of the Index relatively closely. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to the risks of trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading in SPDRs inadvisable.


SPDR shares trade on the American Stock Exchange at approximately one-tenth the value of the S&P 500 Index. SPDRs are relatively liquid with an average daily volume during March, 1997 of 1.1 million shares per day. Because SPDRs exactly replicate the Index, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus the Adviser believes that the movement of SPDR share prices should closely track the movement of the Index.


The administrator of the SPDR program, the American Stock Exchange, receives a fee to cover its costs of about 0.20% per year. This fee is deducted from the dividends paid to SPDR investors. Investors in Fund shares will incur not only the operational costs of the Fund, but will also incur the expenses deducted by the administrator of the SPDR program.

DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value of the securities may change prior to delivery. Neither the Global Fixed Income, Global Short Bond nor the International Fund will invest more than 25% of its total assets in when-issued and delayed delivery transactions.

RESERVES. Each Fund may establish and maintain reserves when the Adviser or Sub-adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund's reserves may be invested in domestic and foreign money market instruments, including government obligations, commercial paper and short-term corporate debt issues meeting the quality standards described above; money market funds, certificates of deposit and bankers' acceptances of banking institutions described in the Statement of Additional Information; and repurchase agreements. Although there is no limit on the percentage of a Fund's assets which may be maintained in such reserves, under normal circumstances no more than 10% of its total assets is expected to be maintained in such reserves.

ILLIQUID SECURITIES. Some debt obligations can be illiquid, meaning that they may not be sold in the ordinary course of business within seven days at approximately the price at which they are valued. A Fund will not invest more than 15% of its net assets in illiquid securities. In accordance with guidelines established by the Board, the Adviser or Sub-adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.


OPTIONS AND FUTURES CONTRACTS. Each Fund may purchase and sell covered put and call options on securities and securities indexes, interest rate, foreign currency and index futures contracts (agreements to take or make delivery of a specified quantity of financial instruments at a specified price and date), and put and call options on such futures contracts. Such options and futures contracts are derivative instruments which may be traded on U.S. or foreign exchanges or with broker/dealers which maintain markets for such investments. Each Fund may also employ combinations of put and call options, including without limitation, straddles, spreads, collars, and strangles. These techniques are used to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond and currency markets and not for speculation.


An equity index, such as the S&P 500 Index, is a statistical measure designed to reflect specified facets of a particular financial or securities market.

An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

An interest rate futures contract provides for the delivery by one party and the purchase by another party of a specified quantity of a financial instrument at a specified future date and price. Although the value of a futures contract may be a function of the value of certain specified securities, no physical delivery of these securities is made. Such futures contracts are derivative instruments which may be traded on U.S. exchanges or with broker-dealers which maintain futures markets. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of its futures broker a specified amount of cash or securities. This amount is known as "initial margin", and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called "variation margin" to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to market".


The following chart summarizes the types of futures and options transactions in which the Funds may engage:


                                                                TYPES OF CONTRACTS
                                                     ===================================
                                                       OTHER
                                        INTEREST      SECURITY     STOCK
                                          RATE         INDICES      INDEX       CURRENCY   SECURITIES
                                          ----         -------      -----       --------   ----------
Fixed Income Funds                         Yes           Yes          No           No          Yes
       (except Total Return)
Tax Exempt Funds                           Yes           Yes          No           No          Yes
Total Return Fund                          Yes           Yes          No           Yes         Yes
Market Return Fund                         Yes           Yes          Yes          No          Yes
Growth & Income Fund                       No            Yes          Yes          No          Yes
Global  Fixed  Income,  Global  Short      Yes           Yes          No           Yes         Yes
    Bond, International Bond Funds
Global Balanced Fund                       Yes           Yes          Yes          Yes         Yes
International Equity Fund                  No            Yes          Yes          Yes         Yes

NON-HEDGING STRATEGIC TRANSACTIONS. In addition to the hedging transactions referred to above, each of the Funds may enter into options and futures transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for such purposes will not exceed 2% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described under "Options and Futures Contracts" and to the same types of risks as described above under "Options and Futures Contracts."

INTEREST RATE AND CURRENCY SWAPS. For hedging purposes, each of the Total Return and Global Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. An interest rate or currency swap is a derivative instrument which involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.


A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Group's Custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.

EQUITY SWAP CONTRACTS. Each Equity Fund and the Global Balanced Fund may enter into equity swap transactions. An equity swap is a derivative instrument which involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. The Fund will typically pay a floating rate of interest, such as the three-month London Interbank Offered Rate, and receive the total return (price change plus dividends) of a specified equity index (such as the S&P 500 Index). If the total return on the equity index is negative for the contract period, the Fund will pay its counterparty the amount of the loss in the value of the notional amount plus interest at the floating rate. From time to time, the Fund may wish to cancel an equity swap contract in order to reduce its equity exposure. Although the swap contract may be sold back to the Fund's counterparty, it may be more advantageous to enter into a swap contract in which the Fund would reduce its equity exposure by agreeing to receive a floating rate of interest and pay the change in the index. This is sometimes called a "reverse equity swap contract" and would only be entered into to reduce equity exposure. The Funds will not use reverse swap contracts to short the equity market.


A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Fund's Custodian. If the Fund enters into a swap on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.


DEPOSITORY RECEIPTS. The Equity, Global Balanced and International Equity Funds may invest in foreign issuers through sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets.

ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.


COUNTRY FUNDS. Subject to the provisions of the Investment Company Act of 1940, the Global Balanced and International Equity Funds may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. The Global Balanced and International Equity Funds may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Funds would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio's assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by the Global Balanced and International Equity Funds in such vehicles should also provide increased liquidity and lower transaction costs than are normally associated with direct investment in such markets. However, an investment in a country fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund. At the present time, each of the Global Balanced and International Equity Funds intend to limit its investments in these vehicles, together with its investments in other investment companies, to no more than 10% of its total assets.


FOREIGN CURRENCY TRANSACTIONS. Each of the Total Return and Global Funds normally conducts its foreign currency exchange transactions either on a spot
(cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Adviser expects that the Funds will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). No Fund will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Funds from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return will be adversely affected as a result. No Fund enters into forward currency contracts for speculative purposes. Open positions in forward contracts are covered by the segregation with the Group's Custodian of cash, U.S. Government securities or other high grade debt obligations and are marked-to-market daily.

ADDITIONAL RISK FACTORS

DIVERSIFICATION

There is no guarantee that any Fund will accomplish its objective. In addition, as the Adviser may from time to time invest a large percentage of each Fund's assets in securities of a limited number of issuers, each Fund, except the International Equity Fund, has been classified as

"non-diversified". By current SEC definition, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Accordingly, each Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

SWAPS

No Fund enters into any swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase (e.g., AAA or AA by Standard & Poor's Corporation) by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. A Fund will not enter into an interest rate or currency swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 10% of its total assets. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total assets at the time of purchase, and they are considered by the Fund to be illiquid assets; it may sell caps and floors without limitation other than the segregated account requirement described above.

The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of a Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Adviser's forecasts are correct, a Fund's swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, a Fund might incur a loss.

DEBT OBLIGATIONS


Each of the Funds (other than the Growth & Income and International Equity Funds) invests, or may invest, primarily in debt obligations. Because of its investment policies, each such

Fund may or may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate for those whose primary objective is stability of principal. The value of the portfolio securities of each Fund will fluctuate based upon market conditions.

Under normal circumstances, all debt securities held by a Fund are rated "investment grade" at the time of purchase by at least one of the established rating agencies (e.g., AAA, AA, A or BBB by Standard & Poor's Corporation) or, if unrated, are determined to be of comparable quality by the Adviser. Securities rated BBB are considered to have adequate capacity to pay interest and repay principal, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds. In addition, the Total Return Fund may invest up to 25% of its assets in debt rated below investment grade, or in unrated securities determined by the Adviser to be of comparable quality. Lower quality debt securities are often considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in the appendix to the Statement of Additional Information.

FOREIGN INVESTMENTS

Each of the Funds (other than the U.S. Treasury, Short Duration Tax Exempt and Tax Exempt Bond Funds) may invest in securities of foreign issuers, and the Global Funds invest principally in such securities. In addition, the Total Return Fund and the Global Funds may invest in securities that are denominated in foreign currencies. Investments in foreign bond and equity securities present opportunities for both increased benefits and risks as compared to investments in the U.S. securities market.

Securities markets in different countries may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors. The Global Funds allow investors to diversify their portfolios by investing in various companies and economies outside of the U.S., thereby taking advantage of these differences. However, investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks may include less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Securities of foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities may be longer than domestic securities. It may also be more difficult to obtain and enforce judgments against foreign entities.

The International Equity, Global Balanced and Total Return Funds may invest a portion of their assets in securities of issuers organized in emerging markets, which may include developing countries or countries with new or developing capital markets. The considerations noted above are generally intensified for these investments. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Investing in the debt obligations of supranational organizations involves additional risks and considerations. Such organizations' debt obligations are generally not guaranteed by their member governments, and payment depends on the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.


Changes in foreign exchange rates will affect the value of the securities held in certain of the Global Funds either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which appear relatively weak or are potentially volatile compared to the U.S. dollar. The Global Fixed Income, Global Short Bond, Total Return, Global Balanced and International Bond Funds will, when deemed appropriate by the Adviser, hedge this currency exposure in order to protect the Fund's share price.


The International Equity and Global Balanced Funds are expected to incur operating expenses which are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as brokerage commissions and custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. See "Dividends, Distributions and Taxes."

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Global Funds, the Board of Trustees will promptly review the policies of the Funds to determine whether significant changes in their portfolios are appropriate.


The Adviser undertakes several measures in seeking to preserve investors' principal in the Global Fixed Income, Total Return, Global Short Bond and International Bond Funds. First, the debt securities or currencies in which each Fund invests are issued by or under the regulation of countries the bonds of which are rated at the time of purchase in the top two tiers of the ratings issued by Moody's Investor Services, Inc. or Standard & Poor's Corporation. If the rating of bonds of any country issuing or regulating securities or currencies in which any such Fund has made an investment falls below such level, the Fund will discontinue making investments in that country and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Funds to do so.

Second, under normal circumstances the debt securities in which the Global Fixed Income, Global Short Bond, Global Balanced and International Bond Funds invest are considered "high quality" at the time of purchase (e.g., rated AAA or AA by Standard & Poor's Corporation) by at least one of the established rating agencies, or if not rated are determined to be of comparable quality by the Adviser.

Third, the Adviser actively manages the maturity of the Global and International Bond Funds' portfolios in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser attempts to lengthen the portfolios' maturities to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, each Fund seeks to shorten its maturity to protect against the expected capital depreciation.


Finally, the Adviser employs a variety of investment techniques to control the Global Fixed Income, Global Short Bond, Total Return, Global Balanced and International Bond Funds' exposure to foreign currency exchange risks. An increase in value of a foreign currency relative to the U.S. dollar (the "weakening" of the dollar) increases the U.S. dollar value of securities denominated in that foreign currency. Conversely, a decline in the value of a foreign currency relative to the U.S. dollar (the "strengthening" of the dollar) causes a decline in the U.S. dollar value of these securities. The Adviser seeks to use combinations of forward foreign currency contracts, foreign currency futures contracts and options on futures contracts, options on foreign currencies, and currency swap agreements to offset the impacts of such movements. The Global Fixed Income, Total Return and Global Short Bond Funds will generally hedge a greater proportion of their foreign currency exchange risk than the International Bond and Global Balanced Funds. These investment techniques involve certain risks described under "Investment Practices" above.


OPTIONS AND FUTURES CONTRACTS


Transactions in securities options, futures contracts and options on futures contracts involve a variety of risks, including the inability to close out a position because of the lack of a liquid market and, in the case of futures transactions, lack of correlation between price movements in the hedging vehicle and the portfolio assets being hedged. To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies, in each case other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. Each Fund covers its obligations with respect to such futures contracts and options by maintaining assets sufficient (together with its margin deposits) to meet such obligations; depending on the nature of the contract or option, this cover is in the form of liquid assets, put or call options, the underlying instruments which are the subject of the contract or option, or a long or short position in the contract which is the subject of an option. Options and futures transactions can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such instruments for hedging purposes may not be successful. The aggregate market value of a Fund's portfolio securities and foreign currencies covering put options on securities and currencies written by the Fund will not exceed 50% of its net assets.

OTHER INVESTMENT POLICIES

Each Fund's investment program and policies are subject to further restrictions and risks which are described in the Statement of Additional Information. Each Fund's investment objective is fundamental and, therefore, may not be changed without obtaining shareholder approval. A Fund's other investment policies and practices may be changed without shareholder approval unless otherwise specified as fundamental policies.


FUNDAMENTAL INVESTMENT POLICIES. As a matter of fundamental policy, a Fund will not (1) purchase a security of any issuer if, as a result, with respect to 50% of the Fund's total assets, more than 10% of the outstanding voting securities of the issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (2) borrow money except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 30% of its total assets valued at market (For this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts as described above are not considered to be borrowings.); or (3) in any manner transfer as collateral for indebtedness any security of the Fund except in connection with permissible borrowings. In addition, the Growth & Income and Market Return Funds will not purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (1) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations,
(2) wholly owned finance companies will be considered to be in the industries of their parents, (3) SPDRs will be divided according to the industries of their underlying common stocks, and (4) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry.


OTHER INVESTMENT POLICIES. As a matter of operating policy, a Fund will not (1) purchase a security of any one issuer if, as a result, (a) more than 15% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days or other securities which are not readily marketable; or (b) with respect to the Fixed Income Funds, Global Short Bond, Global Fixed Income and International Bond Funds, more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; or (2) purchase additional securities when borrowings exceed 5% of the Fund's total assets. In addition, the Limited Maturity, Short Bond, Intermediate, Investment Quality Bond and Total Return Funds will not purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations,
(b) wholly owned finance companies will be considered to be in the industries of their parents, and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry.

PORTFOLIO TURNOVER. Securities may be sold without regard to the length of time held. The portfolio turnover of each Fund may be higher than that of other mutual funds with less aggressive trading strategies, which would, in turn, increase each Fund's transaction costs. No Fund can accurately predict its future annual portfolio turnover rate; however, although it could vary substantially, it will generally not exceed 300% for the Global and International Bond Funds, 100% for the Growth & Income and International Equity Funds, and 200% for the other Funds. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates.


                             MANAGEMENT OF THE FUNDS

The business of the Group is managed under the direction of its Board of Trustees, which establishes the Group's policies and supervises and reviews the management of the Funds. Information about the Trustees and the Group's executive officers may be found in the Statement of Additional Information.

INVESTMENT ADVISER


Payden & Rygel serves as investment adviser to the Funds pursuant to an investment management contract with the Group. The Adviser is an investment counseling firm founded in 1983, and currently has over $22 billion of assets under management. Payden & Rygel's address is 333 South Grand Avenue, Los Angeles, California 90071. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodity Futures Trading Commission.


The Adviser manages the investment and reinvestment of the assets of the Funds and reviews, supervises and administers all investments. Several teams, each responsible for a group of Funds, are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Adviser's Global Investment Policy Committee. These teams are supervised by the Executive Committee of the Global Investment Policy

Committee, comprised of John Isaacson, Scott King and Christopher Orndorff.


John Isaacson is an Executive Vice President and the Chief Investment Officer of Payden & Rygel. He joined the Company in 1988 and has 25 years of experience in the investment business. Scott King is an Executive Vice President and the Head of Trading at Payden & Rygel. He was one of the original members of the Company when it was founded in 1983 and has over 17 years of investment experience. Christopher Orndorff is a Vice President and head of Global Asset Allocation at Payden & Rygel. He joined the company in 1990 and has 13 years of experience in the investment business. Mr. Isaacson, Mr. King and Mr. Orndorff are responsible for defining the broad investment parameters of the Funds, including the types of strategies to be employed and the range of securities acceptable for investment.


Each of the teams analyzes investment opportunities and strategies, and makes portfolio management decisions (subject to prior review of significant decisions by the Global Investment Policy Committee) and applies them to portfolios. The strategy teams and the Funds for which they are responsible are the Tax Exempt Group (Short Duration Tax Exempt Fund and Tax Exempt Bond Fund); the Global Group (Global Fixed Income Fund, International Bond Fund and Global Short Bond
Fund); the Short Maturity Group (Limited Maturity Fund, Short Bond Fund, U.S. Treasury Fund, Market Return Fund, and Intermediate Bond Fund); the Bond Strategy Group (Investment Quality Bond Fund and Total Return Fund); and the Equity Strategy Group (Growth & Income Fund and Global Balanced Fund).


The Adviser receives a monthly fee from each Fund at the following annual rates: the Limited Maturity, Short Bond, Treasury, Intermediate, Investment Quality Bond, Total Return and Market Return Funds, 0.28% for the first $1 billion of each Fund's average daily net assets and 0.25% of each Fund's net assets above $1 billion; the Short Duration and Tax Exempt Bond Funds, 0.32% for the first $500 million of each Fund's average daily net assets, 0.28% for the next $500 million and 0.25% of average daily net assets above $1 billion; the Global Short Bond, Global Fixed Income and International Bond Funds, 0.30% of the first $2 billion of each Fund's average daily net assets, and 0.25% of average daily net assets above $2 billion; the International Equity Fund, 0.60% of the first $1 billion of average daily net assets of the portfolio and 0.45% thereafter; the Global Balanced Fund, 0.50% of the first $1 billion of average daily net assets of the portfolio and 0.40% thereafter; the Growth & Income Fund, 0.50% for the first $2 billion of the Fund's average daily net assets and 0.30% of the Fund's net assets above $2 billion.

For the fiscal year which ended October 31, 1996, the Adviser earned a fee from each Fund as follows: Limited Maturity, Short Bond, Treasury, Intermediate, Investment Quality Bond and Market Return Funds, 0.28%; Short Duration Tax Exempt and Tax Exempt Funds, 0.32%;

Global Short Bond Fund, 0.30%; Global Fixed Income Fund 0.31%; International Bond Fund, 0.35%. The other Funds were not open during this period.

THE SUB-ADVISER

For the International Equity and Global Balanced Funds, the Adviser has entered into a sub-advisory agreement with Scottish Widows Investment Management ("Scottish Widows"), appointing the latter as sub-investment manager and delegating to Scottish Widows the day-to-day management responsibilities for the International Equity Fund and a portion of the Global Balanced Fund. The Adviser continuously monitors and evaluates the performance of Scottish Widows.


Scottish Widows, located at 15 Dalkeith Road, Edinburgh, Scotland, United Kingdom EH16 5BU, is a wholly owned subsidiary of Scottish Widows' Fund and Life Assurance Society ("Scottish Widows Group"), a mutual company chartered in 1815. Scottish Widows Group has assets under management of over $39 billion as of December 31, 1996. Scottish Widows has been managing UK equities since the early 1900's, U.S. equities since the 1950's, Japan and Southeast Asia equities since the 1960's and its experience in continental European equities dates back to the mid-1970's. Investment decisions are made by an account management team headed by Kenneth A. Anderson. Mr. Anderson joined Scottish Widows in 1988 and has managed a variety of international equity portfolios. He was appointed an Investment Director of the firm in 1995.


The Adviser pays the Sub-Adviser a monthly sub-advisory fee for the International Equity Fund and Global Balanced Fund at an annual rate equal to 0.40% of the first $1 billion of average daily net assets of the portfolio and 0.30% of average daily net assets above $1 billion. In the case of the Global Balanced Fund fees are based on the average daily net assets allocated to the Sub-adviser by the Adviser. It is important to note that the sub-investment management fee does not represent a separate or additional charge or assessment against the Funds.

ADMINISTRATOR AND TRANSFER AGENT

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as the Administrator to the Funds pursuant to a management and administration contract with the Group. The Administrator's address is 333 South Grand Avenue, Los Angeles, California 90071. The Administrator provides administrative services to each Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to each Fund by other persons.


Investors Fiduciary Trust Company ("IFTC"), a Missouri trust company located at 127 West 10th Street, Kansas City, Missouri, 64105, provides accounting, dividend disbursing and transfer agency services to each Fund pursuant to fund accounting and transfer agency contracts with the Group.

For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of the Group. Investors Fiduciary Trust Company receives fees for fund accounting services and dividend disbursing and transfer agency services. Certain out-of-pocket expenses are also reimbursed at actual cost.

Advisory and administrative fees generally will be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class.

DISTRIBUTOR

Shares of the Funds are distributed through Payden & Rygel Distributors, a wholly owned subsidiary of Payden & Rygel located at the same address. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICE PLAN


The Board of Trustees has adopted a Shareholder Service Plan with respect to Class B shares of the Funds and of the other portfolios of the Group. Under the Plan, the Class B shares of the Funds pay the Distributor an annual fee of up to 0.25% of the average daily net assets of the Funds attributable to the Class B shares for services provided by the Distributor, broker-dealers and other service organizations to the beneficial owners of Class B shares. Such support services include establishing and maintaining accounts and records relating to clients; assisting clients in processing purchase, exchange and redemption requests and account designations; preparing tax reports and forms; forwarding shareholder communications from the Funds; and responding to client inquiries concerning their investments.


Services provided under the Shareholder Service Plan are not primarily intended to result in the sale or distribution of Class B Shares of the Funds. The Plan is a "compensation" plan, which means that the fees paid to the broker-dealers and other service organizations for services rendered are payable even if the amounts paid exceed their actual expenses. If in any month the Distributor is due more fees for shareholder services than are immediately payable because of the expense limitations under the Plan, the unpaid amount is carried forward from month to month while the Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year in which the amount was incurred, and no interest, carrying or other finance charge is borne by the Class B Shares with respect to any amount carried forward.

PERFORMANCE INFORMATION

The Funds may, from time to time, include the yield and total return for shares in advertisements or reports to shareholders or prospective investors. Yield and total return are calculated separately for Class A and Class B Shares. Yield will be quoted using the SEC definition, which is the annualized net investment income per share during a particular 30-day (or one month) period. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over specified periods.


OFFERING

Copies of the Group's 1996 Annual Report to Shareholders are available without charge by writing or calling the Group at the address and phone number listed in the front of this prospectus.

No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations may not be relied upon as having been authorized by the Group or the Distributor. This Prospectus does not constitute an offer by the Group or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                              SHAREHOLDER SERVICES

TAX-SHELTERED RETIREMENT PLANS


The Funds accept purchases of shares by tax-sheltered retirement plans such as IRAs, rollover IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans. Please call a Fund Representative to receive a retirement package which includes a special application for tax-sheltered accounts. The Group currently waives the Fiduciary Administration Fees charged by IFTC associated with such plans.


EXCHANGE PRIVILEGE


The Group currently consists of fifteen investment portfolios with varying investment objectives or policies, and other investment portfolios may be created. Shares of a Fund may be exchanged for Class A or Class B shares of any of the other investment portfolios of the Group. Exchanges are made on the basis of the net asset values of the portfolios involved. The minimum amount for any exchange is $1,000.



Because an exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Before making an exchange into another investment portfolio, a shareholder should obtain and review a current prospectus of the investment portfolio into which the shareholder wishes to transfer. When exchanging shares into another investment portfolio, shareholders should be aware that, among other significant differences, the portfolios may have different dividend payment dates, minimum initial investments and minimum additional investments.

Exchanges will be effected upon receipt of written instructions signed by all account owners. In addition, shareholders who complete the telephone privilege authorization portion of the Account Registration Form may effect exchanges from a Fund into another class of the Fund or an identically registered account in one of the other available portfolios by a telephone call to the Distributor at
(213) 625-1900 or (800) 5-PAYDEN (800-572-9336). Finally, shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. See "Automated Investment Programs."


The Exchange Privilege may be modified or discontinued by the Group at any time upon 60 days' notice to shareholders. The Group also reserves the right to limit the number of exchanges a shareholder may make in any year to avoid excessive Fund expenses. The Exchange Privilege is only available in states where the exchange may be legally made.

TELEPHONE PRIVILEGE


Shareholders may exchange or redeem shares by telephone if they have elected this option on the Account Registration Form. If a shareholder calls before 1:00 p.m. (Pacific Time), the exchange or redemption will be at the net asset value determined that day; if a shareholder calls after 1:00 p.m. (Pacific Time), the exchange or redemption will be at the net asset value determined on the next business day. During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange and redemption procedures discussed in this prospectus.


Shareholders should realize that by electing the telephone privilege they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone, telegraph or wire communication are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The Group reserves the right to refuse a telephone, telegraph or wire communication exchange or redemption request if it believes that the person making the request is not authorized by the investor to make the request. Neither the Group nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone, telegraph or wire communication privilege.

CHECKWRITING CAPABILITY


Checkwriting is available for investors of the Limited Maturity Fund only. To obtain checks, call a Fund Representative for a signature card. Complete and return it to the Fund. To pay the check, shares are redeemed from the Fund account at the net asset value per share computed on the day the check is presented to the Fund for payment. It is important to note that the Limited Maturity Fund is not a money market fund and its net asset value per share will vary daily. An investor may incur a taxable capital gain or loss on the shares redeemed each time a check is paid. A transaction fee of $2.00 per check will be charged to the account if the investor has total assets with the Group of less than $25,000.


Checks received by the Fund are credited to the account on the day received. A fee of $20.00 may be imposed on the account if a check is returned because it fails to meet the Fund's checkwriting criteria or if there are insufficient funds in the account. The Fund reserves the right to modify or terminate the checkwriting privilege upon 30 days prior written notice to shareholders.


AUTOMATED INVESTMENT PROGRAMS

Shareholders may take advantage of two programs which permit automated investments in the Group's Funds.

ELECTRONIC INVESTMENT PLAN

If authorized by the shareholder, additional investments in any Fund may be made using the Automated Clearing House System ("ACH") which transfers money directly from the shareholder's bank account to the Fund for investment. Initial investments in any Fund may not be made by ACH. The ACH is an electronic money transfer system that is used throughout the United States. It is easy, convenient, inexpensive and avoids the potential of theft of checks from the postal system. It is used by many employers to pay salaries and is also used by the United States Government to send social security payments directly into retiree accounts.

Two investment options may be chosen. First, the shareholder may elect to make investments on a set schedule either monthly or quarterly. Under this option, the shareholder's financial institution will deduct an amount authorized by the shareholder which will normally by credited to the Fund on the 15th day of the month (or next business day if the 15th is a holiday or on a weekend). The shareholder's bank account will typically be debited the prior business day, although this varies with each financial institution. The minimum initial investment, which may be made by check or wire, is $2,500, with additional investments by ACH of no less than $250.

Under the second option, the shareholder may also elect to authorize ACH transfers via telephone request. Money will be withdrawn from the shareholder's account only when authorized by the shareholder. There will be no set schedule of withdrawals from the shareholder's account. Additionally, the investor may vary the amount of the investment. Under this option, the minimum initial investment is $5,000, with additional investments by ACH no less than $1,000. Due to operational considerations, for telephonic requests received prior to 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the next business day. For telephonic requests received after 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the second business day following receipt of the call.

Please note the following guidelines:

- The shareholder's financial institution must be a member of the Automated Clearing House System.

- The shareholder must complete and return an Automated Investment Program form along with a voided check or deposit slip at least 15 days prior to the initial transaction.

- An account with the Group must be established before the Electronic Investment Plan goes into effect.

- The Electronic Investment Plan will automatically terminate if all shares are redeemed.

- Termination must be in writing and will become effective the month following receipt.

AUTOMATIC EXCHANGE PLAN

Shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. The shareholder elects this option by completing an Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the Fund in which the investment is to be made. The automatic transfer is effected on the 15th day (or the next business day if the 15th is a holiday or on a weekend) of the month.

SHAREHOLDER INQUIRIES

Shareholders with inquires concerning any of the Group's Funds may call the Group at (213) 625-1900, or (800) 5-PAYDEN, or write to Payden & Rygel Investment Group, 333 South Grand Avenue, Los Angeles, CA 90071.



                              REDEMPTION OF SHARES

Each Fund will redeem its shares at the net asset value next determined following receipt of the request in proper form. Redemptions may be made in writing, by calling the Distributor at (800) 5-PAYDEN, by telegraph or by other wire communication. No charge is made for redemptions. Shares redeemed may be worth more or less than the purchase price of the shares, depending on the market value of the investment securities held by the Funds at the time of redemption.

Redemption requests in writing or by telegraph or other wire communications should be directed to the Group at 333 South Grand Avenue, Attn.: Fund Distributor, Los Angeles, California 90071. Payment for redemption of recently purchased shares will be delayed until the Fund is advised that the purchase check has been honored, which may take up to 15 days after receipt of the check. If the proceeds of a written request are to be paid to a person other than the record owner of the shares or are to be sent to an address other than the address of record, the signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. A signature guarantee may be rejected if it is believed to be not genuine or if there is any reason to believe that the transaction is improper. Payment of the redemption price will ordinarily be wired to the shareholder's bank or mailed to the shareholder address of record one business day after receipt of the request, but may take up to seven days. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls.


A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.


                             HOW TO PURCHASE SHARES

Shares of the Funds may be purchased at net asset value without a sales charge. The minimum initial and additional investment levels per Fund are as set forth below. An account may only be opened by completing an application and mailing it to the appropriate address below under "Initial Investment." Shares cannot be purchased until a properly completed application is received by the Group. If you wish to open a tax-sheltered retirement plan (such as an IRA) or invest under the Automated Investment Programs, special application forms must be completed. Please be sure to ask for an IRA information kit. Transaction fees may be charged for the purchase and/or sale of shares through a broker.


INITIAL INVESTMENT


BY CHECK - ALL FUNDS
-       Complete Application
-       Make check payable to the Fund and mail with application to:
               Payden & Rygel Investment Group
               P.O. Box 419318
               Kansas City, MO  64141-6318


BY FEDERAL FUNDS WIRE
-       Complete application and mail to:
               Payden & Rygel Investment Group
               P.O. Box 419318
               Kansas City, MO  64141-6318


-       WIRE FUNDS AS FOLLOWS WHEN APPLICATION HAS BEEN PROCESSED:
               The Boston Safe Deposit and Trust Company
               ABA 011001234
               A/C #115762
               Mutual Funds #6630

               Credit to (name of Payden & Rygel Fund here) For Account of (insert your account name here)


        Please call the Group, at (213) 625-1900 or (800) 5-PAYDEN, to advise of any purchases by wire.


Shares of the Funds are purchased at the net asset value per share for each class next determined after receipt by the Distributor of an order to purchase shares in proper form. Purchase orders will be accepted only on days on which the Funds and the Custodian are open for business, as defined below. The minimum investment amount may be waived from time to time by the Distributor.


All Funds are "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


MINIMUM INVESTMENTS

The minimum initial and additional investments per Fund for each type of account are as follows:

                                                     INITIAL            SUBSEQUENT
         ACCOUNT TYPE                               INVESTMENT          INVESTMENT
         ------------                               ----------          ----------
         Regular                                       $5,000              $1,000
         Tax-Sheltered                                 $2,000              $1,000
         Electronic Investment Plan
               Set schedule                            $2,500              $  250
               No set schedule                         $5,000              $1,000


ADDITIONAL INVESTMENTS


Additional investments may be made at any time at net asset value by check, by ACH, or by calling the Distributor and wiring federal funds to the Custodian as described above.


OTHER PURCHASE INFORMATION

Purchases of each Fund's shares will be made in full and fractional shares. Certificates for shares will not be issued. The Group reserves the right, in its sole discretion, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the client application proves to be incorrect in any material manner.

INVESTMENT ADVISER
        Payden & Rygel
        333 South Grand Avenue
        Los Angeles, California 90071

SUB-ADVISER
        Scottish Widows Investment Management Limited
        15 Dalkeith Road
        Edinburgh, Scotland
        United Kingdom EH16 5BU

ADMINISTRATOR
        Treasury Plus, Inc.
        333 South Grand Avenue
        Los Angeles, California  90071

DISTRIBUTOR
        Payden & Rygel Distributors
        333 South Grand Avenue
        Los Angeles, California 90071

CUSTODIAN
        The Boston Safe Deposit and Trust Company
        One Boston Place
        Boston, Massachusetts  02109

TRANSFER AGENT
        Investors Fiduciary Trust Company
        127 West 10th Street
        Kansas City, Missouri  64105

AUDITORS
        Deloitte & Touche LLP
        1700 Courthouse Plaza Northeast
        Dayton, Ohio  45402

COUNSEL
        Paul, Hastings, Janofsky and Walker LLP
        555 South Flower Street
        Los Angeles, California  90071


                                                                  April 14, 1997

                         PAYDEN & RYGEL INVESTMENT GROUP

                      PAYDEN & RYGEL LIMITED MATURITY FUND
                         PAYDEN & RYGEL SHORT BOND FUND
                        PAYDEN & RYGEL U.S. TREASURY FUND
                      PAYDEN & RYGEL INTERMEDIATE BOND FUND
                   PAYDEN & RYGEL INVESTMENT QUALITY BOND FUND
                        PAYDEN & RYGEL TOTAL RETURN FUND
                  PAYDEN & RYGEL SHORT DURATION TAX EXEMPT FUND
                       PAYDEN & RYGEL TAX EXEMPT BOND FUND
                       PAYDEN & RYGEL GROWTH & INCOME FUND
                        PAYDEN & RYGEL MARKET RETURN FUND
                      PAYDEN & RYGEL GLOBAL SHORT BOND FUND
                     PAYDEN & RYGEL GLOBAL FIXED INCOME FUND
                     PAYDEN & RYGEL INTERNATIONAL BOND FUND
                       PAYDEN & RYGEL GLOBAL BALANCED FUND
                    PAYDEN & RYGEL INTERNATIONAL EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                              APRIL 14, 1997


The Payden & Rygel Limited Maturity Fund ("Limited Maturity Fund"), Payden & Rygel Short Bond Fund ("Short Bond Fund"), Payden & Rygel U.S. Treasury Fund ("Treasury Fund"), Payden & Rygel Intermediate Bond Fund ("Intermediate Fund"), Payden & Rygel Investment Quality Bond Fund ("Investment Quality Bond Fund"), Payden & Rygel Total Return Fund ("Total Return Fund"), Payden & Rygel Short Duration Tax Exempt Fund ("Short Duration Fund"), Payden & Rygel Tax Exempt Bond Fund ("Tax Exempt Bond Fund"), Payden & Rygel Growth & Income Fund ("Growth & Income Fund"), Payden & Rygel Market Return Fund ("Market Return Fund"), Payden & Rygel Global Short Bond Fund ("Global Short Bond Fund"), Payden & Rygel Global Fixed Income Fund ("Global Fixed Income Fund"), Payden & Rygel International Bond Fund ("International Bond Fund"), Payden & Rygel Global Balanced Fund ("Global Balanced Fund") and Payden & Rygel International Equity Fund ("International Equity Fund") are series ("Funds") of Payden & Rygel Investment Group (the "Group"), a no-load, open-end management investment company.


This Statement of Additional Information is not a prospectus, and should be used in conjunction with the Prospectus for the Funds dated April 14, 1997, which is incorporated herein by reference. A copy of the Prospectus may be obtained free of charge from the Group at 333 South Grand Avenue, Los Angeles, California 90071 (telephone 213/625-1900 or 800/572-9336).


                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES.....................................1

FUNDAMENTAL AND OPERATING POLICIES....................................29

PORTFOLIO TRANSACTIONS................................................32

VALUATION OF PORTFOLIO SECURITIES.....................................33

FUND PERFORMANCE......................................................34

TAXATION..............................................................37

MANAGEMENT OF THE GROUP...............................................42

PURCHASES AND REDEMPTIONS.............................................48

OTHER INFORMATION.....................................................49

APPENDIX A - DESCRIPTION OF RATINGS ..................................55

APPENDIX B - FINANCIAL STATEMENTS.....................................60

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Funds are described in the Prospectus. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.


EQUITY SECURITIES

PREFERRED STOCKS

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

AMERICAN DEPOSITORY RECEIPTS

American Depository Receipt ("ADRs") may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency, and may be subject to foreign government taxes which would reduce the yield on such securities.

CONVERTIBLE SECURITIES

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion table.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

FIXED INCOME SECURITIES

Securities in which the Funds may invest include but are not limited to those described below.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

FOREIGN GOVERNMENT OBLIGATIONS

Foreign government obligations are debt securities issued or guaranteed by a supranational organization or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, the bank is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of Payden & Rygel, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CORPORATE DEBT SECURITIES

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Adviser will undertake several measures in seeking to preserve investors' principal:

        - First, the debt securities in which the Funds invest will be considered "investment-grade"(e.g., rated AAA, AA, A or BBB by Standard & Poor's Corporation) by at least one of the established rating agencies, or if not rated, will be determined to be of comparable quality by the Adviser (except for the portion of the Total Return Fund's assets which may be invested in debt securities below investment grade). However debt investments for the Global and International Funds must be "high quality" as discussed in the Prospectus. If the rating of a debt security in which a Fund has made an investment falls below the investment grade level (or below the B level for the Total Return Fund), the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so. Except for the Total Return Fund no Fund will hold more than 5% of its net assets in obligations rated below investment grade, and no such obligation will be rated below BB.

        - Second, the Adviser will actively manage the maturity of the Funds' portfolios in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser will attempt to lengthen the portfolios' maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, the Funds will seek to shorten their portfolios' maturities to protect against the expected capital depreciation.

        - Finally, the Adviser may use interest rate and bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Funds' exposure to interest rate changes. These investment techniques involve certain risks described below.

There is, of course, no guarantee these investment strategies will accomplish the Funds' objectives. A description of the rating standards used by Standard & Poor's Corporation, Moody's Investor Services, Inc., and Fitch Investor Services is set forth in Appendix A to this Statement of Additional Information. Ratings represent only the opinions of such organizations of the quality of the securities which they undertake to rate, are general and are not absolute standards of quality.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities. Under normal circumstances, all debt securities held by each Fund (with the exception of the Total Return Fund) will be rated "investment grade", at the time of purchase, by at least one of the established rating agencies (e.g. AAA, AA, A or BAA by Standard & Poor's Corporation) or, if unrated, will be determined to be of comparable quality by the Adviser. The Growth & Income and International Equity Funds do not invest in these securities.

U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/services and poolers the Adviser determines that the securities meet the Funds' quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

ASSET BACKED RECEIVABLES

The Funds may purchase asset-backed securities including, but not limited to, Certificates for Automobile Receivables ("CARSsm") and credit card receivable securities. CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property. The Growth & Income and International Equity Funds do not invest in these securities.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

The Funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

OBLIGATIONS WITH PUTS ATTACHED

Each Fund may purchase long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund's option a specific security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity. The Growth & Income and International Equity Funds do not invest in these securities.

REPURCHASE AGREEMENTS

For the purpose of maintaining liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.

DELAYED DELIVERY TRANSACTIONS

When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund will not invest more than 25% of its total assets in when-issued and delayed delivery transactions.

REVERSE REPURCHASE AGREEMENTS

Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by a Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Adviser.

ILLIQUID SECURITIES

No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

FOREIGN INVESTMENTS

The countries in which each of the Global Short Bond, Global Fixed Income, Global Balanced and International Bond Funds will seek investments currently primarily include those listed below. A Fund may elect not to invest in all the countries listed, and it may invest in other countries as well when such investments are consistent with the Fund's investment objective and policies.

Pacific Basin                    Western Europe                  North America
-------------                    --------------                  -------------
Australia                        Austria                         Canada
Japan                            Belgium                         United States
New Zealand                      Denmark
                                 Finland
                                 France
                                 Germany
                                 Ireland
                                 Italy
                                 Netherlands
                                 Norway
                                 Spain
                                 Sweden
                                 Switzerland
                                 United Kingdom

The International Equity Fund may invest as much as 20% of total assets in countries whose long-term bonds are rated below investment grade.

FOREIGN MORTGAGE-RELATED SECURITIES

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

BRADY BONDS

In March, 1989, then Treasury Secretary Brady announced a new strategy for dealing with a debt crisis in many emerging markets. The Brady Plan comprised debt and debt service reduction for the debtor nations in exchange for International Monetary Fund ("IMF") - based economic reform. The Plan broke with previous debt restructuring efforts by recognizing that many debtor nations would not be able to repay their creditors in full. Under the Brady framework, creditor banks agreed to reduce their claims in exchange for new bonds which have credit enhancements.

To date seven countries have completed Brady packages: Mexico, Venezuela, Uruguay, Costa Rica, the Philippines, Argentina, and Nigeria. Brazil is in the process of securing wide creditor approvals for a Brady Plan. Other possible candidates for a Brady Plan in the near future include Ecuador, the Dominican Republic, Panama, and Poland. Not all major emerging market debt is the result of Brady restructuring - Chile and Morocco have elected to service their rescheduled commercial bank debt as a demonstration of their commitment to pay their debt in full. Columbia and Hungary avoided formal debt rescheduling through voluntary refinancings by their bank creditors.

A Brady package may involve interest reduction features in the form of Par Bonds and Front-Loaded Interest Reduction Bonds ("FLIRBs"). Par Bonds are exchanged for existing debt at face value, but the interest rate is cut and fixed at a below market rate. Par Bonds generally mature in 25-30 years from the date of issuance and credit enhancements generally include collateral for principal (U.S. Treasury zero coupon bonds) and several interest coupons. Mexican, Venezuelan, and Nigerian Par Bonds include separable "value recovery rights" based on future oil export volumes and international oil prices on a given date. This may entitle the bond holder to additional payments if oil exports earnings grow in real terms beyond agreed-on futures levels. FLIRBs have low fixed interest rate coupons in the beginning that step up gradually over 5 to 7 years to market levels. This feature is the cause of the bonds common name - "step up bonds". The step-up bond's principal is not collateralized and interest collateral remains in place only until the coupon "steps up" to market levels. Step-ups are typically 15 to 17 year maturities.

A Brady package may involve principal reduction. Debt principal is reduced by a negotiated discount, but the coupon floats at a market level of LIBOR + 13/16%. Discount bonds also have U.S. Treasury zero coupon bonds as the collateral for principal and interest payments. Discount bonds typically have 30-year maturities, and have been accepted at 30-35% discounts from the original debt face value which they replaced.

A Brady package may involve additional lending, in the form of New Money and Debt Conversion Bonds ("DCBs"). The creditor agrees to provide new loans (via New Money Bonds) in return for the right to transform existing bank loans into DCBs. The amount of New Money Bonds is calculated as an agreed upon percentage of the banks' existing loan exposure subject to conversion to DCBs. New Money Bonds and DCBs generally have floating coupons of LIBOR + 7/8% and 15-18 year amortization schedules. There is no collateral.

MUNICIPAL SECURITIES

Each of the Short Duration and Tax Exempt Bond Funds invest primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 80% of the Fund's assets will be invested in municipal debt securities.

In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Both Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

The Adviser will undertake several measures in seeking to preserve investors' principal:

        - First, the debt securities in which a Fund invests will be considered "investment-grade"(e.g., rated AAA, AA, A or BBB by Standard & Poor's Corporation) at the time of purchase by at least one of the following rating agencies: Fitch Investor Services, Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, will be determined to be of comparable quality by the Adviser. If the rating of a municipal debt security in which the Fund has made an investment falls below the investment grade level, the Fund will discontinue making investments in that issuer and liquidate any current holdings as soon as the Adviser determines it is in the best interest of the Fund to do so. In no event will a Fund hold more than 5% of its net assets in obligations rated below investment grade. No such obligation will be rated below BB.

        - Second, the Adviser will actively manage the maturity of a Fund's portfolio in response to expected interest rate movements. When anticipating a decline in interest rates, the Adviser will attempt to lengthen the portfolio's maturity to capitalize on the expected appreciation of such securities. When interest rates are expected to rise, both Funds will seek to shorten their maturities to protect against the expected capital depreciation.

        - Finally, the Adviser may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in a Fund's exposure to interest rate changes. These investment techniques involve certain risks described below.

There is, of course, no guarantee these investment strategies will accomplish a Fund's objective. See Appendix A for further information regarding the ratings referred to above.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which the Funds may invest, and certain of the risks of such investments, are described below.

MORAL OBLIGATION SECURITIES

Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Both Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

ZERO COUPON SECURITIES

Both Funds may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, a Fund does not receive the income currently in cash. Therefore, a Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

MORTGAGE BACKED SECURITIES

Both Funds may invest in municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of a Fund's investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

MUNICIPAL LEASE OBLIGATIONS

Both Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase "certificates of participation", which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.

However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Both Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one national recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM OBLIGATIONS

Both Funds may invest in short-term municipal obligations. These securities include the following:

TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Both Funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Both Funds may also invest in municipal securities in the form of "participation interests" in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days' notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since a Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

OBLIGATIONS WITH PUTS ATTACHED

Each Fund may purchase long-term fixed rate municipal debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the municipal securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at a Fund's option a specific municipal security at a specific price on a specific date. A Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

RISKS OF INVESTING IN CALIFORNIA MUNICIPAL DEBT OBLIGATIONS

From time to time, each Fund may invest more than 25% of its assets in obligations issued by the State of California and other governmental authorities, agencies and instrumentalities located in California. In such event, investment in a Fund may be subject to greater risk and market fluctuations than an investment in a portfolio of securities representing a broader range of investment alternatives. Further, in such event a Fund will be affected by any political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers to pay interest or repay principal. The following summary of some of such developments is based upon information derived from public documents related to securities offerings of California State and municipal issuers, independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund's advisor.

California encompasses a relatively large geographic region and has a wealthy, diverse economy. Its economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents over 12% of the total United States population. Total employment is about 14 million; the fastest growing sectors are expected to be services, trade and electronics-related manufacturing sectors.


The positive news on the employment front is that California has regained all of the jobs lost in the past few years. Downsizing in defense-related jobs is ending while strong growth has occurred business services, motion pictures and television, entertainment and international trade. While the current 6.8% unemployment rate remains above the national average of 5.2%, the jobless rate is at the lowest level since mid-1990. The jobless rate is higher than the national average primarily due to labor force expansion from net in-migration last year.


Because of the economy's strength, tax revenues are running ahead of expectations. In the first three months of fiscal 1997, the state collected $400 million more than the budget projection. Despite the fiscal 1996 operating surplus, California's General Fund reserve is minimal at $300 million. It represents only 0.6% of the state's $47 billion General Fund budget for fiscal 1997.

The reserve is expected to remain thin. California's long-term structural budget problems include expanding education and prison spending, demands for infrastructure spending and reductions in federal support for healthcare. K-14 spending requirements, the largest single expenditure in the budget, are expected to increase 9.3% annually over the next two years. Justice/correctional spending is estimated to grow 5.4% annually over this same time period, even though the inmate population has not grown as fast as previously estimated.

The anticipated decline in State spending on welfare in the next two years reflects fewer caseloads because of improved economic conditions. The full impact of the new federal welfare reform on California is not yet known at this time. Based on its current caseload, California expects to receive $1.4 billion more federal funds under the new "Temporary Assistance for Needy Families"
(TANF) than under the existing "Aid to Families with Dependent Children" (AFDC) over the next six years. However, this projection does not assume any recession scenario and the resulting higher number of welfare applicants. History has shown that welfare caseloads can increase as much as ten percent during a recession. Therefore, the extra $1.4 billion may very well be absorbed by an increased caseload in the event of a recession.

Finally, as a means of restoring California's competitiveness, the State granted a 5% corporate income tax reduction, beginning in January 1997. In the next two years, the legislation analyst's office projects that revenues will be reduced by $375 million.

Although California's financial reserve is weak, its net tax-supported debt level at 2.8% is only moderately higher than the national median at 2.1%. Further, the State reduced its use of short-term debt financing to the lowest level in years. In the 1996-1997 budget, debt financing only included the issuance of $3 billion revenue anticipation notes, which was a significant improvement from the $7 billion outstanding short-term debt in prior years.

The improvement in California's economy led S&P to upgrade the State's general obligation credit one notch to A+ in September 1996, and Fitch had raised its rating to A+ in February 1996. Moody's has maintained its A1 rating. The State needs to show progress in correcting its structural budget imbalances before a double-A rating is likely.

One of the issues concerning the financial strength of local governments in California is that the State has shifted some expenditure responsibilities to local governments in order to balance its budget, which could impact these other entities negatively. Counties, in particular, are vulnerable because they are responsible for large health, welfare and correctional programs and must fund a large portion of these programs themselves.

Los Angeles County, the nation's largest county, is a prime example of this financial difficulty. The County has struggled with severe budget deficits for four years due to the 1990 recession, revenue diversions by the State and the lack of adequate funding for health care. These factors were compounded by the County's inability to make substantial changes in their expenditures and its reliance on debt financings. The County's budget has stabilized over the past year, but much remains to be done. In Los Angeles, the economic recovery has a positive effect on expenditures because there are fewer welfare caseloads, but the primary source of tax receipts, property taxes, has lagged because of continued weakness in the real estate market.

A number of voter initiatives to limit taxes may reduce the financial flexibility of both state and local governments. Certain of the securities in which the Funds invest may be obligations of issuers that rely as a source of revenue, in whole or in part, directly or indirectly, on real property taxes, which are limited by an amendment to the State Constitution known as "Proposition 13." Briefly, Article XIIIA of the California Constitution limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the assessed valuation of property to increases of up to two percent per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

The application of Proposition 62 further limits the ability of California cities to enact taxes. Proposition 62 seeks to enforce a two-thirds voter approval for special taxes to include all forms of local government and to create a new simple-majority requirement for voter approval of general taxes. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

Yet another shadow was cast on municipal debt in California with the passage of Proposition 218 in the November 1996 election. This new measure makes it more difficult for local governments to raise revenues by 1) restricting local governments' ability to charge property-related fees, 2) limiting special assessments, which are placed on property tax bills, 3) requiring a majority vote approval for general tax increases and a two-thirds approval for special tax increases and 4) mandating that all new or increased local taxes implemented since January 1995 must be approved by a majority vote. Not only does Proposition 218 have the potential to reduce revenues to local governments, but will also increase their costs to comply with the measure. Local government general funds may be impaired over time. One important fact for bondholders is that all taxes, assessments, rates and fees levied before the November 6 effective date are exempted from the provisions of the proposition due to the U.S. Constitution's protection of contracts.

Certain securities in which the Funds invest may be obligations of issuers which rely in whole or in part on state revenues for payment of such obligations. Such state revenues are affected by economic activity within the State as well as by an appropriation limit in the state constitution on the spending authority of state and local government entities.

The application and interpretation of a number of the foregoing provisions of the state constitution and laws are currently and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation of the ultimate scope and impact of such provisions, their implementing legislation and regulations. However, the outcome of such litigation, legislation and regulations could substantially impact local property tax collection and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.

OPTIONS AND FUTURES CONTRACTS

The Funds may purchase and sell ("write") both put options and call options on securities, securities indices and (in the case of the Total Return and Global Funds) foreign currencies, enter into interest rate and index futures contracts and (in the case of the Total Return and Global Funds), foreign currencies futures contracts, and purchase and sell options on such futures contracts ("futures options"). If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided the Board of Trustees determines that their use is consistent with the Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by that Fund.

OPTIONS ON SECURITIES OR INDICES

A Fund may purchase and write options on securities and indices. An index is a statistical measure designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators such as the Merrill Lynch 1 to 3 year Global Government Bond Index, the JP Morgan Global Government Bond Index, and the Lehman Brothers Government/Corporate Index.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American Style" options) or at the expiration of the option (in the case of "European Style" options). The writer of a call or put option on a security is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security, as the case may be. The writer of an option on an index is obligated upon exercise of the option to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account with the Group's Custodian) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if the Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written, and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian. A put option on a security or an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written, and the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., of the type, traded on the same exchange, with respect to the same underlying security or index, and with the same exercise price and expiration date). A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

FOREIGN CURRENCY OPTIONS

Each of the Total Return and Global Funds may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

COMBINATIONS OF OPTIONS

As indicated in the Prospectus, the Funds may employ certain combinations of put and call options. A "straddle" involves the purchase of a put and call option on the same security with the same exercise prices and expiration dates. A "strangle" involves the purchase of a put option and a call option on the same security with the same expiration dates but different exercise prices. A "collar" involves the purchase of a put option and the sale of a call option on the same security with the same expiration dates but different exercise prices. A "spread" involves the sale of a put option and the purchase of a call option on the same security with the same or different expiration dates and different exercise prices.

RISKS ASSOCIATED WITH OPTIONS

Several risks are associated with transactions in options on securities, indices and currencies. For example, significant differences between the securities and options markets could result in an imperfect correlation between those markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation to handle current trading volume; or (vi) a decision by an exchange to discontinue the trading of options or a particular class or series of options (in which event the secondary market on that exchange or in that class or series of options could cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms). If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security, currency or index written by a Fund is covered by an option on the same security, currency or index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds may use interest rate, foreign currency or index futures contracts, as specified in the Prospectus. An interest rate or foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc and certain multi-national currencies such as the European Currency Unit ("ECU"). Other futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The Funds may also purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as required by regulatory authorities the Funds will use futures contracts and futures options for hedging purposes and not for speculation and will comply with applicable regulations of the Commodity Futures Trading Corporation which limit trading of futures contracts (See "Limitations on the Use of Futures and Options"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost by using futures contracts and futures options.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or futures commission merchant, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Funds will mark to market their open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gains; if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS

A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission

("CFTC") for exemption from the definition of a "commodity pool," each Fund is limited in its futures trading activities to: (1) positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and (2) other positions for the establishment of which the aggregate initial margin and premiums (less the amount by which such options are "in-the-money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contracts it has entered into).

The requirements for qualification as a regulated investment company also may limit the extent to which the Funds may enter into futures, futures options or forward contracts. See "Taxation."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, in which event the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

DEALER OPTIONS

The Funds may engage in transactions involving dealer options on securities, currencies or indices as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that many purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Fund may treat the cover used for these written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat certain dealer options as subject to the Funds' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options on securities, currencies or indices, the Funds will change their treatment of such instruments accordingly.

INTEREST RATE AND CURRENCY SWAPS

INTEREST RATE SWAPS

As indicated in the Prospectus, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

CROSS-CURRENCY SWAPS

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

SWAP OPTIONS

Each of the Total Return and Global Funds may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to pay fixed pursuant to a swap option is said to own a put. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

CAPS AND FLOORS

Each of the Total Return and Global Funds may also invest in interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

RISKS ASSOCIATED WITH SWAPS

The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the

Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

FOREIGN CURRENCY TRANSACTIONS

Precise matching of the amount of forward currency contracts and the value of the Total Return and Global Funds' securities denominated in such currencies will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion of its assets to the consummation of these contracts. No Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an off-setting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, each Fund may lend securities with a value of up to 33% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by "marking to market" daily. A Fund will have the right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Adviser to be of good standing in accordance with standards approved by the Board of Trustees and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

BORROWING

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Funds also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

RISKS OF FOREIGN INVESTING

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

POLITICAL AND ECONOMIC FACTORS

Individual foreign economies of certain countries may differ favorably or unfavorably from the United

States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY FLUCTUATIONS

To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

MARKET CHARACTERISTICS

The Group expects that most foreign securities in which the Funds invest will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds' portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of the Funds' portfolio positions may also be adversely impacted by delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

LEGAL AND REGULATORY MATTERS

Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

TAXES

The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund. The Funds intend to sell such bonds prior to the interest payment date in order to avoid withholding.

COSTS

The expense ratios of Funds investing in foreign securities (before reimbursement by the Adviser pursuant to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee") are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

EMERGING MARKETS INVESTMENTS

Investments by the Funds in securities issued by the governments of emerging or developing countries, and of countries within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at a substantially higher priced than the current market, or to sell securities at much lower prices than the current market.

AVERAGE MATURITY AND DURATION CALCULATIONS

AVERAGE MATURITY

The portfolio average maturity of each Fund will be computed by weighting the maturity of each security in the Fund's portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average maturity, the put date, reset date or average maturity will be used instead of the final maturity date for the average maturity calculation. Average maturity is normally used when trading mortgage backed securities and asset backed securities.

DURATION

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security's cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes each cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the time to maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the time to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

If the duration of the security is divided by the sum of one plus its yield, the resultant number is called the modified duration of the security. Modified duration is important to portfolio managers as it is used to determine the sensitivity of the security to changes in interest rates. For small changes in yield, the price of a security, as a percentage of its initial price, will move inversely to the yield change by an amount equal to the modified duration times the yield change. The market price of a security with a modified duration of ten years will change twice as much as a security with a with a five year duration.

Modified duration is a much better indicator of price volatility than time to maturity. For example, the times to maturity for a 30 year bond and a 30 year zero coupon security are both 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the zero coupon bond will experience a percentage price change roughly three times greater than the 30 year bond.


                       FUNDAMENTAL AND OPERATING POLICIES

The Funds have adopted the investment restrictions described below. Fundamental policies of a Fund may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by the Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy, a Fund may not:

(1) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

(2) COMMODITIES. Purchase or sell commodities or commodity contracts, except that (i) a Fund other than the Treasury Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) a Fund other than the Treasury, Short Duration and Tax Exempt Bond Fund may enter into forward foreign currency exchange contracts (the Funds do not consider such contracts to be commodities), and (iii) a Fund other than the Treasury Fund may invest in instruments which have the characteristics of both futures contracts and securities.

(3) LOANS. Make loans, except that (I) a Fund may purchase money market securities and enter into repurchase agreements, (ii) a Fund may acquire bonds, debentures, notes and other debt securities, and (iii) a Fund other than the Treasury Fund may lend portfolio securities in an amount not to exceed 30% of its total assets (with the value of all loan collateral being "marked to market" daily at no less than 100% of the loan amount).

(4) MARGIN. Purchase securities on margin, except that (I) a Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) a Fund other than the Treasury Fund may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. Mortgage, pledge, hypothecate or in any manner transfer any security owned by a Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund's total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of a Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. Purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES.  Effect short sales of securities.

(10) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) GLOBAL DIVERSIFICATION. Under normal market conditions, each of the Global Fixed Income, Global Short Bond and International Bond Funds may not invest less than 65% of the Fund's assets in debt securities of issuers located in at least three countries (one of which may be the United States for the Global Funds). Under normal market conditions, no less than 65% of the International Equity Fund's assets will be invested in equity securities of companies which are headquartered in at least three foreign countries.

OPERATING POLICIES

As a matter of operating policy, a Fund may not:

(1) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 15% of the value of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid.

(3)  INVESTMENT   COMPANIES.   Purchase  securities  of  open-end  or  closed-
end investment companies except in compliance with the 1940 Act.

(4) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

(5) OPTIONS. Invest in puts, calls, or any combination thereof, except that a Fund may invest in or commit its assets to purchasing and selling call and put options to the extent permitted by the Prospectus and Statement of Additional Information.


 (6) The Treasury Fund will not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).

                             PORTFOLIO TRANSACTIONS

The Funds pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Adviser and Sub-Adviser each place all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds it manages and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Adviser and Sub-Adviser seek the best execution available. In seeking the most favorable execution, the Adviser and Sub-Adviser consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Some securities considered for investment by a Fund's portfolio may also be appropriate for other clients served by the Adviser or Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Adviser or Sub-Adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

The Adviser and Sub-Adviser each manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Funds generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

The only Funds which paid brokerage commissions during the last three fiscal years are noted below:

                                                     Fiscal Year Ended October 31
                                              ========================================
                                            1994                1995                1996
                                            ----                ----                ----
Investment Quality Bond Fund              $       0          $       0            $  5,980
Short Duration Tax Exempt Fund                    0                  0                 760
Tax Exempt Bond Fund                              0              2,300               5,760
Market Return Fund                                0                  0              13,894
Global Fixed Income Fund                      2,973                 40                 300

The Board of Trustees will periodically review the Adviser's and Sub-Adviser's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.


                        VALUATION OF PORTFOLIO SECURITIES

Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or last bid price is normally used.

Fixed income securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Such techniques take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Foreign securities are valued at the closing bid price in the principal market where they are traded, or, if closing prices are unavailable, at the last traded bid price available prior to the time a fund's net asset value is determined. Foreign security prices that cannot be obtained by the quotation services are priced individually by the pricing service using dealer-supplied quotations. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Generally, trading in corporate bonds, U.S. government securities, foreign securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of any such securities held by a Fund are determined as of such times for the purpose of computing the Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. If an extraordinary event that is expected to affect the value of a portfolio security materially occurs after the close of an exchange on which that security is traded, then the security will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


                                FUND PERFORMANCE

The Funds may quote their performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Performance information for a Fund may be compared to various unmanaged indices (such as the Lehman Brothers Municipal Bond Index) or indices prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies or investment advisers. Comparisons may also be made to indices or data in publications such as The Bond Buyer, Forbes, Barron's, The Wall Street Journal, The New York Times, and Business Week. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance a Fund to other funds in appropriate categories over specific periods of time may also be quoted in advertising. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses. Payden & Rygel may also report to shareholders or to the public in advertisements concerning the performance of Payden & Rygel as adviser to clients other than the Funds, and on the comparative performance or standing of Payden & Rygel in relation to other money managers. Such comparative information may be compiled or provided by independent rating services or other organizations.

Information regarding a Fund may also be included in newsletters or other general communications by Payden & Rygel to advisory clients and potential clients. These publications principally contain information regarding market and economic trends and other general matters of interest to investors, such as: principles of investing which, among other things includes asset allocation, model portfolios, diversification, risk tolerance and goal setting, saving for college or other goals or charitable giving; long-term economic or market trends; historical studies of gold, other commodities, equities, fixed income securities and statistical market indices; new investment theories or techniques; economic and/or political trends in foreign countries and their impact on the United States; municipal bond market fundamentals and trends; corporate financing trends and other factors that may impact corporate debt; and housing trends and other economic factors that may impact mortgage rates and lending activity. In addition, Payden & Rygel may quote financial or business publications and periodicals as they relate to fund management, investment philosophy and investment techniques. Materials may also include discussions regarding Payden & Rygel's asset allocation services and other Payden & Rygel funds, products and services.

Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills and the U.S. rate of inflation (based on the Consumer Price Index) and a combination of various capital markets. The Group may use the long-term performance of these capital markets in order to demonstrate general long-term risk-versus-reward investment scenarios or the value of a hypothetical investment in any of these capital markets. The performance of these capital markets is based on the returns of several different indices. Ibbotson calculates total returns in the same method as the Group. Performance comparisons could also include the value of a hypothetical investment in any of the capital markets.

If appropriate, the Group may compare the performance of a Fund or the performance of securities in which a Fund may invest to averages published by IBC USA (Publications, Inc.). These averages assume reinvestment of distributions. The IBC/Donoghue's Money Fund Averages(TM)/All Taxable, which is reported in the Donoghue's Money Fund Report(R), covers over 772 taxable money market funds. The Fund may quote its fund number, Quotron(TM) number and CUSIP number or quote its current portfolio manager or any member of Payden & Rygel's market strategy group.

YIELD CALCULATIONS

Yields for each class of shares of a Fund used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class' net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate or income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to a class of shares of the Fund reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the class' net asset value per share over the period. Average annual total returns for each class are calculated by determining the growth or decline in value of a hypothetical historical investment in that class of shares of a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.


For Class A Shares, the one-year and since inception total return for each of the Funds through October 31, 1996 (except as otherwise noted) were as follows:

                                                          Annualized
                                                         Return Since
                                           1 Year          Inception         Inception Date
                                           ------          ---------         --------------
Limited Maturity Fund                       5.42%             5.47%            May 1, 1994
Short Bond Fund                             4.88%             5.10%          January 1, 1994
U.S. Treasury Fund                          5.22%             9.15%          January 1, 1995
Intermediate Bond Fund                      4.07%             4.37%          January 1, 1994
Investment Quality Bond Fund                4.89%             5.17%          January 1, 1994
Total Return Fund                                             0.31%*+       December 9, 1996
Short Duration Tax Exempt Fund              3.29%             4.04%         September 1, 1994
Tax Exempt Bond Fund                        3.53%             2.74%         December 21, 1993
Growth & Income Fund                                         13.31%*+       November 1, 1996
Market Return Fund                                           14.06%*        December 1, 1995
Global Short Bond Fund                                        3.45%*+      September 18, 1996
Global Fixed Income Fund                    7.43%             7.63%         September 1, 1992
International Bond Fund                     4.48%             4.36%           April 1, 1995
Global Balanced Fund                                          0.31%*+       December 9, 1996
International Equity Fund                                     2.28%*+       December 9, 1996
* Unannualized
+ As of February 28, 1997


In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for each class of shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.


                                    TAXATION

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

The Short Duration and Tax Exempt Bond Funds intend to qualify to pay "exempt-interest" dividends to its shareholders, who may exclude those dividends from their gross income for federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

With the exception of the Short Duration and Tax Exempt Bond Funds, dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

A Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. The Funds may qualify for an make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Funds may claim a credit by reason of the Funds' election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Funds. Although the Group intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

The Trustees and officers of the Group are as set forth below. Unless otherwise indicated, the address of all persons below is 333 South Grand Avenue, Los Angeles, California 90071.

BOARD OF TRUSTEES:

                                      Position with             Principal Occupations
  Name                                 the Group                 During Past Five Years
  ----                                 ---------                 ----------------------

*Joan A. Payden(1)                     Chairman of the Board,    President, Payden & Rygel
                                       President, Trustee

*Lynda L. Faber                        Trustee                   Senior Vice President, Payden & Rygel

*John Paul Isaacson                    Trustee                   Executive Vice President, Payden & Rygel

*Christopher N. Orndorff               Trustee                   Vice President, Payden & Rygel

 J. Clayburn La Force                  Trustee                   Dean Emeritus, The John E. Anderson
 P.O. Box 1009                                                   Graduate School of Management at
 Pauma Valley, CA  92061                                         University of California, Los Angeles;
                                                                 Director, The Timken Company (since
                                                                 February, 1994); Trustee for PIC
                                                                 Institutional Growth Portfolio, PIC
                                                                 Institutional Balanced Portfolio and PIC
                                                                 Small Capital Portfolio (since June,
                                                                 1992)

 Thomas McKernan, Jr. (1)              Trustee                   President and Chief Executive Officer,
 2601 South Figueroa Street                                      Automobile Club of Southern California
 Los Angeles, CA  90007

 Dennis C. Poulsen                     Trustee                   President and Chief Executive Officer,
 3900 South Workman Mill Road                                    Rose Hills Company
 Whittier, CA  90601

 Stender E. Sweeney                    Trustee                   Private Investor since 1994; previously
 Times Mirror Square                                             Vice President, Finance, Times Mirror
 Fifth Floor                                                     Company
 Los Angeles, CA  90053

 W.D. Hilton, Jr.                      Trustee                   Managing Trustee, NGC Settlement Trust;
 310 East Interstate 30, Suite 285                               previously Chief Financial Officer,
 Garland, TX  75043                                              Texas Association of School Boards and
                                                                 Board Member, First Greenville National
                                                                 Bank


  *  An "interested person" of the Group, as defined in the 1940 Act.

(1) Ms. Payden is a Director of the Automobile Club of Southern California, of which Mr. McKernan is President and Chief Executive Officer.

Trustees other than those affiliated with the Adviser or Sub-Adviser receive an annual retainer of $20,000, plus $1,500 for each Board of Trustees meeting and/or audit committee meeting attended and reimbursement of related expenses. The following table sets forth the aggregate compensation paid by the Group for the fiscal year ended October 31, 1996, to the Trustees who are not affiliated with the Adviser and the aggregate compensation paid to such Trustees for services on the Trust's Board; there are no other funds in the "trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                Pension or
                                                Retirement      Estimated          Total
                                                 Benefits         Annual        Compensation
                                Aggregate       Accrued as       Benefits      from Group and
                               Compensation    Part of Group       Upon        Group Complex
Name                           from Group        Expenses       Retirement    Paid to Trustee
----                           ----------        --------       ----------    ---------------
Dennis Poulsen                  $18,500            None            N/A            $18,500
James Clayburn La Force         $18,500            None            N/A            $18,500
Stender Sweeney                 $18,500            None            N/A            $18,500
W.D. Hilton                     $18,500            None            N/A            $18,500
Thomas V. McKernan, Jr.         $18,500            None            N/A            $18,500

OFFICERS:


                                           Position with                Principal Occupations
Name                                       the Group                    During Past Five Years
----                                       -------------                ----------------------
Shirley T. Hosoi                           Vice President, Chief        Chief Operating Officer,
                                           Operating Officer            Payden & Rygel (since 1996);
                                                                        previously, First Interstate
                                                                        Bancorp:  Director of
                                                                        Corporate Communications,
                                                                        Executive Assistant to the
                                                                        Chairman and President and
                                                                        CEO, First Interstate
                                                                        Franchise Services

Thomas Barrett                             Vice President, Treasurer    Controller, Payden & Rygel
                                                                        (since 1995); previously,
                                                                        Manager, Finance and
                                                                        Administration, Marine Spill
                                                                        Response Corp.

David L. Wagner                            Vice President               Portfolio Manager, Payden &
                                                                        Rygel

Gregory P. Brown                           Vice President,              Institutional Marketing,
                                                                        Payden & Rygel (since 1996);
                                                                        previously, Vice President,
                                                                        Corporate Banking at Wells
                                                                        Fargo Bank

Carole Trist                               Secretary                    Mutual Fund Administration,
                                                                        Payden & Rygel (since 1997);
                                                                        previously, Manager, Mutual
                                                                        Fund Operations, Payden &
                                                                        Rygel

Yot Chattrabhuti                           Vice President               Manager, Mutual Fund
                                                                        Operations, Payden & Rygel
                                                                        (since 1997); previously, Bank
                                                                        of America:  Vice President
                                                                        and Manager, Securities
                                                                        Processing, Assistant Vice
                                                                        President and Manager of
                                                                        various finance related
                                                                        functions, and Senior Trust
                                                                        Officer, Employee Benefit
                                                                        Trust Accounts


ADVISER


Payden & Rygel was founded in 1983 as an independent investment counseling organization specializing in the management of short term fixed income securities. The firm is owned by Joan Payden and several other employees. As of March 31, 1997, its staff consisted of 83 employees, 25 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had over 200 clients, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of over $22 billion, with about $5 billion invested globally.


The Adviser's focus is the management of fixed income securities in both the domestic and global markets. These include securities that have absolute or average maturities out to five years with a bias toward very high quality and liquidity. Portfolios are actively managed according to client approved guidelines and benchmarks. Payden & Rygel also utilizes futures and options strategies, primarily as defensive measures to control interest rate and currency volatility.

The Adviser provides investment management services to the Funds pursuant to an Investment Management Agreement with the Group dated as of June 24, 1992 as amended on June 14, 1994 with respect to Class B shares of the Group. The Agreement provides that the Adviser will pay all expenses incurred in connection with managing the ordinary course of a Fund's business, except the following expenses, which are paid by each Fund: (i) the fees and expenses incurred by a Fund in connection with the management of the investment and reinvestment of the Fund's assets;
(ii) the fees and expenses of Trustees who are not affiliated persons of the Adviser; (iii) the fees and expenses of the Trust's Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Group; (v) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Group may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Fund and of its shares with the SEC, registering the Group as a broker or dealer and qualifying the shares of a Fund under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (xii) any expenses assumed by the Group pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Adviser has agreed that if in any fiscal year the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of such Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. The Administrator will bear a portion of this reimbursement obligation. Unless otherwise required by law such reimbursement would be accrued and paid on the same basis that the advisory fees are accrued and paid by the Fund. To the Trust's knowledge, no such state expense limitation is currently in effect.

Fees earned by the Adviser during the last three fiscal years ended October 31, are shown below.

                                                        Fiscal Year Ending October 31
                                                ===========================================
                                              1994               1995               1996
                                              ----               ----               ----
Limited Maturity Fund                   $      7,360        $     44,030         $  104,879
Short Bond Fund                                4,974              27,936            150,282
U.S. Treasury Fund                                 *              13,233             49,630
Intermediate Bond Fund                        14,006              71,012            111,179
Investment Quality Bond Fund                   5,115              23,790             83,067
Short Duration Tax Exempt  Fund                6,145              51,350             89,100
Tax Exempt Bond Fund                          60,945              99,303            159,206
Market Return Fund                                 *                   *              8,031
Global Short Bond Fund                             *                   *              7,843
Global Fixed Income Fund                   1,216,816           1,533,836          1,982,809
International Bond Fund                            *              25,948             65,046
* Fund had not commenced operations

The Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

Unless earlier terminated as described below, the Agreement will continue in effect with respect to each Fund until June 14, 1995 and thereafter for successive annual periods, subject to annual approval by the Board of Trustees (or by a majority of the outstanding voting shares of each Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Agreement by vote cast in person at a meeting called for such purpose. The Agreement terminates upon assignment and may be terminated with respect to a Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

SUB-ADVISER

The Sub-Adviser provides investment management services to certain of the Fund pursuant to the Subadvisory Agreement with the Adviser dated as of December 5, 1996. The Agreement provides that the Sub-Adviser will pay all expenses of its personnel and facilities required to carry out its duties. Fees payable to the Sub-Adviser for its services are the obligation of the Adviser, and not the Group, and are not reduced in the event of any voluntary or regulatory limitation on the adviser's fees.

The Subadvisory Agreement contains provisions regarding liability of the Sub-Adviser similar to those of the Investment Management Agreement between the Group and the Adviser described above. Unless earlier terminated as described below, the Subadvisory Agreement will continue in effect for an initial period of two years with respect to each Fund, and thereafter for successive annual periods, subject to annual approval by the Board of Trustees in the same manner as the Investment Management Agreement. The Subadvisory Agreement terminates upon assignment or upon termination of the Investment Management Agreement with respect to a Fund, and may be terminated with respect to a Fund without penalty on 60 days' written notice by the Adviser or the Board of Trustees or shareholders of the Fund, or upon 90 days' written notice by the Sub-Adviser.

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Treasury Plus, Incorporated, a wholly owned subsidiary of the Adviser serves as Administrator to the Fund. Under its Administration Agreement with the Group, the Administrator has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board of Trustees regarding Fund operations, and overview the work of the fund accountant and transfer agent.

Investors Fiduciary Trust Company ("IFTC") provides fund accounting and transfer agency services to the Group. IFTC calculates daily expense accruals and net asset value per share of the Funds, issues and redeems Fund shares, maintains shareholder accounts and prepares annual investor tax statements.

The liability provisions of the Group's agreements with Treasury Plus and IFTC are similar to those of the Investment Management Agreement discussed above. In addition, the Group has agreed to indemnify IFTC against certain liabilities. The respective agreements may be terminated by either party on 90 days notice.

The Administrator has agreed that, if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement with the

Group, to (ii) the aggregate fees respecting the Fund otherwise payable to the Administrator pursuant to its agreement and to the Adviser pursuant to its Investment Management Agreement with the Group.

During the last three fiscal years, the Administrator was paid the amounts listed below.

                                                      Fiscal Year Ending October 31
                                        ====================================================
                                             1994                1995               1996
                                             ----                ----               ----
Limited Maturity Fund                   $      2,250        $     12,864         $    22,883
Short Bond Fund                                1,572               7,884              32,665
U.S. Treasury Fund                                 *               4,476              10,950
Intermediate Bond Fund                         4,317              20,487              24,631
Investment Quality Bond Fund                   1,600               6,731              18,435
Short Duration Tax Exempt Fund                 1,610              14,771              17,181
Tax Exempt Bond Fund                          16,708              25,275              30,854
Market Return Fund                                 *                   *               1,721
Global Short Bond Fund                             *                   *               1,569
Global Fixed Income Fund                     353,701             386,974             397,116
International Bond Fund                            *               5,469              11,676
* Fund had not commenced operations

DISTRIBUTOR

Payden & Rygel Distributors, 333 South Grand Avenue, Los Angeles, California 90071, acts as Distributor to the Group pursuant to a Distribution Agreement with the Group dated as of June 24, 1992, as amended. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Agreement, the Group has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

No compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and Statements of Additional Information (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds' shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

SHAREHOLDER SERVICE PLAN

Pursuant to the Shareholder Service Plan, each Fund will pay the Distributor for expenses incurred in connection with non-distribution shareholder services provided by the Distributor to securities broker-dealers and other securities professionals ("Service Organizations") with respect to Class B shares of a Fund, and to the beneficial owners of such shares, and for fees paid by the Distributor to such Service Organizations for the provision of support services to their clients who are beneficial owners of Class B shares ("Clients").

Support services provided pursuant to the Shareholder Service Plan include (a) establishing and maintaining accounts and records relating to Clients who invest in Class B shares; (b) aggregating and processing purchase, exchange and redemption requests for Class B shares from Clients and placing net purchase and redemption orders with respect to such shares; (c) investing, or causing to be invested, the assets of Clients' accounts in Class B shares pursuant to specific or pre-authorized instructions; (d) processing dividend and distribution payments from the Group on behalf of Clients; (e) providing information periodically to Clients showing their positions in Class B shares; (f) arranging for bank wires; (g) responding to Client inquiries relating to the services performed by Service Organizations; (h) providing sub-accounting services with respect to Class B shares beneficially owned by Clients or the information to the Group necessary for sub-accounting services; (i) preparing any necessary tax reports or forms on behalf of Clients; (j) if required by law, forwarding shareholder communications from a Fund to Clients; and (k) assisting Clients in changing dividend options, account designations and addresses.

The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Group, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be amended at any time by the Board of Trustees, provided that any material amendments of the terms of the Plan will become effective only upon the approval by a majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan.

No Plan fees were paid for any Fund during the fiscal year ended October 31, 1996.


                            PURCHASES AND REDEMPTIONS

Certain managed account clients of the Adviser may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemption, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The Declaration of Trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the Board of Trustees


                                OTHER INFORMATION

CAPITALIZATION

Each Fund is a series of Payden & Rygel Investment Group, an open-end management investment company organized as a Massachusetts business trust in January 1992 (initially called P&R Investment Trust). The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees has currently authorized fifteen series of shares: Global Fixed Income Fund, Global Short Bond Fund, International Bond Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund, Limited Maturity Fund, Short Bond Fund, Intermediate Bond Fund, Investment Quality Bond Fund, U.S. Treasury Fund, Market Return Fund, Total Return Fund, Global Balanced Fund and International Equity Fund. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive their pro rata share of the assets of the Fund.

Expenses incurred by the Group in connection with its organization and the initial public offering are being reimbursed to the Adviser, subject to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee", and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the Group will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

PRINCIPAL SHAREHOLDERS


As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Limited Maturity Fund: Tessera, Inc., San Jose, CA 95134, 29.6%; Directors Guild of America, Los Angeles, CA 90071, 13.3%; Northwest Building Corporation, Seattle, WA 98104, 5.6%; Infirmary Health Systems Inc., Mobile, AL 36633, 7.9%; Casa de Las Campanas, San Diego, CA 92127, 5.6%; Archstone Foundation, Long Beach, CA 90802, 5%.



As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Short Bond Fund: University & Community College System of Nevada, Reno, Nevada 89512, 24.1%; Michigan Conference of Teamsters Welfare Fund, Detroit, MI 48216, 18.4%; Dan Murphy Foundation, Los Angeles, CA 90016, 7.1%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the U.S. Treasury Fund: Dan Murphy Foundation, Los Angeles CA 90016, 15.6%; Leonard C. Horvitz, Moreland Hills, OH 44122, 16.1%; Best Products Co. Inc. Pension, Richmond, VA 23260, 15.6%; Carol Ann Leif, Beverly Hills, CA 90210, 9.3%; Rose Hills Memorial Park, Calabasas, CA 91302, 6.5%; Casey Myers Trust, Beverly Hills, CA 90210, 5.2%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Intermediate Bond Fund: Lon V. Smith Foundation, Beverly Hills, CA 90210, 21.2%; Children's Memorial Hospital Pension, Chicago, IL 60675, 18.6%; North Hills Passavant, Philadelphia, PA 19182, 14.0%; Passavant Hospital Pension, Philadelphia, PA 19182, 10.8%; SSMHCS Liability Trust, St. Louis, MO 63166, 9.0%; Augustana College, Rock Island, IL 61201, 7.8%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Investment Quality Bond Fund: Amateur Athletic Foundation, Los Angeles, CA 90018, 24.2%; World Cup USA 1994, Inc., Los Angeles, CA 90067, 11.2%; FMTC Premier Trust, N. Quincy, MA 02171, 12.6%; Dan Murphy Foundation, Los Angeles, CA 90016, 8.4%; Southern California Presbyterian Homes Operating Fund, Glendale, CA 91202, 10.3%; House Ear Institute Endowment, Los Angeles, CA 90057, 5.2%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Short Duration Tax Exempt Fund: Ronald Bension, La Canada, CA 91011, 13.8%; Carol Ann Leif, Beverly Hills, CA 90210, 17.6%; Kleiner Family Trust, Menlo Park, CA 94025, 6.0%; Diane Von Furstenberg, New Milford, CT 06766, 7.4%; Wertheimer Family Trust, Santa Monica, CA 90402, 6.6%; Beverly Haas, Los Angeles, CA 90027, 5.3%; Casey Myers Trust, Beverly Hills, CA 90210, 10.6%; Nordskog Family Trust, Tarzana, CA 91356, 6.1%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Tax Exempt Bond Fund: Kleiner Family Trust, Menlo Park, CA 94025, 19.4%; Wertheimer Family Trust, Santa Monica, CA 90402, 14.3%; Clack & Co., Spokane, WA 99202, 10.0%; Charles S. Paul Living Trust, Los Angeles, CA 90077, 8.4%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Market Return Fund: Wasserman Foundation, Beverly Hills, CA 90210, 24.1%; Dan Murphy Foundation, Los Angeles, CA 90016, 18.7%; Payden and Rygel II, Los Angeles, CA 90071, 15.9%; Beverly Haas, Los Angeles, CA 90027, 11.0%; Roth Family Foundation, Beverly Hills, CA 90210, 5.7%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Global Short Bond Fund: Kaiser Permanente Retirement Plan, Los Angeles, CA 90071, 16.4%; Bert Bell NFL Retirement Plan, Brooklyn, NY 11231, 10.2%; Hoag Memorial Hospital Board, Los Angeles, CA 90051, 10.6%; Grey Advertising, Inc., New York, NY 10017, 5.2%; Joint Industry Board of the Electrical Industry, Flushing, NY 11365, 16.3%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Global Fixed Income Fund: UniHealth, Pittsburgh, PA 15230, 8.8%; City of St. Louis, St. Louis MO, 63103, 5.9%; Sheinberg Family Trust, Beverly Hills, CA 90210, 5.65%; Federated Dept. St. Inc., Brooklyn, NY 12131, 5.3%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the International Bond Fund: Alger Foundation, New York, NY 10286, 67.2%; Liz Claiborne Profit Sharing, North Bergen, NJ 07047, 14.7%; Liz Claiborne Foundation, North Bergen, NJ 07047, 5.2%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the International Equity Fund: Scottish Widows Investment Management, Scotland, 25.9%; Dan Murphy Foundation, Los Angeles, CA 90016, 12.95%; Teague Family Trust #2, Palos Verdes, CA 90274, 10.4%; Teague Family Trust #1, Palos Verdes, CA 90274, 9.0%; Carol Ann Leif, Beverly Hills, CA 90210, 7.2%; Lynne K. Wasserman, Beverly Hills, CA 90210, 6.5%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Growth and Income Fund: Lon V. Smith Foundation, Beverly Hills, CA 90210, 7.7%; Payden and Rygel II, Los Angeles, CA 90071, 6.4%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Total Return Fund: Fluor Master Retirement Trust, Nashville, TN 37211, 32.6%; Payden and Rygel II, Los Angeles, CA 90071, 16.2%; Rose Hills Memorial Park, Calabasas, CA 91302, 16.0%;

Mark and Pat Benjamin, Palos Verdes Estates, CA 90274, 7.2%; Kleiner Family Trust, Menlo Park, CA 94025, 20.2%.

As of April 10, 1997, the following persons held of record more than 5% of the outstanding shares of the Global Balanced Fund: Lon V. Smith Foundation, Beverly Hills, CA 90210, 31.7%; Scottish Widows Investment Management, Edenburgh, Scotland, 19.3%; Payden & Rygel, Los Angeles, CA 9071, 12.3%; Dan Murphy Foundation, Los Angeles, CA 90016, 9.6%; Carol Ann Leif, Beverly Hills, CA 90210, 8.7%.

The Fund has no information regarding the beneficial ownership of such shares. As of such date, the officers and directors of the Group as a group owned less than 1% of the outstanding shares of the Funds (except for the Growth & Income Fund, 8%; Market Return Fund, 16%; Global Balanced Fund, 12.3%; and Total Return Fund, 16%).


DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust disclaims liability of the shareholders of a Fund for acts or obligations of the Group, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and thus should be considered remote.

The Declaration of Trust provides further that no officer or Trustee of the Group will be personally liable for any obligations of the Group, nor will any officer or Trustee be personally liable to the Group or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the Group is entitled to be indemnified against all liabilities and expenses, including reasonable accountants' and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee or officer.

CLASS B SHARES

The Board of Trustees of the Group has adopted a Multiple Class Plan in accordance with Rule 18f-3 under the 1940 Act in order to establish two series of shares. The Plan provides that Class A and Class B shares will be identical in all respects except as follows: (a) the designation of each class of shares of a Fund; (b) the exclusive right of Class B shares to vote on matters related to the Shareholder Service Plan; (c) the impact of the disproportionate payments made under the Plan; (d) the incremental transfer agency costs attributable to a class of shares ; (e) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class; (f) Securities and Exchange Commission registration fees incurred by a class of shares; (g) the expense of administrative personnel and services required to support the shareholders of a specific class; (h) trustees' fees or expenses incurred as a result of issues relating to one class of shares; (i) accounting expenses relating solely to one class of shares; (j) state blue sky registration fees incurred by one class of shares; (k) litigation or other legal expenses relating solely to one class of shares; and (l) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares.

VOTING

Shareholders of the Funds and any other series of the Group will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Group voting without regard to series or class.

CUSTODIAN

The Boston Safe Deposit and Trust Company serves as Custodian for the assets of the Funds. The Custodian's address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the Group, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund's portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Funds. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT AUDITORS

Deloitte & Touche LLP serves as the independent auditors for the Funds. Deloitte & Touche provides audit and tax return preparation services to the Group. The independent auditors' address is 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402-1788.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP pass upon certain legal matters in connection with the shares offered by the Group, and also act as Counsel to the Group. Counsel's address is 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP also acts as counsel to the Adviser and the Distributor.

LICENSE AGREEMENT

The Adviser has entered into a non-exclusive License Agreement with the Group which permits the Group to use the name "Payden & Rygel". The Adviser has the right to require the Group to cease using the name at such time as the Adviser is no longer employed as investment manager to the Group.

FINANCIAL STATEMENTS

The Funds' 1996 Annual Report to Shareholders accompanies this Statement of Additional Information. The financial statements in such Annual Report are incorporated in this Statement of Additional Information by reference. The financial statements in such Annual Report have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the Funds' 1996 Annual Report to Shareholders may be obtained at no charge by writing or telephoning the Group at the address or number on the front page of this Statement of Additional Information.


In addition, certain financial information included as Appendix B to this Statement of Additional Information is as of February 28, 1997, and is unaudited.


REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Group's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS


        The following paragraphs summarize the descriptions for the ratings referred to in the Prospectus and Statement of Additional Information.

MOODY'S INVESTORS SERVICE, INC.

The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements, may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may appear lacking or unreliable.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

        B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

        Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries;(b) high rates of return on funds employed; (c) Conservative capitalization structures with moderate reliance on debt and annual asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.


STANDARD & POOR'S CORPORATION

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS

        AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

        A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB: Debt rated BBB is considered to have adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher rated bonds.

        BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

        A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS

        AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1 +".

        A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

        BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

        B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

COMMERCIAL PAPER

        F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.


IBCA, LIMITED

IBCA analyzes credit quality of short term debt (maturities of one year or less).

        A: An issuer of impeccable financial condition, with a consistent record of above average performance.

        B: An issuer with a sound risk profile and without significant problems. The issuer's performance has generally been in line with or better than that of its peers.

        C: An issuer which has an adequate risk profile but possesses one or more troublesome aspects, giving rise to the possibility of risk developing, or which has generally failed to perform in line with its peers.

In addition, ratings of "A/B" and "B/C" may be assigned.


THOMPSON BANK WATCH

Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS

Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).

Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate our opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

Bank Watch Issuer Ratings are assigned using an intermediate time horizon.

RATING DEFINITIONS

        A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

        A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

        B: A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

        B/C: Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

        C: Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

                                   APPENDIX B

                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)

                                                                    GLOBAL             TOTAL           GLOBAL
                                                                  SHORT BOND           RETURN         BALANCED
                                                                     FUND               FUND            FUND
                                                                ================   ===============  ==============
ASSETS:
Investments, at value*                                             $102,833,948       $11,024,802      $8,317,989
Dividends receivable                                                                                        5,174
Interest receivable                                                   1,920,537            69,534          62,019
Open forward currency contracts                                       1,028,536                            26,040
Closed forward currency contracts                                        20,340                             1,324
Receivable for open futures contracts                                                       3,094
Receivable for fund shares sold
Unamortized organization costs (Note 4)                                   1,341             2,891           3,674
Deferred expense subsidy (Note 5)                                        74,865            17,688          23,196
Other assets                                                             11,680                               453
                                                                ----------------   ---------------  --------------
          Total Assets                                              105,891,247        11,118,009       8,439,869
                                                                ----------------   ---------------  --------------

LIABILITIES:
Open forward currency contracts                                         152,388             3,860          20,517
Payable for investments purchased                                    13,418,834         2,010,708
Payable for open options contracts                                                                         19,891
Payable to Payden & Rygel (Note 5)                                                         11,834          20,275
Accrued expenses:
     Investment advisory fees                                            40,499             4,126           5,524
     Administration fees                                                  8,100               884             899
     Other expenses                                                      31,443             4,867          10,658
                                                                ----------------   ---------------  --------------
          Total Liabilities                                          13,651,264         2,036,279          77,764
                                                                ----------------   ---------------  --------------
          NET ASSETS                                                $92,239,983        $9,081,730      $8,362,105
                                                                ================   ===============  ==============

NET ASSETS:
Paid in capital                                                     $92,136,984        $9,114,470      $8,346,891
Undistributed net investment income                                    (170,276)           11,620          38,941
Accumulated net realized gains (losses) from:
     Investments                                                        (53,448)           10,395         (13,117)
     Foreign currency transactions                                    2,166,263            17,895         (31,556)
     Futures contracts                                                                    (19,710)
Net unrealized appreciation (depreciation) from:
     Investments                                                     (2,700,960)          (36,839)          8,245
     Translation of assets and liabilities in foreign
        currencies                                                      861,420            (3,913)          3,583
     Open futures contracts                                                               (12,188)
     Open options contracts written                                                                         9,118
                                                                ================   ===============  ==============
          NET ASSETS                                                $92,239,983        $9,081,730      $8,362,105
                                                                ================   ===============  ==============
Outstanding shares of beneficial interest                             9,108,133           914,620         834,600
                                                                ================   ===============  ==============
NET ASSET VALUE - offering and redemption price
     per share                                                           $10.13             $9.93          $10.02
                                                                ================   ===============  ==============
*Investments, at cost                                              $105,534,908       $11,061,641      $8,309,744

                                                                 INTERNATIONAL       GROWTH &
                                                                    EQUITY             INCOME
                                                                     FUND               FUND
                                                                ================   ===============
ASSETS:
Investments, at value*                                               $7,633,129       $36,765,135
Dividends receivable                                                     10,088            73,917
Interest receivable                                                                         3,419
Open forward currency contracts
Closed forward currency contracts
Receivable for open futures contracts
Receivable for fund shares sold                                                           162,876
Unamortized organization costs (Note 4)                                   3,417            10,851
Deferred expense subsidy (Note 5)                                        21,636            17,849
Other assets                                                                208
                                                                ----------------   ---------------
          Total Assets                                                7,668,478        37,034,047
                                                                ----------------   ---------------

LIABILITIES:
Open forward currency contracts
Payable for investments purchased                                                         400,015
Payable for open options contracts
Payable to Payden & Rygel (Note 5)                                       22,011             7,076
Accrued expenses:
     Investment advisory fees                                             5,366            16,779
     Administration fees                                                    931             3,356
     Other expenses                                                      10,700             3,409
                                                                ----------------   ---------------
          Total Liabilities                                              39,008           430,635
                                                                ----------------   ---------------
          NET ASSETS                                                 $7,629,470       $36,603,412
                                                                ================   ===============

NET ASSETS:
Paid in capital                                                      $7,463,034       $35,035,872
Undistributed net investment income                                         656            92,509
Accumulated net realized gains (losses) from:
     Investments                                                         11,080            (2,848)
     Foreign currency transactions                                      (53,723)
     Futures contracts
Net unrealized  appreciation (depreciation) from:
     Investments                                                        208,484         1,477,879
     Translation of assets and liabilities in foreign
        currencies                                                          (61)
     Open futures contracts
     Open options contracts written
                                                                ================   ===============
          NET ASSETS                                                 $7,629,470       $36,603,412
                                                                ================   ===============
Outstanding shares of beneficial interest                               746,541         3,238,648
                                                                ================   ===============
NET ASSET VALUE - offering and redemption price
     per share                                                           $10.22            $11.30
                                                                ================   ===============
*Investments, at cost                                                $7,424,645       $35,287,256


                       See notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED FEBRUARY 28, 1997 (UNAUDITED)

                                                       GLOBAL         TOTAL        GLOBAL      INTERNATIONAL     GROWTH &
                                                     SHORT BOND       RETURN      BALANCED        EQUITY          INCOME
                                                      FUND (A)       FUND (B)     FUND (B)       FUND (B)        FUND (C)
                                                    ==============  ===========  ===========  ================ ==============
INVESTMENT INCOME
Dividends                                                                            $6,682           $10,140       $138,313
Interest                                                 $879,428      $95,896       50,708            10,050         20,500
                                                    --------------  -----------  -----------  ---------------- --------------
     Total Income                                         879,428       95,896       57,390            20,190        158,813
                                                    --------------  -----------  -----------  ---------------- --------------

EXPENSES:
Investment advisory fees (Note 5)                          47,972        4,126        7,491             9,303         27,965
Administration fees (Note 5)                                9,594          884          899               930          3,356
Custodian fees                                              8,151        2,760        7,923             7,975          2,245
Accounting fees (Note 5)                                    6,239        1,990        2,023             2,026          3,337
Legal fees                                                    576           88           95                95            240
Audit fees                                                  5,658        4,689        5,202             5,202          6,110
Organization expenses (Note 4)                                171          363          389               381            596
Trustees' fees and expenses                                 1,300          154          165               167            412
Transfer agent fees (Note 5)                                3,256        2,586        2,586             2,586          4,035
Registration and filing fees                               11,147        5,852        5,835             5,847          9,181
Printing costs                                                314           57           58                58            180
Other expenses                                              1,985          771        1,018             1,020          1,579
Waived advisory fee (Note 5)                                                                                         (11,186)
Expense subsidy (Note 5)                                  (24,405)     (17,688)     (23,196)          (21,636)       (17,849)
                                                    --------------  -----------  -----------  ---------------- --------------
     Net Expenses                                          71,958        6,632       10,488            13,954         30,201
                                                    --------------  -----------  -----------  ---------------- --------------
          Net Investment Income                           807,470       89,264       46,902             6,236        128,612
                                                    --------------  -----------  -----------  ---------------- --------------

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
     Investments                                          (53,448)      10,395      (13,117)           11,080         (2,848)
     Foreign currency transactions                      2,166,263       17,895      (31,556)          (53,723)
     Futures contracts                                                 (19,710)
Change in net unrealized appreciation
    (depreciation) from:
     Investments                                       (2,779,806)     (36,839)       8,245           208,484      1,477,879
     Translation of assets and
       liabilities in foreign currencies                  837,932       (3,913)       3,583               (61)
     Open futures contracts                                            (12,188)
     Open options contracts written                                                   9,118
                                                    --------------  -----------  -----------  ---------------- --------------
          Net realized and unrealized
              gains (losses)                              170,941      (44,360)     (23,727)          165,780      1,475,031
                                                    --------------  -----------  -----------  ---------------- --------------

CHANGE IN NET ASSETS RESULTING
     FROM OPERATIONS                                     $978,411      $44,904      $23,175          $172,016     $1,603,643
                                                    ==============  ===========  ===========  ================ ==============

----------
(a) The Fund commenced operations on September 18, 1996.
(b) The Fund commenced operations on December 9, 1996.
(c) The Fund commenced operations on November 1, 1996.


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              TOTAL RETURN           GLOBAL
                                                           GLOBAL SHORT BOND FUND                 FUND            BALANCED FUND
                                                     -------------------------------------  ------------------  ------------------
                                                      Period ended                            Period ended        Period ended
                                                     Feb. 28, 1997       Period ended        Feb. 28, 1997(b)    Feb. 28, 1997(b)
                                                     (Unaudited)      October 31, 1996(a)      (Unaudited)         (Unaudited)
                                                     ==============  =====================  ==================  ==================
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income                                     $807,470               $130,720             $89,264             $46,902
Net realized gains (losses)                              2,112,815                     (8)              8,580             (44,673)
Change in net unrealized appreciation
     (depreciation)                                     (1,941,874)               102,334             (52,940)             20,946
                                                     --------------  ---------------------  ------------------  ------------------
     Change in net assets resulting from
        operations                                         978,411                233,046              44,904              23,175
                                                     --------------  ---------------------  ------------------  ------------------

FROM DISTRIBUTIONS TO
   SHAREHOLDERS:
Net investment income                                   (1,003,459)              (104,999)            (77,644)             (7,961)
Net realized gains from investments
In excess of net realized gains
   from investments
                                                     --------------  ---------------------  ------------------  ------------------
     Change in net assets from distributions to
        shareholders                                    (1,003,459)              (104,999)            (77,644)             (7,961)
                                                     --------------  ---------------------  ------------------  ------------------

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold                          64,009,978             28,680,369           9,060,576           8,341,355
Reinvestment of distributions                              931,675                104,999              53,904               5,546
Cost of fund shares redeemed                            (1,590,037)                                       (10)                (10)
                                                     --------------  ---------------------  ------------------  ------------------
     Change in net assets from capital
        transactions                                    63,351,616             28,785,368           9,114,470           8,346,891
                                                     --------------  ---------------------  ------------------  ------------------

          Total Change in Net Assets                    63,326,568             28,913,415           9,081,730           8,362,105

NET ASSETS:
Beginning of period                                     28,913,415                      0                   0                   0
                                                     --------------  ---------------------  ------------------  ------------------
End of period                                          $92,239,983            $28,913,415          $9,081,730          $8,362,105
                                                     ==============  =====================  ==================  ==================

FUND SHARES OF BENEFICIAL
   INTEREST:
Outstanding shares at beginning of period                2,871,151                      0                   0                   0
                                                     --------------  ---------------------  ------------------  ------------------
Shares sold                                              6,301,208              2,860,724             909,184             834,047
Shares issued in reinvestment of distributions              91,810                 10,427               5,437                 554
Shares redeemed                                           (156,036)                     0                  (1)                 (1)
                                                     --------------  ---------------------  ------------------  ------------------
Change in shares outstanding                             6,236,982              2,871,151             914,620             834,600
                                                     --------------  ---------------------  ------------------  ------------------

Outstanding shares at end of period                      9,108,133              2,871,151             914,620             834,600
                                                     ==============  =====================  ==================  ==================

----------
(a) The Fund commenced operations on September 18, 1996.
(b) The Fund commenced operations on December 9, 1996.
(c) The Fund commenced operations on November 1, 1996.


                       See notes to financial statements.

                                                     INTERNATIONAL         GROWTH &
                                                      EQUITY FUND         INCOME FUND
                                                   ------------------  ------------------
                                                     Period ended        Period ended
                                                    Feb. 28, 1997(b)   Feb. 28, 1997(c)
                                                      (Unaudited)         (Unaudited)
                                                   ==================  ==================
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income                                         $6,236            $128,612
Net realized gains (losses)                                  (42,643)             (2,848)
Change in net unrealized appreciation
     (depreciation)                                          208,423           1,477,879
                                                   ------------------  ------------------
     Change in net assets resulting from
        operations                                           172,016           1,603,643
                                                   ------------------  ------------------

FROM DISTRIBUTIONS TO
   SHAREHOLDERS:
Net investment income                                         (5,580)            (36,103)
Net realized gains from investments
In excess of net realized gains
   from investments
                                                   ------------------  ------------------
     Change in net assets from distributions to
        shareholders                                          (5,580)            (36,103)
                                                   ------------------  ------------------

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold                             7,474,106          35,368,112
Reinvestment of distributions                                  3,938              36,103
Cost of fund shares redeemed                                 (15,010)           (368,343)
                                                   ------------------  ------------------
     Change in net assets from capital
        transactions                                       7,463,034          35,035,872
                                                   ------------------  ------------------

          Total Change in Net Assets                       7,629,470          36,603,412

NET ASSETS:
Beginning of period                                                0                   0
                                                   ------------------  ------------------
End of period                                             $7,629,470         $36,603,412
                                                   ==================  ==================

FUND SHARES OF BENEFICIAL
   INTEREST:
Outstanding shares at beginning of period                          0                   0
                                                   ------------------  ------------------
Shares sold                                                  747,617           3,268,980
Shares issued in reinvestment of distributions                   393               3,353
Shares redeemed                                               (1,469)            (33,685)
                                                   ------------------  ------------------
Change in shares outstanding                                 746,541           3,238,648
                                                   ------------------  ------------------

Outstanding shares at end of period                          746,541           3,238,648
                                                   ==================  ==================

GLOBAL SHORT BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
February 28, 1997 (Unaudited)

           Principal Amount                                                                              Market Value
          in Local Currency                                 Security Description                       in U.S. Dollars
          -----------------                                 --------------------                       ---------------
Australia (Australian Dollar) (17.9%):
Government Bonds (17.9%):
                             4,900,000   Australian Commonwealth Government Bond, 7.00%,
                                              04/15/00                                                       $3,810,543
                             3,600,000   New South Wales Treasury Note, 8.00%, 12/01/01                       2,859,630
                             4,950,000   Queensland Treasury Note, 8.00%, 07/14/99                            3,940,824
                             2,350,000   South Australia Government Finance Authority, 12.50%,
                                              10/15/00                                                        2,128,869
                             4,650,000   Western Australia Treasury Corp., 9.00%, 04/15/99                    3,766,559
                                                                                                       -----------------
Total Australia (Cost - $16,662,758)                                                                         16,506,425
                                                                                                       -----------------

Germany (German Mark) (22.5%):
Government Bonds (20.0%):
                            11,400,000   German Bundeschatze, 6.875%, 10/15/03                                7,173,800
                            17,650,000   German Bundesobligation, 7.00%, 01/13/00                            11,338,959
                                                                                                       -----------------
Total Government Bonds                                                                                       18,512,759
                                                                                                       -----------------

U.S. Government Agencies (1.2%):
Federal National Mortgage Association (1.2%):
                             1,720,000   Global Bond, 6.00%, 08/23/00                                         1,075,127
                                                                                                       -----------------
Total U.S. Government Agencies                                                                                1,075,127
                                                                                                       -----------------

Supranational Bonds (1.3%):
                             1,850,000   IBRD-Global Bond, 7.25%, 10/13/99                                    1,186,311
                                                                                                       -----------------

Total Germany (Cost - $22,101,468)                                                                           20,774,197
                                                                                                       -----------------

Great Britain (British Pound) (8.8%):
Corporate Bonds (5.8%):
Financial (5.9%):
                               840,000   KFW International Finance, 7.88%, 07/06/98                           1,390,865
                             1,765,000   Abbey National Treasury, 6.00%, 08/10/99                             2,817,398
                               700,000   European Investment Bank, 8.75%, 12/07/00                            1,204,950
                                                                                                       -----------------
Total Corporate Bonds                                                                                         5,413,213
                                                                                                       -----------------

Government Bonds (3.0%):
                             1,540,000   12.00%, 11/20/98                                                     2,729,162
                                                                                                       -----------------
Total Government Bonds                                                                                        2,729,162
                                                                                                       -----------------

Total Great Britain (Cost - $8,089,344)                                                                       8,142,375
                                                                                                       -----------------

Spain (Spanish Peseta) (8.7%):
Government Bonds (8.7%):
                         1,100,000,000   7.80%, 10/31/99                                                      8,010,119
                                                                                                       -----------------
Total Spain (Cost - $8,633,339)                                                                               8,010,119
                                                                                                       -----------------

Sweden (Swedish Krona) (12.9%):
Government Bonds (12.9%):
                            46,300,000   10.25%, 05/05/00                                                     7,090,290
                            32,300,000   11.00%, 01/21/99                                                     4,796,390
                                                                                                       -----------------

Total Sweden (Cost - $12,514,268)                                                                            11,886,680
                                                                                                       -----------------

United States (United States Dollar) (40.7%):
U.S. Treasury Notes (17.9%):
                             1,650,000   5.13%, 03/31/98                                                      1,639,622
                             3,500,000   6.13%, 05/15/98                                                      3,512,180
                               500,000   5.88%, 08/15/98                                                        499,600
                             5,000,000   5.88%, 10/31/98 (a)                                                  4,990,550
                             5,900,000   5.50%, 11/15/98                                                      5,850,440
                                                                                                       -----------------
Total U.S. Treasury Notes                                                                                    16,492,392
                                                                                                       -----------------

Investment Companies (22.8%):
                            21,021,760   Dreyfus Treasury Cash Management Fund                               21,021,760
                                                                                                       -----------------

Total United States (Cost - $37,533,731)                                                                     37,514,152
                                                                                                       -----------------

Total (Cost - $105,534,908)(b) (111.5%)                                                                    $102,833,948
                                                                                                       =================

----------
Percentages indicated are based on net assets of $92,239,983.

(a) A portion of the security is held by the custodian in a segregated account as collateral for open short positions.

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                 Unrealized appreciation                         $154,213
                 Unrealized depreciation                       (2,855,173)
                                                          ----------------
                 Net unrealized depreciation                  ($2,700,960)
                                                          ================

                       See notes to financial statements.

GLOBAL SHORT BOND FUND
FORWARD CURRENCY CONTRACTS
February 28, 1997 (Unaudited)

                                                                                  Unrealized
                                           Contract         Contract Value        Appreciation        Delivery
              Currency                       Price          (U.S. Dollars)       (Depreciation)         Date
              --------                       -----          --------------       --------------         ----
Assets:
Australian Dollar (bought)                  0.77470            $3,131,192               $4,440         03/22/83
British Pound (sold)                        0.61370             1,629,450                2,250         03/10/97
German Mark (sold)                          1.68646            13,638,062              830,077         03/13/97
German Mark (sold)                          1.68646               364,670               15,171         03/13/97
German Mark (sold)                          1.68646             2,431,133               72,470         03/13/97
Spanish Peseta (sold)                     143.30543             6,419,854                7,195         03/21/97
Spanish Peseta (sold)                     143.30543             1,884,088                1,651         03/21/97
Swedish Krona (sold)                        7.49591             1,000,546               13,529         04/18/97
Swedish Krona (sold)                        7.49591             2,561,398               15,783         04/18/97
Swedish Krona (sold)                        7.49617             8,937,894               65,970         04/28/97
                                                             -------------        -------------
                                                              $41,998,287           $1,028,536
                                                             =============        =============
Liabilities:
Australian Dollar (sold)                    0.76910           $13,732,758            ($119,511)        03/24/97
Australian Dollar (sold)                    0.77440             3,142,241               (5,921)        03/24/97
British Pound (bought)                      0.61277             1,615,086                 (931)        03/03/97
British Pound (sold)                        0.61370             6,028,965               (7,160)        03/10/97
British Pound (sold)                        0.61370               733,253               (3,443)        03/10/97
German Mark (bought)                        1.68750             4,216,343                 (750)        03/03/97
German Mark (sold)                          1.68655             4,210,010                 (233)        03/13/97
Spanish Peseta (bought)                   143.30000             1,885,877               (2,504)        03/03/97
Swedish Krona (bought)                      7.46040             2,558,656              (11,935)        03/03/97
                                                             -------------        -------------
                                                              $38,123,189            ($152,388)
                                                             =============        =============


                       See notes to financial statements.

TOTAL RETURN FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
February 28, 1997 (Unaudited)


Principal Amount                                                                                               Market Value
in Local Currency                                      Security Description                                  in U.S. Dollars
-----------------       -------------------------------------------------------------------------------     -------------------
Australia (Australian Dollar) (4.2%):
Government Bonds (4.2%):
              520,000   6.75%, 11/15/06                                                                               $377,597
                                                                                                            -------------------
Total Australia (Cost - $393,549)                                                                                      377,597
                                                                                                            -------------------

Great Britain (British Pound) (4.6%):
Government Bonds (4.6%):
              250,000   7.25%, 12/07/06                                                                                414,758
                                                                                                            -------------------
Total Great Britain (Cost - $419,614)                                                                                  414,758
                                                                                                            -------------------

United States (United States Dollar) (112.6%):
Asset Backed Securities (19.5%):
              390,000   Capstead Securities Corporation IV, 7.60%, 08/25/07                                            393,169
              350,847   Merit Securities Corporation, 5.65%., 09/28/30 (a)                                             350,956
              400,000   Nationsbank Auto Owner Trust, 6.25%, 07/15/99                                                  400,680
              250,000   Pacific SW97-1, 6.06%, 06/17/02                                                                249,453
              376,678   Student Loan Marketing Association, 5.60%, 07/25/04 (a)                                        376,791
                                                                                                            -------------------
Total Asset Backed Securities                                                                                        1,771,049
                                                                                                            -------------------

Collateralized Mortgage Obligations (22.6%):
              200,000   Countrywide Funding Corporation, 6.50%, 03/25/24                                               183,702
              395,958   Federal National Mortgage Association, 6.10%,
                             05/25/99 (a)                                                                              399,300
              600,000   Merrill Lynch, 6.277%, 06/15/06 (a)                                                            608,040
              200,000   Prudential Home Mortgage Security, 6.75%, 12/25/23                                             176,080
              496,534   Residential Funding Corporation, 6.25%, 10/25/23 (a)                                           496,857
              200,000   Residential Funding Mortgage Securities I, 7.00%, 08/25/23                                     190,778
                                                                                                            -------------------
Total Collateralized Mortgage Obligations                                                                            2,054,757
                                                                                                            -------------------

Corporate Bonds (21.0%):
Banking (5.2%):
              250,000   Coast Savings Financial, 10.00%, 03/01/00                                                      265,313
              200,000   First Nationwide, 9.13%, 12/01/03                                                              209,000
                                                                                                            -------------------
                                                                                                                       474,313
                                                                                                            -------------------
Financial (4.7%):
              200,000   Contifinanial Corporation, 9.25%, 08/15/03                                                     204,750
              225,000   Salomon Incorporated, 6.25%, 11/30/00                                                          223,594
                                                                                                            -------------------
                                                                                                                       428,344
                                                                                                            -------------------
Industrial (11.1%):
              250,000   Barnes & Noble Subscription Notes, 11.88%, 01/15/03                                            274,063
              250,000   Owens - Illinois Incorporated, 11.00%, 12/01/03                                                277,813
              200,000   Tenet Healthcare Corporation, 9.25%, 09/01/02                                                  219,500
              250,000   Time Warner, 6.10%, 12/30/01                                                                   237,813
                                                                                                            -------------------
                                                                                                                     1,009,189
                                                                                                            -------------------
Total Corporate Bonds                                                                                                1,911,846
                                                                                                            -------------------
Mortgage Backed Securities (32.9%):
Federal Home Loan Mortgage Corporation (21.7%):
              497,503   7.50%, 12/01/26                                                                                497,812
              499,676   7.51%, 01/01/27                                                                                499,986

            1,000,000   7.00%, 01/15/27                                                                                975,310
                                                                                                            -------------------
                                                                                                                     1,973,108
                                                                                                            -------------------
Government National Mortgage Association (11.2%):
            1,000,000   8.00%, 01/15/27                                                                              1,018,120
                                                                                                            -------------------
Total Mortgage Backed Securities                                                                                     2,991,228
                                                                                                            -------------------

U.S. Government Agencies (15.7%):
Federal Home Loan Mortgage Association (15.7%):
            1,475,000   Discount Note, 7.50%, 03/04/97                                                               1,424,382
                                                                                                            -------------------
Total U.S. Government Agencies                                                                                       1,424,382
                                                                                                            -------------------

U.S. Treasury Bills (0.6%):
               50,000   4.98%, 06/05/97 (b)                                                                             49,331
                                                                                                            -------------------
Total U.S. Treasury Bills                                                                                               49,331
                                                                                                            -------------------

Investment Companies (0.3%):
               29,854   Dreyfus Treasury Cash Management Fund                                                           29,854
                                                                                                            -------------------
Total Investment Companies                                                                                              29,854
                                                                                                            -------------------

Total United States (Cost - $10,248,478)                                                                            10,232,447
                                                                                                            -------------------

Total (Cost - $11,061,641)(c) (121.4%)                                                                             $11,024,802
                                                                                                            ===================

----------
Percentages indicated are based on net assets of $9,081,730.

(a) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at February 28, 1997.

(b) A portion of the security is held by the custodian in a segregated account as collateral for open short positions.

At February 28, 1997, the Fund's open futures contracts were as follows:

Number of                                         Expiration       Current      Unrealized
Contracts            Contract Type                   Date       Market Value    Depreciation
---------     -------------------------------     -----------   ------------    -------------
    2         5 Year U.S. Treasury                 6/30/97           $211,531        ($2,969)
                   Bond Future
   14         10 Year U.S. Treasury                6/30/97          1,507,625         (1,344)
                   Bond Future
    9         U.S. Treasury Long                   6/30/97            993,938         (7,875)
                   Bond Future
                                                                -------------   -------------
                                                                   $2,713,094       ($12,188)

(c) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

           Unrealized appreciation                               $8,504
           Unrealized depreciation                              (45,343)
                                                       -----------------
           Net unrealized depreciation                         ($36,839)
                                                       =================


                       See notes to financial statements.

TOTAL RETURN FUND
FORWARD CURRENCY CONTRACTS
February 28, 1997 (Unaudited)

                                                           Unrealized
                            Contract  Contract Value      Appreciation     Delivery
            Currency          Price   (U.S. Dollars)     (Depreciation)      Date
            --------          -----   --------------     --------------      ----
Liabilities:
Australian Dollar (sold)     0.76911     $387,931            ($3,376)      03/24/97
British Pound (sold)         0.61443      407,363               (484)      03/10/97
                                       ----------           ---------
                                         $795,294            ($3,860)
                                       ==========           =========

                       See notes to financial statements.

GLOBAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
February 28, 1997 (Unaudited)

Principal Amount
in Local Currency                                                                        Market Value
 or Shares                                Security Description                          in U.S. Dollars
-------------------  ----------------------------------------------------------------   ----------------
Common Stocks (40.5%):
Aerospace & Defense (1.6%):
Aerospace (1.6%):
            3,528   British Aerospace PLC                                                       $73,510
            8,000   Mitsubishi Heavy Industries Limited                                          57,621
                                                                                        ----------------
Total Aerospace & Defense                                                                       131,131
                                                                                        ----------------

Basic Industries (3.8%):
Chemicals (2.4%):
              968   Air Products & Chemicals Incorporated                                        71,753
            1,990   Bayer AG                                                                     83,595
            4,420   Laporte PLC                                                                  46,678
                                                                                        ----------------
                                                                                                202,026
                                                                                        ----------------
Packaging & Containers (1.4%):
           48,000   Cosco Pacific Limited                                                        66,946
            7,240   Low & Bonar PLC                                                              53,079
                                                                                        ----------------
                                                                                                120,025
                                                                                        ----------------
Total Basic Industries                                                                          322,051
                                                                                        ----------------

Conglomerates & Holding Companies (2.0%):
Diversified Operations (2.0%):
              840   General Electric Company                                                     86,415
            6,000   Hutchison Whampoa                                                            45,716
            4,000   United Engineers (Malaysia)                                                  36,898
                                                                                        ----------------
Total Conglomerates & Holding Companies                                                         169,029
                                                                                        ----------------

Construction & Real Estate (0.3%):
Real Estate Development (0.3%):
            4,500   Land & House Public Company Limited                                          25,550
                                                                                        ----------------
Total Construction & Real Estate                                                                 25,550
                                                                                        ----------------

Durables (2.9%):
Autos (1.6%):
            1,236   Daimler - Benz Ag                                                            89,709
            1,908   Scania AB - B Shares                                                         46,840
                                                                                        ----------------
                                                                                                136,549
                                                                                        ----------------
Auto Tires & Accessories (0.9%):
            1,065   Valeo SA                                                                     71,791
                                                                                        ----------------
Consumer Products (0.4%):
            6,495   Srithai Superware Company Limited                                            30,355
                                                                                        ----------------
Total Durables                                                                                  238,695
                                                                                        ----------------

Energy (2.0%):
Oil (2.0%):
              848   Exxon Corporation                                                            84,694
            5,005   Shell Transporting & Trading Company PLC                                     85,101
                                                                                        ----------------
Total Energy                                                                                    169,795
                                                                                        ----------------
Finance (5.3%):

Banking (3.6%):
            1,469   Banco Galicia Y Bueno  ADR                                                   34,705
            6,285   Bangkok Bank Company Limited                                                 42,725
           13,200   Bank of East Asia                                                            48,157
            1,663   Banque Nationale De Paris                                                    75,465
           12,024   Lloyds TSB Group PLC                                                         99,723
                                                                                        ----------------
                                                                                                300,775
                                                                                        ----------------
Financial Services (1.7%):
            1,541   Fannie Mae                                                                   61,640
            1,435   Ing Groep N.V.                                                               55,570
            2,000   Nomura Securities Corporation Limited                                        26,689
                                                                                        ----------------
                                                                                                143,899
                                                                                        ----------------
Total Finance                                                                                   444,674
                                                                                        ----------------
Health (5.8%):
Drugs & Pharmaceuticals (3.8%):
              520   Bristol - Myers Squibb Company                                               67,860
               85   Novartis - Ciba Rights                                                        5,381
               85   Novartis Ag                                                                  97,192
               11   Roche Holding AG                                                             92,618
            2,000   Sankyo Corporation Limited                                                   55,698
                                                                                        ----------------
                                                                                                318,749
                                                                                        ----------------
Hospital Administration (1.3%):
            1,363   Columbia / HCA Healthcare Corporation                                        57,246
            1,000   Nichii Gakkan Company                                                        47,244
                                                                                        ----------------
                                                                                                104,490
                                                                                        ----------------
Medical Equipment & Supplies (0.7%):
              970   Cardinal Health Incorporated                                                 59,655
                                                                                        ----------------
Total Health                                                                                    482,894
                                                                                        ----------------

Industrial Machinery & Equipment (2.3%):
Machinery & Engineering (1.5%):
            2,866   Atlas Copco AB - B Shares                                                    66,534
              152   Mannesmann AG                                                                60,087
                                                                                        ----------------
                                                                                                126,621
                                                                                        ----------------
Machinery & Industrial Equipment (0.8%):
            1,550   KCI Konecranes International                                                 64,698
                                                                                        ----------------
Total Industrial Machinery & Equipment                                                          191,319
                                                                                        ----------------

Media & Leisure (3.6%):

Hotels & Motels (0.4%):
            1,900   Scandic Hotels AB                                                            35,109
                                                                                        ----------------
Leisure (0.8%):
            4,481   Granada Group PLC                                                            66,416
                                                                                        ----------------
Multimedia (0.6%):
            9,359   News Corporation Limited                                                     49,808
                                                                                        ----------------
Printing (0.8%):
            6,000   Toppan Printing Corporation Limited                                          69,126
                                                                                        ----------------
Publishing (1.0%):
            5,088   Elsevier                                                                     81,494
                                                                                        ----------------
Total Media & Leisure                                                                           301,953
                                                                                        ----------------

Nondurables (0.5%):
Tobacco (0.5%):
            9,000   PT Hanjaya Mandala Sampoerna                                                 44,672
                                                                                        ----------------
Total Nondurables                                                                                44,672
                                                                                        ----------------

Retail & Wholesale (1.1%):

Drug Stores (0.7%):
            1,000   Seven - Eleven Japan                                                         60,174
                                                                                        ----------------
Restaurants (0.4%):
            8,000   Kentucky Fried Chicken Holding (Malaysia) Berhad                             34,804
                                                                                        ----------------
Total Retail & Wholesale                                                                         94,978
                                                                                        ----------------

Services (1.3%):
Human Resources (1.3%):
              323   Adecco SA                                                                   104,709
                                                                                        ----------------
Total Services                                                                                  104,709
                                                                                        ----------------

Technology (8.0%):
Computer Services (0.4%):
            3,000   Ines                                                                         36,801
                                                                                        ----------------
Data Processing (0.8%):
            1,701   First Data Corporation                                                       62,299
                                                                                        ----------------
Electrical & Electronics (4.8%):
            2,000   Murata Manufacturing Corporation Limited                                     70,120
            2,048   Philips Electronics                                                          92,473
            5,680   Premier Farnell PLC                                                          45,996
            1,000   Rohm Company                                                                 71,695
            1,412   Schneider SA                                                                 74,386
              700   Sony Corporation                                                             50,535
                                                                                        ----------------
                                                                                                405,205
                                                                                        ----------------
Telecommunications (2.0%)
            6,000   Nippon Comsys Corporation                                                    66,142
                6   Nippon Telegraph & Telephone Corporation                                     42,719
              675   Telecel - Communicacoes Pessoai                                              55,886
                                                                                        ----------------
                                                                                                164,747
                                                                                        ----------------
Total Technology                                                                                669,052
                                                                                        ----------------

Total Common Stocks (Cost - $3,265,388)                                                       3,390,502
                                                                                        ----------------

Australia (Australian Dollar) (3.7%):
Government Bonds (3.7%)
          425,000   6.75%, 11/15/06                                                             308,613
                                                                                        ----------------
Total Australia (Cost - $327,580)                                                               308,613
                                                                                        ----------------

Germany (German Mark) (4.5%):
Government Bonds (4.5%)
          595,000   Treuhandanstalt, 6.25%, 03/04/04                                            374,563
                                                                                        ----------------
Total Germany (Cost - $396,360)                                                                 374,563
                                                                                        ----------------

Great Britain (British Pound) (7.0%):
Government Bonds (7.0%)
          115,000   7.00%, 11/06/01                                                             187,917
          240,000   7.25%, 12/07/06                                                             398,168
                                                                                        ----------------
Total Great Britain (Cost - $588,603)                                                           586,085
                                                                                        ----------------

Italy (Italian Lira) (2.0%):
Government Bonds (2.0%)
      275,000,000   9.50%, 04/15/99                                                             170,388
                                                                                        ----------------
Total Italy (Cost - $187,785)                                                                   170,388
                                                                                        ----------------

Spain (Spanish Peseta) (2.0%):
Government Bonds (2.0%)
       20,000,000   10.30%, 06/15/02                                                            163,098
                                                                                        ----------------
Total Spain (Cost - $166,387)                                                                   163,098
                                                                                        ----------------

Sweden (Swedish Krona) (1.7%):
Government Bonds (1.7%)
        1,100,000   6.00%, 02/09/05                                                             142,387
                                                                                        ----------------
Total Sweden (Cost - $153,087)                                                                  142,387
                                                                                        ----------------

United States (United States Dollar) (38.1%):
U.S. Treasury Notes (21.5%):
        1,800,000   6.38%, 08/15/02 (a)                                                       1,797,534
                                                                                        ----------------
Options Purchased (0.2%):
               19   10 Year Treasury June future put option purchased,
                         strike price 107.00, expiring 05/17/97 (b)                              17,813
                                                                                        ----------------
Investment Companies (16.4%):
        1,367,006   Dreyfus Treasury Cash Management Fund                                     1,367,006
                                                                                        ----------------
Total United States (Cost - $3,224,554)                                                       3,182,353
                                                                                        ----------------

Total (Cost - $8,309,744)(c) (99.5%)                                                         $8,317,989
                                                                                        ================

----------
Percentages indicated are based on net assets of $8,362,105.

Distribution of investments by country of issue, as a percentage of total value of investment securities, is as follows:

      United States                                                  45.3%
      Great Britain                                                  12.7%
      Japan                                                           7.9%
      Germany                                                         7.3%
      Australia                                                       4.3%
      Switzerland                                                     3.6%
      Sweden                                                          3.5%
      Netherlands                                                     2.8%
      France                                                          2.7%
      Italy                                                           2.0%
      Spain                                                           2.0%
      Hong Kong                                                       1.9%
      Thailand                                                        1.2%
      Other (individually less than 1%)                               2.8%


(a) A portion of the security is held by the custodian in a segregated account as collateral for open short positions.

(b)  Security is non-income producing.

(c) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                    Unrealized appreciation             $232,559
                    Unrealized depreciation             (224,314)
                                                      -----------
                    Net unrealized appreciation           $8,245
                                                      ===========


                       See notes to financial statements.

GLOBAL BALANCED FUND
OPTIONS WRITTEN
February 28, 1997 (Unaudited)

    Number of                                                     Premiums        Market Value
    Contracts                     Description                     Received      in U.S. Dollars
---------------   -----------------------------------------     -------------   -----------------
       19         10 Year Treasury June future call option
                       written, strike price 109.00,
                       expiring 05/17/97                              $14,653            $12,766
       19         10 Year Treasury June future put option
                       written, strike price 105.00,
                       expiring 05/17/97                               14,356              7,125
                                                                --------------  -----------------
                                                                      $29,009            $19,891
                                                                ==============  =================


                       See notes to financial statements.

GLOBAL BALANCED FUND
FORWARD CURRENCY CONTRACTS
February 28, 1997 (Unaudited)

                                                                    Unrealized
                                 Contract     Contract Value       Appreciation        Delivery
         Currency                  Price      (U.S. Dollars)      (Depreciation)         Date
------------------------       -----------    --------------      --------------       ---------
Assets:
British Pound (sold)               0.59535          $162,883             $5,085        03/14/97
Japanese Yen (bought)            122.41000           386,588             18,971        05/20/97
Swedish Krona (sold)               7.39590           146,747              1,984        04/18/97
                                               ==============     ==============
                                                    $696,218            $26,040
                                               ==============     ==============
Liabilities:
Australian Dollar (sold)           0.76911          $329,741            ($2,870)       03/24/97
British Pound (sold)               0.62524           195,534             (3,608)       03/10/97
Canadian Dollar (bought)           1.33930           366,481             (6,848)       04/07/97
Irish Punt (bought)                0.60456           158,269             (7,141)       03/14/97
Italian Lira (sold)            1,687.85000           177,792                (50)       03/20/97
                                               ==============     ==============
                                                  $1,227,817           ($20,517)
                                               ==============     ==============


                       See notes to financial statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
February 28, 1997 (Unaudited)

Principal Amount                                                                    Market Value
     or Shares                           Security Description                      in U.S. Dollars
-------------------   -------------------------------------------------------      ----------------
Common Stocks (97.2%):
Aerospace & Defense (4.4%):
Aerospace (4.4%):
              7,448   British Aerospace PLC                                               $155,187
             25,000   Mitsubishi Heavy Industries Limited                                  180,066
                                                                                   ----------------
Total Aerospace & Defense                                                                  335,253
                                                                                   ----------------

Basic Industries (8.1%):
Chemicals (4.1%):
              5,040   Bayer AG                                                             211,717
              9,328   Laporte PLC                                                           98,510
                                                                                   ----------------
                                                                                           310,227
                                                                                   ----------------
Packaging & Containers (4.0%):
            140,000   Cosco Pacific Limited                                                195,261
             15,287   Low & Bonar PLC                                                      112,074
                                                                                   ----------------
                                                                                           307,335
                                                                                   ----------------
Total Basic Industries                                                                     617,562
                                                                                   ----------------

Conglomerates & Holding Companies (3.1%):
Diversified Operations (3.1%):
             18,000   Hutchison Whampoa                                                    137,147
             10,000   United Engineers (Malaysia)                                           92,246
                                                                                   ----------------
Total Conglomerates & Holding Companies                                                    229,393
                                                                                   ----------------

Construction & Real Estate (0.7%):
Real Estate Development (0.7%):
              9,700   Land & House Public Company Limited                                   55,075
                                                                                   ----------------
Total Construction & Real Estate                                                            55,075
                                                                                   ----------------

Durables (7.1%):
Autos (3.8%):
              2,608   Daimler - Benz Ag                                                    189,288
              4,026   Scania AB - B Shares                                                  98,834
                                                                                   ----------------
                                                                                           288,122
                                                                                   ----------------
Auto Tires & Accessories (2.5%):
              2,812   Valeo SA                                                             189,556
                                                                                   ----------------
Consumer Products (0.8%):
             13,605   Srithai Superware Company Limited                                     63,585
                                                                                   ----------------
Total Durables                                                                             541,263
                                                                                   ----------------

Energy (3.4%):
Oil (3.4%):
              4,000   Petroleo Brasileiro S.A. - ADR                                        79,548
             10,565   Shell Transporting & Trading Company PLC                             179,639
                                                                                   ----------------
Total Energy                                                                               259,187
                                                                                   ----------------

Finance (12.3%):
Banking (9.2%):
              3,102   Banco Galicia Y Bueno  ADR                                            73,285
             13,300   Bangkok Bank Company Limited                                          90,413

             28,080   Bank of East Asia                                                    102,442
              2,631   Banque Nationale De Paris                                            119,391
             25,393   Lloyds TSB Group PLC                                                 210,600
             17,000   Sakura Bank Limited                                                  108,637
                                                                                   ----------------
                                                                                           704,768
                                                                                   ----------------
Financial Services (3.1%):
              4,040   Ing Groep N.V.                                                       156,449
              6,000   Nomura Securities Corporation Limited                                 80,066
                                                                                   ----------------
                                                                                           236,515
                                                                                   ----------------
Total Finance                                                                              941,283
                                                                                   ----------------
Health (10.2%):
Drugs & Pharmaceuticals (8.3%):
              8,000   Glaxo Wellcome PLC                                                   135,699
                179   Novartis - Ciba Rights                                                11,332
                179   Novartis Ag                                                          204,675
                 17   Roche Holding AG                                                     143,137
              5,000   Sankyo Corporation Limited                                           139,246
                                                                                   ----------------
                                                                                           634,089
                                                                                   ----------------
Hospital Administration (1.9%):
              3,000   Nichii Gakkan Company                                                141,732
                                                                                   ----------------
Total Health                                                                               775,821
                                                                                   ----------------
Industrial Machinery & Equipment (6.4%):
Machinery & Engineering (3.9%):
              6,049   Atlas Copco AB - B Shares                                            140,427
                402   Mannesmann AG                                                        158,914
                                                                                   ----------------
                                                                                           299,341
                                                                                   ----------------
Machinery & Industrial Equipment (2.5%):
              4,600   KCI Konecranes International                                         192,006
                                                                                   ----------------
Total Industrial Machinery & Equipment                                                     491,347
                                                                                   ----------------

Media & Leisure (11.4%):
Entertainment (1.6%):
             14,000   Shochiku                                                             126,482
                                                                                   ----------------
Hotels & Motels (2.2%):
              9,000   Scandic Hotels AB                                                    166,306
                                                                                   ----------------
Leisure (1.8%):
              9,460   Granada Group PLC                                                    140,213
                                                                                   ----------------
Multimedia (1.4%):
             20,067   News Corporation Limited                                             106,796
                                                                                   ----------------
Printing (1.7%):
             11,000   Toppan Printing Corporation Limited                                  126,730
                                                                                   ----------------
Publishing (2.7%):
             12,887   Elsevier                                                             206,409
                                                                                   ----------------
Total Media & Leisure                                                                      872,936
                                                                                   ----------------

Nondurables (3.4%):
Consumer Products (2.2%):
              1,163   Christian Dior                                                       169,045
                                                                                   ----------------
Tobacco (1.2%):
             18,500   PT Hanjaya Mandala Sampoerna                                          91,825
                                                                                   ----------------
Total Nondurables                                                                          260,870
                                                                                   ----------------

Retail & Wholesale (5.2%):
Drug Stores (2.4%):
              3,000   Seven - Eleven Japan                                                 180,522
                                                                                   ----------------
Grocery Stores (1.9%):

              2,280   Koninklijke Ahold N.V.                                               147,395
                                                                                   ----------------
Restaurants (0.9%):
             16,000   Kentucky Fried Chicken Holding (Malaysia) Berhad                      69,607
                                                                                   ----------------
Total Retail & Wholesale                                                                   397,524
                                                                                   ----------------

Services (2.3%):
Human Resources (2.3%):
                546   Adecco SA                                                            177,001
                                                                                   ----------------
Total Services                                                                             177,001
                                                                                   ----------------

Technology (19.2%):
Computer Services (1.3%):
              8,000   Ines                                                                  98,135
                                                                                   ----------------
Electrical & Electronics (12.4%):
              4,000   Murata Manufacturing Corporation Limited                             140,240
              4,322   Philips Electronics                                                  195,150
             11,991   Premier Farnell PLC                                                   97,102
              3,000   Rohm Company                                                         215,085
              2,235   Schneider SA                                                         117,743
              2,500   Sony Corporation                                                     180,481
                                                                                   ----------------
                                                                                           945,801
                                                                                   ----------------
Telecommunications (5.5%)
             14,000   Nippon Comsys Corporation                                            154,331
                 21   Nippon Telegraph & Telephone Corporation                             149,515
              1,400   Telecel - Communicacoes Pessoai                                      115,912
                                                                                   ----------------
                                                                                           419,758
                                                                                   ----------------
Total Technology                                                                         1,463,694
                                                                                   ----------------

Total Common Stocks (Cost - $7,209,725)                                                  7,418,209
                                                                                   ----------------

Investment Companies (2.8%):
            214,920   Dreyfus Treasury Cash Management Fund                                214,920
                                                                                   ----------------
Total Investment Companies (Cost - $214,920)                                               214,920
                                                                                   ----------------

Total (Cost - $7,424,645)(a) (100.0%)                                                   $7,633,129
                                                                                   ================

----------
Percentages indicated are based on net assets of $7,629,470.

Distribution of investments by country of issue, as a percentage of total value of investment securities, is as follows:

           Japan                                                   26.6%
           Great Britain                                           14.9%
           Netherlands                                              9.2%
           France                                                   7.8%
           Germany                                                  7.3%
           Switzerland                                              7.0%
           Hong Kong                                                5.7%
           Sweden                                                   5.3%
           United States                                            2.8%
           Thailand                                                 2.7%
           Finland                                                  2.5%
           Malaysia                                                 2.1%
           Portugal                                                 1.5%
           Australia                                                1.4%
           Indonesia                                                1.2%
           Brazil                                                   1.0%
           Spain                                                    1.0%

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                      Unrealized appreciation            $466,305
                      Unrealized depreciation            (257,821)
                                                      ------------
                      Net unrealized appreciation        $208,484
                                                      ============

                       See notes to financial statements.

GROWTH & INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
February 28, 1997 (Unaudited)


  Principal Amount                                                               Market Value
     or Shares                          Security Description                    in U.S. Dollars
-------------------   ------------------------------------------------------   ----------------
Common Stocks (50.4%):
Basic Industries (9.9%):
Chemicals (5.1%):
              17,273  Du Pont (E.I.) De Nemours & Company                           $1,852,529
                                                                                ---------------
Paper & Related Products (4.8%):
              41,655  International Paper Company                                    1,739,096
                                                                                ---------------
Total Basic Industries                                                               3,591,625
                                                                                ---------------

Conglomerates & Holding Companies (5.3%):
Diversified Operations (5.3%):
              21,270  Minnesota Mining & Manufacturing Company                       1,956,840
                                                                                ---------------
Total Conglomerates & Holding Companies                                              1,956,840
                                                                                ---------------

Durables (4.8%):
Autos (4.8%):
              30,552  General Motors Corporation                                     1,768,197
                                                                                ---------------
Total Durables                                                                       1,768,197
                                                                                ---------------

Energy (14.2%):
Oil (14.2%):
              26,452  Chevron Corporation                                            1,706,154
              18,060  Exxon Corporation                                              1,803,743
              17,186  Texaco Incorporated                                            1,699,266
                                                                                ---------------
Total Energy                                                                         5,209,163
                                                                                ---------------

Finance (5.2%):
Banking (5.2%):
              18,225  J.P. Morgan & Company                                          1,915,903
                                                                                ---------------
Total Finance                                                                        1,915,903
                                                                                ---------------

Nondurables (5.9%):
Tobacco (5.9%):
              15,835  Philip Morris Companies Incorporated                           2,139,704
                                                                                ---------------
Total Nondurables                                                                    2,139,704
                                                                                ---------------

Technology (5.1%):
Computers & Office Services (0.1%):
               1,172  NCR Corporation                                                   38,676
                                                                                ---------------
Telecommunications (5.0%):
              46,013  AT&T Corporation                                               1,834,768
                                                                                ---------------
Total Technology                                                                     1,873,444
                                                                                ---------------

Total Common Stocks (Cost - $17,649,438)                                            18,454,876
                                                                                ---------------

Investment Companies (50.0%):
           2,716,003  Dreyfus Treasury Cash Management Fund                          2,716,003
             197,006  Standard & Poors Depositary Receipts                          15,594,256
                                                                                ---------------
Total Investment Companies (Cost - $17,637,818)                                     18,310,259
                                                                                ---------------

Total  (Cost - $35,287,256)(a) (100.4%)                                            $36,765,135
                                                                                ===============

----------
Percentages indicated are based on net assets of $36,603,412.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

                      Unrealized appreciation             $1,622,540
                      Unrealized depreciation               (144,661)
                                                        -------------
                      Net unrealized appreciation         $1,477,879
                                                        =============

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 1997 (Unaudited)


1.  Organization

Payden & Rygel Global Short Bond Fund, Payden & Rygel Total Return Fund, Payden & Rygel Global Balanced Fund, Payden & Rygel International Equity Fund and Payden & Rygel Growth & Income Fund (the "Funds") are non-diversified series of Payden & Rygel Investment Group ("Group"), a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940, as amended.

The objective of the Global Short Bond and Total Return Funds is to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives, each Fund invests primarily in debt obligations. The Total Return Fund invests in debt obligations of the U.S. Treasury, U.S. government agencies, U.S. dollar-denominated foreign and domestic public corporations and mortgage-backed securities. In addition, the Total Return Fund can invest in foreign bonds denominated in foreign currencies, and up to 25% of its total assets in non-investment grade debt.

The Global Short Bond invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Global Short Bond and Total Return Funds can also have substantial investments in foreign currency contracts.

The objective of the Global Balanced Fund is to realize a high level of total return consistent with preservation of capital. This Fund invests in common stocks, bonds and money market instruments of both domestic and foreign issuers. The objective of the International Equity Fund is long-term capital appreciation. This Fund invests in equity securities (common and preferred stock) of issuers whose corporate headquarters are outside the United Stated ("foreign equities").

The Growth & Income Fund seeks to provide growth of capital and some current income. To achieve these objectives the Growth & Income Fund normally invests approximately half of its total assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. The remaining assets are invested in securities intended to replicate the total return of the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), normally Standard & Poor's Depositary Receipts or additional common stocks. There can, however, be no assurance that any of the Funds' investment objectives will be achieved.

The Funds offer both Class A and Class B shares; however, as of February 28, 1997, there have been no Class B shares issued. Class B shares are subject to certain fees under a shareholder service plan (the "Plan"); Class A shares do not participate in the Plan. Both

February 28, 1997 (Unaudited)


classes of shares have identical rights and privileges except with respect to the shareholder service fees borne by Class B and voting rights on matters affecting a single class. The Group is authorized to issue an unlimited number of shares of each class which are units of beneficial interest with a par value of $.001 per share.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the
Funds:

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued on the basis of quotations obtained from brokers and dealers or pricing services with consideration of such factors as institutional-sized trading in similar groups of securities, quality, yield, coupon rate, maturity, type of issue, trading characteristics and other market data. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to guidelines established by the Board of Trustees with reference to fixed income securities the prices of which are more readily obtainable and the durations of which are comparable to the securities being valued. Debt securities with remaining maturities of sixty days or less are valued on an amortized cost basis unless Payden & Rygel ("the Adviser") determines that such basis does not represent fair value. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation.

Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid prices. Securities traded only on the over-the-counter market are valued at the latest bid prices. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid prices.

Investment Transactions and Related Income

February 28, 1997 (Unaudited)


Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes as required by Federal income tax regulations. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. The Global Short Bond, Total Return, Global Balanced and International Equity Funds may purchase investment securities that are payable in a foreign currency. For these four Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Each of these four Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amount of interest or expenses recorded on each of these Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates.

Repurchase Agreements

Any of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities and, on a daily basis, mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

Options Transactions

February 28, 1997 (Unaudited)


When any of the Funds writes a covered call or put option, an amount equal to the premium received is included in that Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

Futures Contracts

Any Fund may purchase or sell futures contracts and options on futures contracts which provide for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds invest in futures contracts to hedge against

February 28, 1997 (Unaudited)


anticipated future changes in interest or exchange rates or security prices. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Total Return, Global Balanced, International Equity and Growth & Income Funds may invest in stock index futures contracts which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures as discussed above apply to these index futures contracts. Each Fund invests in these futures contracts to permit a Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Equity Swap Contracts

The Global Balanced, International Equity and Growth & Income Funds may enter into equity swap transactions which involve an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. A Fund will typically pay a floating rate of interest and receive the total return of a specified equity index. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess or deficiency, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and is recorded as an unrealized gain or loss by that Fund.

These Funds invest in these swap transactions to permit the Funds to meet their objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the swap position may correlate imperfectly with the markets or the asset or liability being hedged.

Forward Currency Contracts

The Global Short Bond, Total Return, Global Balanced and International Equity Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These four Funds will enter into forward contracts as a hedge

February 28, 1997 (Unaudited)


against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Delayed Delivery Transactions

Any of the Funds may purchase securities on a when issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly, except for the International Bond, Global Balanced, International Equity and Growth & Income Funds which are paid quarterly, and net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the

February 28, 1997 (Unaudited)


amount of net investment income and net realized gains or losses reported in these financial statements may differ from that reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains from investments in the accompanying statements.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other

Shared expenses incurred by the Group are allocated among the series of the Group on the basis of relative net assets. Series-specific expenses are charged to each series as incurred. Fund expenses not specific to any class will be allocated between the classes based upon net assets of each class. Class-specific expenses will be charged to each class as incurred.

3.  Purchases and Sales of Investments

Purchases and sales of investments (excluding short-term investments and long-term U.S. Government securities) for the period ended February 28, 1997 were as follows:

                                   Purchases         Sales
                                  ------------   ------------
    Global Short Bond Fund        $ 73,342,532   $24,978,411
    Total Return Fund               13,345,625     3,765,135
    Global Balanced Fund             5,986,254       885,492
    International Equity Fund        7,553,100       354,453
    Growth & Income Fund            32,812,755       238,653

Purchases and sales of long-term U.S. Government securities for the period ended February 28, 1997 were as follows:

February 28, 1997 (Unaudited)


                                   Purchases        Sales
                                 -------------   -----------
    Global Short Bond Fund       $  15,881,320   $ 4,477,574
    Total Return Fund                        0             0
    Global Balanced Fund             1,954,945       125,176
    International Equity Fund                0             0
    Growth & Income Fund                     0             0

The Global Balanced Fund's activity in written options for the period ended February 28, 1997 was as follows:

                                               Number of     Contracts
                                               Contracts     Premium
                                              -----------   -----------
    Options outstanding at
          beginning of period                       0        $        0
    Options sold                                   38            29,008
    Options canceled in closing
          purchase transactions                     0                 0
    Options expired prior to exercise               0                 0
                                                   --        ----------
    Options outstanding at end of period           38        $   29,008

None of the other Funds had activity in written options for the period ended February 28, 1997.

4.  Unamortized Organization Costs

The organization costs incurred on behalf of the Funds listed below are being reimbursed to Payden & Rygel and are being amortized on a straight-line basis over a period not exceeding five years. The organization costs and the amounts reimbursed as of February 28, 1997 are as follows:

                                     Cumulative      Amortized
                                    Organization    Organization
                                       Costs          Expenses
                                    ------------   --------------
      Global Short Bond Fund        $     2,046    $     705
      Total Return Fund                   3,254          363
      Global Balanced Fund                4,063          389
      International Equity Fund           3,798          381
      Growth & Income Fund               11,447          596

Any redemption by Payden & Rygel of its initial investment of $100,000 will reduce the reimbursement by a prorata portion of any of the then unamortized organization costs.

5.  Related Party Transactions

Investment advisory services are provided to the Funds by Payden & Rygel. Under the terms of the investment advisory agreement Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for the Global Short Bond Fund is 0.30% on net assets up to $2 billion and 0.25% on net assets over $2 billion. The rate for the Total Return Fund is 0.28% on net assets up to $1 billion and 0.25% on net assets over $1 billion. The rate for the Global Balanced Fund is 0.50% on net assets up to $1 billion and 0.40% on net assets over $1 billion. The rate for the International Equity Fund is 0.60% on net assets up to $1 billion and 0.45% on net assets over $1 billion. The rate for the Growth & Income Fund is 0.50% on net assets up to $2 billion and 0.30% on net assets over $2 billion.

Payden & Rygel has voluntarily agreed to permanently waive 0.20% of its fee for advisory services for the Growth & Income Fund through at least October 31, 1997. In addition, Payden & Rygel has agreed to guarantee that, for so long as it acts as investment adviser to a Fund, the expenses of a Fund attributable to Class A Shares, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed the percentage indicated below of that Fund's average daily net assets on an annualized basis. In addition, Payden & Rygel has voluntarily agreed to temporarily limit each Fund's total expenses, including advisory fees, to the percentage indicated below of that Fund's average daily net assets on an annualized basis through October 31, 1997 (exclusive of interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses).

                                                       Voluntary
                                         Expense       Expense
                                         Guarantee      Limit
                                         ---------     --------
         Global Short Bond Fund           0.70%         0.45%
         Total Return Fund                0.60%         0.45%
         Global Balanced Fund             0.85%         0.70%
         International Equity Fund        1.05%         0.90%
         Growth & Income Fund             0.80%         0.54%

February 28, 1997 (Unaudited)


Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year so long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement). The deferred expense subsidies, as identified in the statements of assets and liabilities, represent the cumulative amount of expenses subsidized for the Funds and will be recognized as net expense in the statements of operations in future periods, if expense limits permit.

Payden & Rygel has incurred certain expenses in connection with the offering of multiple class shares that will be charged to the Group upon the initial sale of Class B shares to the public. Such expenses, approximately $41,000 as of February 28, 1997, will be allocated to all series of the Group that offer Class B shares on the basis of relative net assets at the time of the initial sale of Class B shares, and will be prorated between the classes on the basis of eligible net assets of each class over a five year period.

For the Global Balanced and International Equity Funds, Payden & Rygel has entered into a sub-advisory agreement with Scottish Widows Investment Management ("Sub-Adviser"). The Sub-Adviser is a wholly owned subsidiary of Scottish Widows Fund and Life Assurance Society, a mutual company chartered in 1815. Under the terms of the sub-advisory agreement, the Sub-Adviser receives fees monthly at a rate of 0.40% on the first $1 billion of average daily net assets and 0.30% on average daily net assets over $1 billion. In the case of the Global Balanced Fund, fees are based on the average daily net assets allocated to the Sub-Adviser. The Sub-Adviser's fee does not represent a separate or additional charge against the Funds.

Payden & Rygel Distributors, a wholly owned subsidiary of Payden & Rygel, serves as the distributor for the Funds and is not entitled to receive any fees from the Group under the distribution agreement.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.06%.

Investors Fiduciary Trust Company ("IFTC"), a Missouri trust company, serves as transfer agent to the Funds. Under the terms of the transfer agency agreement, IFTC is entitled to receive fees based upon a specified amount per shareholder with specified minimum-per-Fund amounts and surcharges, plus certain out-of-pocket expenses. IFTC also serves as fund accountant. Under the terms of the fund accounting agreement, IFTC receives fees based on specified minimum-per-Group amounts, plus certain out-of-pocket expenses.

All expenses incurred by the Funds are paid directly by Payden & Rygel subject to subsequent reimbursement by the Funds. For Funds which have not fully reimbursed Payden & Rygel for expenses paid on their behalf as of February 28, 1997, the cumulative amounts of expenses paid by Payden & Rygel and the reimbursement of expenses by the Funds are as follows:

                                      Cumulative         Cumulative
                                       Total of           Total of
                                    Expenses Paid by    Reimbursement
                                    Payden &  Rygel      of Expenses
                                    ----------------    --------------
      Total Return Fund                  17,334              5,500
      Global Balanced Fund               20,275                  0
      International Equity Fund          22,011                  0
      Growth & Income Fund               35,376             28,300

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

                      THE PAYDEN & RYGEL INVESTMENT GROUP

                                 F O R M  N-1A

                           PART C: OTHER INFORMATION


Item 24.         Financial Statements and Exhibits.

   (a)                    Financial Statements:

                     Registrant's Statements of Assets and Liabilities as of October 31, 1996, Statements of Operations for the periods ended October 31, 1996, Statements of Changes in Net Assets for the periods ended October 31, 1996 and October 31, 1995, Schedules of Portfolio Investments as of October 31, 1996, related notes, and Independent Auditor's Report, with respect to the Funds are incorporated by reference in Part B.

                     Registrant's unaudited Statements of Assets and Liabilities as of February 28, 1997, Statements of Operations for the periods ended February 28, 1997, Statements of Changes in Net Assets for the periods ended February 28, 1998, and Schedules of Portfolio Investments as of February 28, 1997, with respect to its Global Short Bond, Total Return, Growth & Income, Global Balanced and International Equity Funds are included in Part B.

   (b)               Exhibits:

             (1.1)            Master Trust Agreement of Registrant (a).

             (1.2)            Certificate of Amendment of Master Trust
                              Agreement (b).

             (1.3) Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

             (1.4) Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

             (1.5) Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

             (1.6) Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

             (1.7)            Amendment No. 6 to the Master Trust Agreement (g).

             (1.8)        Amendment No. 7 to the Master Trust Agreement (h).

             (1.9)        Amendment No. 8 to the Master Trust Agreement (i).

             (1.10)       Amendment No. 9 to the Master Trust Agreement (j).

             (1.11)       Amendment No. 10 to the Master Trust Agreement (k).

             (1.12)       Form of Amendment No. 11 to the Master Trust
                          Agreement (k).

             (1.13)       Form of Amendment No. 12 to the Master Trust
                          Agreement (l).

             (1.14)       Form of Amendment No. 13 to the Master Trust
                          Agreement (m).

             (2)          By-laws of Registrant (a).

             (3)          None.

             (4)          None.

             (5.1)        Investment Management Agreement between
                          Registrant and Payden & Rygel (n).

             (5.2) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond Fund to the Agreement (n).

             (5.3) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated December 29, 1993, adding Short Bond, Intermediate Bond and Investment Quality Bond (previously Opportunity) Funds to the Agreement
                          (n).

             (5.4) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding Limited Maturity Fund to the Agreement (e).

             (5.5) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994 with respect to Class B shares (e).

             (5.6) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994, adding Short Duration Tax Exempt Fund to the Agreement (e).

             (5.7) Agreement between Registrant and Payden & Rygel dated June 14, 1994 with respect to voluntary expense limitations (g).

             (5.8) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding U.S. Treasury Fund and International Bond Fund (previously Global Opportunity Fund) to the Agreement (g).

             (5.9) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Market Return Fund to the Agreement (o).

             (5.10) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Growth & Income Fund to the Agreement (k).

             (5.11) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Global Short Bond Fund to the Agreement
                              (l).

             (5.12) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Total Return Fund, International Equity Fund and Global Balanced Fund to the Agreement
                              (m).

             (5.13) Form of Subadvisory Agreement between Payden & Rygel and Scottish Widows Investment Management Limited with respect to the International Equity Fund and Global Balanced Fund (m).

             (6.1) Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. (n).

             (6.2) Amendment to Distribution Agreement between Registrant and Payden & Rygel Distributors dated August 31, 1992 (p).

             (7)              None.

             (8) Form of Custody Agreement between Registrant and Boston Safe Deposit and Trust Company (q).

             (9.1) Management and Administration Agreement between Registrant and Treasury Plus, Incorporated dated as of January 1, 1996 (o).

             (9.2) Form of Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company
                              (o).

             (9.3) Form of Transfer Agency and Service Agreement between Registrant and Investors Fiduciary Trust Company (o).

             (9.4)            License Agreement between Registrant and Payden &
                              Rygel (n).

             (10)             Opinion of Counsel (b).

             (11)             Consent of Independent Auditors.

             (12)             Not applicable.

             (13)             Investment letter of Payden & Rygel (b).

             (14)             None.

             (15)             None.

             (16)             Total return calculations (o).

             (17)             Financial Data Schedule.

             (18)             Multiple Class Plan (l).

             (19.1)           Powers of Attorney of Dennis Poulsen and J.
                              Clayburn La Force (r).

             (19.2)           Power of Attorney of Stender E. Sweeney (r).

             (19.3)           Power of Attorney of Thomas McKernan, Jr. (s).

             (19.4)           Power of Attorney of W.D. Hilton, Jr. (f).

______________________________

(a) Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.

(b) Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c) Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.

(d) Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.

(e) Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.

(f) Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.

(g) Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.

(h) Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.

(i) Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.

(j) Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.

(k) Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.

(l) Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.

(m) Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.

(o) Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.

(p) Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.

(q) Filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on December 20, 1996 and incorporated herein by reference.

(r) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on June 19, 1992 and incorporated herein by reference.

(s) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on March 1, 1994 and incorporated herein by reference.


Item 25.     Persons Controlled by or Under Common Control with Registrant.

                     As of April 10, 1997, the following persons held of record more than 25% of the outstanding shares of the following classes of shares of
Registrant: Payden & Rygel International Bond Fund, Class A -- Consuelo Zobel Alger Foundation (67%); Payden & Rygel Limited Maturity Fund, Class A -- Tessera, Inc. (30.0%); Payden & Rygel Global Balanced Fund, Class A -- Lon V. Smith Foundation (32%); Payden & Rygel International Equity Fund, Class A -- Scottish Widows Fund (26%); Payden & Rygel Total Return Fund, Class A -- Fluor Master Retirement Trust (33%).


Item 26.     Number of Holders of Securities.

                     As of March 31, 1997, the number of record holders of each class of securities of Registrant was as follows:


              Title of Class                  Number of Record Holders
              --------------                  ------------------------
Shares of beneficial interest of Payden
& Rygel Global Fixed Income Fund             - Class A                                    250
                                             - Class B                                      0

Shares of beneficial interest of Payden
& Rygel International Bond Fund              - Class A                                      6
                                             - Class B                                      0

Shares of beneficial interest of Payden
& Rygel Tax Exempt Bond Fund                 - Class A                                     66
                                             - Class B                                      0

Shares of beneficial interest of Payden

& Rygel Short Duration Tax Exempt Fund
                                                 - Class A                          47
                                                 - Class B                           0

Shares of beneficial interest of Payden
& Rygel Short Bond Fund                           - Class A                         48
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Intermediate Bond Fund                    - Class A                         30
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Investment Quality Bond
Fund                                              - Class A                         45
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Limited Maturity Fund                     - Class A                        126
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel U.S. Treasury Fund                        - Class A                         26
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Market Return Fund                        - Class A                         78
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Growth & Income Fund                      - Class A                      1,211
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Global Short Bond Fund                    - Class A                         23
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Total Return Fund                         - Class A                          9
                                                  - Class B                          0

Shares of beneficial interest of Payden
& Rygel Global Balanced Fund                      - Class A                         40
                                                  - Class B                          0


Shares of beneficial interest of Payden
& Rygel International Equity
Fund                                              - Class A                         46
                                                  - Class B                          0

Item 27.     Indemnification.

             Section 6.4 of Article VI of Registrant's Master Trust Agreement, filed herewith as Exhibit 1, provides for the indemnification of Registrant's trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

             Section 7 of Registrant's Investment Management Agreement, filed herewith as Exhibit 5, provides for the indemnification of Registrant's Adviser against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.
Section 4 of Registrant's Distribution Agreement, filed herewith as Exhibit 6, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

             Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.     Business and Other Connections of Investment Adviser.

                     During the two fiscal years ended December 31, 1996, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial businesses, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Name and Principal
Business Address                           Office                             Other Employment
----------------                           -------                            ----------------

Joan A. Payden                             President and
                                           Director

Lynn M. Bowker                             Vice President
                                           and Treasurer

Lynda L. Faber                             Senior Vice
                                           President and
                                           Director

John P. Isaacson                           Executive Vice
                                           President and
                                           Director

Scott A. King                              Executive Vice
                                           President and
                                           Director

Brian W. Matthews                          Vice President

Christopher N. Orndorff                    Vice President


Item 29.     Principal Underwriters.

             (a) Payden & Rygel Distributors, Inc. does not act as a principal underwriter, depositor or investment adviser to any investment company other than Registrant.

             (b) Information is furnished below with respect to the officers and directors of Payden & Rygel Distributors, Inc. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

                                            Positions and
                                            Offices with                    Positions and
Name and Principal                          Principal                       Offices with
Business Address                            Underwriter                     Registrant
------------------                          -------------                   -------------
Joan A. Payden                              President                       Trustee, Chairman
                                            and Director                    of the Board and
                                                                            President

Christopher N. Orndorff                     Chief Financial                 Trustee
                                            Officer, Secretary
                                            and Director

             (c)     Not applicable.


Item 30.     Location of Accounts and Records.

             All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained either at the offices of the Registrant (333 South Grand Avenue, Los Angeles, California 90071), its adviser Payden & Rygel (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071), its Administrator Treasury Plus, Inc. (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071), its Fund Accountant and Transfer Agent Investors Fiduciary Trust Company (127 West 10th Street, Kansas City, Missouri 64105), or its Custodian Boston Safe Deposit and Trust Company (One Boston Place, Boston, Massachusetts 02108).


Item 31.     Management Services.

             Not Applicable.


Item 32.     Undertakings.

             Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

             Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 10th day of April, 1997.



                                        THE PAYDEN & RYGEL INVESTMENT GROUP


                                        By   s/Joan A. Payden
                                           ----------------------------
                                               Joan A. Payden
                                               President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

s/Joan A. Payden                              Trustee and                         April 10, 1997
-------------------------                     Principal
Joan A. Payden                                Executive Officer

J. Clayburn La Force*                         Trustee                             April 10, 1997
-------------------------
J. Clayburn La Force

Dennis C. Poulsen*                            Trustee                             April 10, 1997
-------------------------
Dennis C. Poulsen

Thomas McKernan, Jr.*                         Trustee                             April 10, 1997
-----------------------
Thomas McKernan, Jr.

Stender E. Sweeney*                           Trustee                             April 10, 1997
-------------------------
Stender E. Sweeney

W.D. Hilton, Jr.*                             Trustee                             April 10, 1997
-------------------------
W.D. Hilton, Jr.

s/Lynda L. Faber                              Trustee                             April 10, 1997
-------------------------
Lynda L. Faber

s/John Paul Isaacson                          Trustee                             April 10, 1997
-------------------------
John Paul Isaacson

s/Christopher N. Orndorff                     Trustee                             April 10, 1997
-------------------------
Christopher N. Orndorff

s/Thomas J. Barrett                           Principal                           April 10, 1997
-------------------------                     Financial and
Thomas J. Barrett                             Accounting Officer

*s/Joan A. Payden
-------------------------
By: Joan A. Payden
    Attorney-In-Fact

                                 EXHIBIT INDEX
                      THE PAYDEN & RYGEL INVESTMENT GROUP
                        FORM N-1A REGISTRATION STATEMENT
                        Post-Effective Amendment No. 28


Exhibit No.                     Title of Exhibit
-----------                     ----------------
(1.1)                           Master Trust Agreement of Registrant (a).

(1.2)                           Certificate of Amendment of Master Trust Agreement (b).

(1.3)                           Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

(1.4)                           Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

(1.5)                           Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

(1.6)                           Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

(1.7)                           Amendment No. 6 to the Master Trust Agreement (g).

(1.8)                           Amendment No. 7 to the Master Trust Agreement (h).

(1.9)                           Amendment No. 8 to the Master Trust Agreement (i).

(1.10)                          Amendment No. 9 to the Master Trust Agreement (j).

(1.11)                          Amendment No. 10 to the Master Trust Agreement (k).

(1.12)                          Form of Amendment No. 11 to the Master Trust Agreement (k).

(1.13)                          Form of Amendment No. 12 to the Master Trust Agreement (l).

(1.14)                          Form of Amendment No. 13 to the Master Trust Agreement (m).

(2)                             By-laws of Registrant (a).

(3)                             None.

(4)                             None.

(5.1)                           Investment Management Agreement between
                                Registrant and Payden & Rygel (n).

(5.2) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond
                                Fund to the Agreement (n).

(5.3) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated
                                December 29, 1993, adding Short Bond,
                                Intermediate Bond and Investment Quality Bond
                                (previously Opportunity) Funds to the Agreement
                                (n).

(5.4) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding Limited Maturity Fund to the Agreement (e).

(5.5) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994 with respect to Class B shares
                                (e).

(5.6) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994, adding Short Duration Tax
                                Exempt Fund to the Agreement (e).

(5.7) Agreement between Registrant and Payden & Rygel dated June 14, 1994 with respect to voluntary expense limitations (g).

(5.8) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding
                                U.S. Treasury Fund and International Bond Fund
                                (previously Global Opportunity Fund) to the
                                Agreement (g).

(5.9)                           Form of Amendment to Investment Management
                                Agreement between Registrant and Payden & Rygel adding Market Return Fund to the Agreement (o).

(5.10)                          Form of Amendment to Investment Management
                                Agreement between Registrant and Payden & Rygel adding Growth & Income Fund to the Agreement
                                (k).

(5.11)                          Form of Amendment to Investment Management

                                Agreement between Registrant and Payden & Rygel adding Global Short Bond Fund to the Agreement
                                (l).

(5.12)                          Form of Amendment to Investment Management
                                Agreement between Registrant and Payden & Rygel adding Total Return Fund, International Equity
                                Fund and Global Balanced Fund to the Agreement
                                (m).

(5.13)                          Form of Subadvisory Agreement between Payden &
                                Rygel and Scottish Widows Investment Management
                                Limited with respect to the International Equity
                                Fund and Global Balanced Fund (m).

(6.1)                           Distribution Agreement between Registrant and
                                Payden & Rygel Distributors, Inc. (n).

(6.2)                           Amendment to Distribution Agreement between
                                Registrant and Payden & Rygel Distributors dated
                                August 31, 1992 (p).

(7)                             None.

(8)                             Form of Custody Agreement between Registrant and
                                Boston Safe Deposit and Trust Company (q).

(9.1)                           Management and Administration Agreement between
                                Registrant and Treasury Plus, Incorporated dated as of January 1, 1996 (o).

(9.2)                           Form of Investment Accounting Agreement between
                                Registrant and Investors Fiduciary Trust
                                Company (o).

(9.3) Form of Transfer Agency and Service Agreement between Registrant and Investors Fiduciary Trust
                                Company (o).

(9.4)                           License Agreement between Registrant and Payden
                                & Rygel (n).

(10)                            Opinion of Counsel (b).

(11)                            Consent of Independent Auditors.

(12)                            Not applicable.

(13)                            Investment letter of Payden & Rygel (b).

(14)                            None.

(15)                            None.

(16)                            Total return calculations (o).

(17)                            Financial Data Schedule.

(18)                            Multiple Class Plan (l).

(19.1)                          Powers of Attorney of Dennis Poulsen and J.
                                Clayburn La Force (r).

(19.2)                          Power of Attorney of Stender E. Sweeney (r).

(19.3)                          Power of Attorney of Thomas McKernan, Jr. (s).

(19.4)                          Power of Attorney of W.D. Hilton, Jr. (f).

_______________________________

(a) Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.

(b) Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c) Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.

(d) Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.

(e) Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.

(f) Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.

(g) Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.

(h) Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.

(i) Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.

(j) Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.

(k) Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.

(l) Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.

(m) Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.

(o) Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.

(p) Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.

(q) Filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on December 20, 1996 and incorporated herein by reference.

(r) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on June 19, 1992 and incorporated herein by reference.

(s) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on March 1, 1994 and incorporated herein by reference.